                                                                Exhibit 10.1


                 AUTOMATED METER READING SERVICES AGREEMENT

         This Automated Meter Reading Services Agreement ("Agreement") is entered into this 11th day of March, 2005, and is by and between Cellnet Technology, Inc., a Delaware corporation ("Cellnet"), and Laclede Gas Company, a Missouri corporation ("Laclede"). All capitalized terms not otherwise defined herein have the respective meaning set forth in Appendix A hereto.

                                  RECITALS

         WHEREAS, Laclede desires to introduce new automated gas meter reading, data acquisition and data management services to its service area that efficiently provide accurate information for billing, distribution, operations, customer care and customer marketing purposes;

         WHEREAS, Laclede has selected a radio frequency fixed network application as the system that can best provide basic services while permitting maximum flexibility of information for expansion into other functional uses;

         WHEREAS, Laclede desires Cellnet to establish, where it has not already been established, and maintain a Fixed Network consisting of MIUs installed on Laclede Gas Meters, MCC sites on towers and/or other appropriate structures, the network operations center ("NOC"), the communication link between the MCCs and the NOC, all other equipment necessary for Cellnet to provide automated gas meter reading, data acquisition and data management services to Laclede and the operation, care and maintenance of all installed equipment;

         WHEREAS, Laclede desires for Cellnet to provide all of the equipment and labor and take all of the actions necessary to perform automated reads of Laclede Gas Meters within St. Louis City, St. Louis County and St. Charles County and selected portions of other counties in Laclede's service area as set forth on Exhibit 1 (collectively, "Fixed Network Area") and to make available such readings to Laclede (i.e., Laclede desires to acquire from Cellnet turnkey meter readings) and for Cellnet to provide data acquisition and management services; and

         WHEREAS, Cellnet has the expertise, experience and skill to provide such turnkey automated meter reading, data acquisition and data management services and desires to provide the same to Laclede on the terms and conditions set forth herein.

         NOW, THEREFORE, the Parties agree as follows:

                                  ARTICLE 1

                   INITIAL FIXED NETWORK DEPLOYMENT PHASE

1.1      Overview. Immediately upon the execution of this Agreement, the
         --------
         Parties shall commence to integrate their respective systems in accordance with this Article (the "Initial Fixed Network Deployment Phase") and shall test their respective systems' ability to access, exchange and deliver MIU installation data and Laclede Gas Data. The Initial Fixed Network Deployment Phase will be conducted in accordance with the project timeline attached to this Agreement as Exhibit 2. The
                                                        ---------
         Parties shall complete the Initial Fixed Network Deployment Phase within six (6) months of the Effective Date; provided, however, that without limiting a Party's other remedies hereunder, if a Party suffers a delay in meeting any of its objectives on the project timeline, the deadlines thereon for the other Party shall be moved back by an equivalent number of days. To the extent that any of the obligations or rights of either Party set forth in
         Article 1 do not specifically pertain to only the Initial Fixed Network Deployment Phase but are necessary for the performance of the rest of this Agreement, then such obligations and rights shall continue throughout the Term.

1.2      Laclede's Responsibilities.
         --------------------------

         (a)      Sample Meter Population. Laclede has previously provided
                  -----------------------
                  to Cellnet an initial data file that details all Laclede Gas Data, including addresses, Laclede's projected monthly meter reading schedule and all other pertinent Laclede customer information for approximately 500 meters ("Test Meters") on which Cellnet has installed MIUs.

         (b)      Interface Implementation. Attached hereto as Exhibit 3 are
                  ------------------------                     ---------
                  Cellnet's specifications for its standard interface (the "Standard Interface Specifications"). Laclede shall, in accordance with the time period set forth in Exhibit 2,
                                                               ---------
                  develop, at its own expense, a complete, integration tested and fully operational interface for the Laclede systems impacted by this Agreement (the "Laclede Interface"). The Laclede Interface must have the capacity to (i) collect the MIU installation database and the Laclede Gas Data from Cellnet, (ii) transmit the post MIU installation and any ongoing Laclede database maintenance files to Cellnet, and (iii) collect the Fixed Network Data posted by Cellnet on the FTP Server.

         (c)      Internal Computer Hardware and Software. Laclede is
                  ---------------------------------------
                  responsible for, and shall establish and maintain at Laclede's expense, all of its internal computer software, hardware, systems, and any and all telecommunication connections and charges (including hardware fees, set-up, and on-going fees) required to collect the Fixed Network Data from the FTP Server and then store, query and manipulate such data.

         (d)      Additional Services. In addition to the services described
                  -------------------
                  in Section 1.3(b) below, which shall be provided at Cellnet's expense, Laclede may request, and Cellnet, in its discretion, may provide, services to assist Laclede with system integration and other programming issues from time to time during the Term. Such services shall be provided to Laclede at rates to be agreed upon by the Parties.

1.3      Cellnet's Obligations.
         ---------------------

         (a)      Fixed Network and Data Management Network. During the
                  -----------------------------------------
                  Initial Fixed Network Deployment Phase, Cellnet will conduct a propagation study of the portion of Laclede's service area to be covered by the Fixed Network Area.

                  Based on the results of the study, Cellnet will provide, install and maintain all equipment, supplies and services necessary to establish and operate the Fixed Network that collects automated daily meter reads and provides meter readings in accordance with this Agreement. Cellnet shall provide, and install new, or enable existing, Fixed Network infrastructure required to support the Fixed Network Area, including, without limitation, software, hardware and peripherals for the NOC. Additionally, Cellnet shall establish Laclede as a customer in Cellnet's data management network.

         (b)      Interface Implementation Support. During the Initial Fixed
                  --------------------------------
                  Network Deployment Phase, Cellnet, at no additional charge to Laclede, shall consult with and advise Laclede in its development and testing of the Laclede Interface. Cellnet shall have no obligation to write software code in connection with such consulting and advice; provided, however, that additional services shall be provided in accordance with Section 1.2(d) above.

         (c)      Provision of MIUs and Installation Resources. Cellnet
                  --------------------------------------------
                  shall provide the resources necessary for installation of the MIUs, including the required MIUs and the employees or subcontractors necessary to install the MIUs (each a "MIU Installer"), as well as a competent project manager for the Initial Fixed Network Deployment Phase. All of the MIU Installers shall be qualified and trained as described in
                  Section 2.1(d)(ii).

         (d)      Configure the NOC. Cellnet shall establish and configure
                  -----------------
                  the necessary hardware, NOC Software and Meter Database to provide the AMR Services.

         (e)      Automated Meter Readings. Upon completion of the
                  ------------------------
                  installation of the MIUs on the Laclede Gas Meters and Laclede's performance of its responsibilities under
                  Section 1.2, Cellnet shall perform and transmit to Laclede daily automated meter reads in hundreds of cubic feet in accordance with Article 2.

         (f)      Handheld Devices. During the Initial Fixed Network
                  ----------------
                  Deployment Phase, Cellnet shall provide Laclede two (2) handheld units for reading and programming MIUs and train Laclede personnel on the proper use of these units.

         (g)      Plant Tour. During the Initial Fixed Network Deployment
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                  Phase, at Laclede's request, Cellnet shall schedule a trip for Laclede to visit Cellnet's manufacturing facilities, Cellnet's corporate headquarters and/or Cellnet's NOC facilities, at Laclede's expense. Within fifteen (15) days after completion of any of the above trips, Laclede may notify Cellnet in writing that Laclede has concerns regarding any of the following characteristics of any of such Cellnet facilities:

                  (i)      Work environment;
                  (ii)     Safety;
                  (iii)    Degree and sophistication of automation; and
                  (iv)     Quality control.

                  Cellnet shall investigate any such concerns, and (1) explain why the issue is not reasonably likely, in Cellnet's reasonable discretion, to have a material adverse impact on the AMR Services, or (2) provide a reasonable plan and timeline to address these concerns or issues in a manner reasonably acceptable to Parties.

1.4      Initial Fixed Network Deployment Phase Testing.
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         (a)      Comparison of Reads. During the Initial Fixed Network
                  -------------------
                  Deployment Phase, Laclede will obtain and compare the manual reads from the Test Meters to the automated meter reads provided by Cellnet pursuant to Section 1.3(e) above. Any deviations between the manual and automated readings will be investigated by both Parties in good faith and resolved within two (2) Business Days.

         (b)      Substitute Meters. Any residence with access issues, meter
                  -----------------
                  problems or other circumstances that interfere with the Initial Fixed Network Deployment Phase will be dealt with on a case-by-case basis. An alternate address within the coverage area described in Section 1.2(a) may be substituted for the remainder of the Initial Fixed Network Deployment Phase, or, in the alternative, the MIU will be subtracted from the sample population, at Laclede's discretion.

         (c)      Network Coverage. Cellnet will be responsible for Fixed
                  ----------------
                  Network infrastructure coverage issues and will use commercially reasonable efforts to resolve any Fixed Network infrastructure coverage issues promptly, as necessary, to perform the AMR Services.

1.5      Initial Fixed Network Deployment Phase Performance Standards.
         ------------------------------------------------------------

         (a)      Summary of Readings. During the Initial Fixed Network
                  -------------------
                  Deployment Phase, Cellnet shall provide Laclede: (i) daily automated meter reads in hundreds of cubic feet; and (ii) a monthly summary of MIU performance, by address. The individual meter readings will be maintained by Cellnet daily and delivered to Laclede on the next Business Day. Daily and monthly overall performance indicators should be included in the summary.

         (b)      Areas of Emphasis. Close scrutiny will be given to
                  -----------------
                  Cellnet's performance in the following areas:

                  (i)      Project Management;
                  (ii)     Integration Support Services
                  (iii)    Data Acquisition and Delivery;
                  (iv)     Operations and Maintenance;
                  (v)      Customer Service;
                  (vi)     Technology; and
                  (vii)    Data Center Operations.

        At any time during the Initial Fixed Network Deployment Phase, Laclede may notify Cellnet in writing that Laclede has concerns regarding any of the foregoing areas, and

                  Cellnet shall investigate any such concerns, and (1) explain why the concerns are not reasonably likely, in Cellnet's reasonable discretion, to have a material adverse impact on the AMR Services, or (2) provide a reasonable plan and timeline to address these concerns in a manner reasonably acceptable to the Parties.

         (c)      MIU Validation. During the Initial Fixed Network
                  --------------
                  Deployment Phase, the Test Meters will be automatically read every day to determine accuracy, network deliverability, and ability to transfer data between the Parties' systems based on the Standard Interface Specifications. During the Initial Fixed Network Deployment Phase, the Parties will work together to validate and correct promptly any errors in the following areas:

                  (i) Fixed Network reading does not correlate with visual index reading. This deviation will take into account rounding errors and time differences. Cellnet must correct programming errors on a MIU.

                  (ii) Fixed Network reading was not available through the network during the scheduled reading period. This failure takes into account MIUs that fail to communicate to the Fixed Network due to device problems.

                  (iii) MIU is found to be in an alarm state and the appropriate flag was not returned.

                  (iv) MIU is found to be sending inconsistent readings when other MIUs in the area are responding correctly.

                  (v) The meter installation data and the Laclede Gas Data transferred between Laclede and Cellnet shall be validated and consistent with the Standard Interface Specifications for use within the respective Parties' systems. In the event that the data is not in the correct format, the non-complying Party shall make the correction at its own expense.

                                  ARTICLE 2
                         OBLIGATIONS OF THE PARTIES

2.1      Establishment and Installation of the AMR Services. The AMR
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         Services to be provided to Laclede by Cellnet shall include data acquisition, data management, data presentation and access, implementation, implementation expertise, provision and installation of MIUs and operation of the Fixed Network and the NOC. Cellnet shall read Activated Meters in the Fixed Network Area during the Term of this Agreement in accordance with this Article 2.

         (a)      Establishment of the Fixed Network. Cellnet shall
                  ----------------------------------
                  establish a Fixed Network that will:

                  (i) collect automated meter readings from Activated Meters within the Fixed Network Area; and

                  (ii) make available to Laclede, via the Cellnet Standard Interface, meter readings.

         (b)      Components of AMR Services System. The Fixed Network shall
                  ---------------------------------
                  include the following components, together with any and all other components and equipment necessary for Cellnet to perform its obligations under this Agreement:

                  (i) MIUs installed on each Accessible Meter within the Fixed Network Area;

                  (ii) MCCs to be installed on structures, poles and/or towers;

                  (iii)    The NOC to collect Fixed Network Data;

                  (iv)     The disaster recovery NOC, which is described in
                           Section 2.2(g), shall be located in a separate facility from the NOC as specified in Section 2.2(g); and

                  (v)      The software to manage the Fixed Network Data.

         (c)      Installation of the AMR Services System and Components.
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                  (i)      AMR Services System. During the Deployment
                           -------------------
                           Period, Cellnet shall install, and/or contract with subcontractors for the installation of, the Fixed Network and the various components thereof. Cellnet shall, or cause its subcontractors to, deploy an adequate number of field supervisors at all times to ensure that installers have ready access to supervisors as and when needed to address issues and receive information in a timely manner. The Cellnet program manager and the Laclede AMR program manager will establish introduction meetings and regularly scheduled project review meetings. A pre-installation meeting will be held among Cellnet, the MIU Installer, and Laclede for the purpose of reviewing all matters of mutual concern to ensure that the installation plan will be met.

                  (ii)     MIUs. Cellnet and Laclede will develop and agree
                           ----
                           upon the various Routes and schedules for
                           installation of the MIUs on existing Laclede Gas Meters at residences and businesses within the Fixed Network Area. Installers shall work during normal working hours of 8:00 a.m. to 5:30 p.m. Monday through Saturday, which hours shall be adjusted to accommodate extended daylight hours. Additionally, it shall be acceptable for installers to install MIUs outside these hours pursuant to previously made appointments with customers. Cellnet shall not be required to install a MIU on a meter unless the meter can be retrofitted to accept the MIU. The Parties agree that all of the meters listed on Exhibit 5-A can
                                                            -----------
                           be retrofitted to accept a MIU; provided that access to the meter is not obstructed or the physical condition of the meter is such that it does not prevent such retrofitting without requiring major repair. The

                           Parties shall cooperate in good faith to
                           determine whether the meters listed on Exhibit
                                                                  -------
                           5-B can be retrofitted to accept a MIU. Cellnet
                           ---
                           will manage all installation functions necessary to establish and maintain a fully functional Fixed Network, which shall include, without limitation, installing the MIUs and successful transmission of automated meter readings or alarms to the NOC indicating that the MIU has been successfully installed on a Laclede Gas Meter. Cellnet shall transfer such data regularly to Laclede. During the Deployment Period, Laclede shall provide to Cellnet Laclede's projected monthly meter reading schedule at least ninety
                           (90) days in advance of each respective Billing Window. The following steps and procedures will be followed for installation of the MIUs:

                           (A)      Cellnet Appointments. Prior to
                                    --------------------
                                    installation of MIUs on a Route, Laclede will promptly notify the customers on the Route (by flyers, radio or TV announcements or other reasonable means) of the planned installation of MIUs on meters servicing their residence or business. Cellnet or the MIU Installer shall contact the occupants of each affected property to make the necessary appointments and arrangements to install the MIUs. For meters that require entry into the property, the MIU Installer shall attempt to contact the occupant of the property by telephone, letter or door hanger and in person, on six (6) separate occasions (at least two (2) of which occasions must be personal visits to the property) and shall offer the occupant a choice of reasonable appointment times (i.e., specific appointment times or small time windows). The MIU Installer shall time its various attempts to contact an occupant via telephone, letter and in person so as to have the greatest probability of successfully contacting the occupant and installing the MIU. For purposes of clarity, an unanswered telephone call constitutes an attempt.

                           (B)      Laclede Appointments. If the MIU
                                    --------------------
                                    Installer is unable to gain the
                                    necessary access to a meter after the
                                    six (6) occasions specified in Section
                                    2.1(c)(ii)(A), Cellnet will so advise
                                    Laclede in writing as soon as reasonably practicable. After receiving such written advisement, Laclede will attempt to contact the occupant and/or owner of the property and work with Cellnet to arrange an appointment for Cellnet to install a MIU. If the occupant and/or owner miss a scheduled appointment or the meter is not an Accessible Meter for any other reason, Laclede will attempt to once again make contact with the occupant and/or owner and work with Cellnet to reschedule the appointment. If the MIU Installer is not able to install a MIU on the second or subsequent appointment made by Laclede, then Laclede shall reimburse Cellnet for its actual direct expenses without mark-up for the visit, not to exceed Twenty-Five Dollars ($25.00).

                  (iii)    Additional MIUs.
                           ---------------

                           (A) Cellnet shall from time to time during the Term, at no additional cost to Laclede (including, but not limited to, shipping fees and the manufacturers' cost to handle and install a MIU on a meter, which costs will be paid by Cellnet; provided, however, that all such shipping costs and manufacturers' costs shall be actual direct costs without mark-up by Laclede), make MIUs available to the manufacturers supplying meters to Laclede at a time and in a volume and manner that will allow the manufacturers to install the MIUs on the meters during assembly at the manufacturers' facilities. Laclede shall provide Cellnet at least 120 days' prior written notice with regard to what number of, to what manufacturers and when MIUs are to be provided. Cellnet shall throughout the Term provide to the respective manufacturers MIUs for the types of meters listed on Exhibit 5-C.
                                                         -----------
                           Additionally, Laclede and Cellnet will cooperate with regard to the coordination of meter model changes in an effort to ensure availability of MIUs for various meter models.

                           (B) During the Deployment Period, Cellnet shall, at no additional charge to Laclede, make MIUs available to Laclede's meter manufacturers in the manner described above in this Section for installation on new meters that Laclede will use to replace certain of the meters within its system that cannot be retrofitted with a MIU.

                           (C) In addition to the foregoing MIUs, Cellnet shall from time to time, upon the request of Laclede, make available to Laclede MIUs for installation by Laclede on meters that Laclede has removed from customers' premises and is reconditioning in preparation for re-installation at customers' premises. The MIUs described in Subsection (B) above and this Subsection (C) are included in the approximately 650,000 MIUs to be provided by Cellnet during the Deployment Period.

                           (D) Notwithstanding the foregoing, Cellnet is not required to provide a MIU to a manufacturer or to Laclede directly unless Cellnet has an integrated MIU available for the meter on which the MIU is to be installed. At no additional cost to Laclede, Cellnet and Laclede shall work together in good faith to develop a MIU for the National meters of the types listed on Exhibit 5-B in Laclede's meter population that Cellnet cannot currently retrofit with a MIU.

                           (E) Cellnet shall provide additional MIUs and reading services to replace units retired and to serve additional customers subject to the terms and provisions of Exhibit 6, which is attached
                                             ---------
                           hereto and incorporated herein by reference.

                  (iv)     Existing Remote Device Removal. Many of Laclede's
                           ------------------------------
                           existing meters currently have a remote-type device installed. Prior to any such device removal, Laclede shall provide any necessary training to Cellnet regarding device removal, including, without limitation, training regarding handling of wires and cables. After device removal, any attached wires and/or cables shall not be removed, but trimmed back to be unobtrusive. Any existing component on the exterior of the premise shall be left in place. One particular device, the American Meter TRACE unit, is both salvageable and redeployable. The MIU Installer will take reasonable care to return each TRACE device to Laclede in the same state it was in immediately prior to its removal. At Laclede's expense, Laclede will provide the proper containers and their transportation to and from the MIU Installer for packaging the returned devices. Any hazardous material component of the meter or module removed from the field by Cellnet or the MIU Installer during the installation of MIUs shall be deposited in a container provided by Laclede located at such MIU Installer's dock for proper disposal by Laclede.

                  (v)      MCCs. Cellnet shall install any additional MCCs
                           ----
                           in the Fixed Network Area and any communications links necessary to obtain automated meter readings from Activated Meters.

         (d)      Subcontracting, Training and Safety.
                  -----------------------------------

                  (i)      Subcontractor's Hiring Processes. Cellnet intends
                           --------------------------------
                           to contract with MIU Installers to install the MIUs. Only qualified personnel, who have received proper training as described below, shall perform the MIU installations/replacements. Cellnet shall develop a Quality Assurance Plan that is reasonably acceptable to Laclede and shall perform, or require subcontractors to perform, all MIU installation activities in accordance with such plan. The Quality Assurance Plan shall be provided by Cellnet to Laclede within thirty
                           (30) calendar days after the Effective Date and shall include an audit feature that will track the performance of individual installers. Laclede shall have the right to approve the MIU Installer, which approval shall not be unreasonably withheld or delayed. Additionally, subject to applicable law, Laclede shall have the right to disqualify individuals employed or used by an MIU Installer based on observations by Laclede and/or reported customer complaints, interaction with customers or the public in general and/or security or safety violations. If Laclede wishes to disqualify an individual employed or used by such MIU Installer, it shall notify Cellnet and provide reasonable details regarding the grounds for such request. Cellnet shall investigate the request and notify Laclede of its determination promptly, but in all events within five (5) Business Days, during which such individual shall not work on the project.

                  (ii)     Training. Prior to installation of any MIUs,
                           --------
                           Cellnet shall submit to Laclede for approval a training and certification program for all individuals, including Laclede employees, installing, repairing, maintaining or otherwise working with the MIUs. The training program shall consist of both classroom and field training on the procedures and documentation for the MIU installation. During the Term, Cellnet shall train, or cause the MIU Installer to be trained in all of the technical and procedural aspects of the installation of the MIUs, including the professional and courteous manner in which they shall conduct themselves with regard to Laclede's customers. Only individuals (including Laclede employees) who successfully complete the training program shall install, replace, repair, maintain or otherwise work with the MIUs. An audit program shall be implemented by Cellnet to evaluate fieldwork performed. At a minimum, the training program must address:

                           (A) Meter safety and personal protective equipment issued to field personnel;
                           (B)      Proper procedures for dealing with
                                    Laclede's customers in the field;
                           (C)      Meter configurations present in the
                                    service territory;
                           (D)      Meter reading;
                           (E)      Use of handheld work order routing devices;
                           (F)      Data to be recorded from each installation;
                           (G)      How to handle dog encounters and attacks;
                           (H)      Emergency procedures (gas leaks,
                                    medical, etc.); and
                           (I) Recognizing and reporting obvious "theft of service" cases.

                  (iii)    Safety. Cellnet shall submit a Project Health &
                           ------
                           Safety Plan to Laclede for review and comment to help ensure compliance with all federal and state Occupational Safety and Health Administration
                           (OSHA) requirements. Cellnet shall conduct and/or arrange for the safety training of all MIU Installer's personnel and other subcontractors (if any) utilized by Cellnet under this Agreement. The safety-training courses conducted by Cellnet or any of its subcontractors' safety professionals shall also be made available to Laclede personnel at Cellnet's or Laclede's premises in the Fixed Network Area. All required safety equipment and personal protective equipment (PPE) shall be provided by Cellnet or its subcontractors and maintained in proper working order by the party providing the same. Cellnet shall ensure that all of its employees and subcontractors installing, repairing, maintaining or otherwise working with the Fixed Network, including the MIUs, receive the six (6) hour National Safety Council's Defensive Driving Course (DDC6) or equivalent. Cellnet shall ensure that each of its employees and subcontractors is subject to drug and alcohol testing pursuant to Department of Transportation (DOT) Title 49 CFR
                           Part 40 - Procedures for Transportation Workplace Drug and Alcohol Testing Programs.

         (e)      Uniforms and Logos. All individuals actually installing
                  ------------------
                  MIUs on behalf of the MIU Installer shall wear official company uniforms of the MIU Installer and display identification badges that identify the individual as an employee of the

                           MIU Installer. Additionally, the vehicles used by such individuals shall display the MIU Installer's name and logo. If Laclede elects to have its name or logo displayed on the MIUs Installer's uniforms, identification badges and/or vehicles, and Cellnet consents to such proposal, such consent not to be unreasonably withheld or delayed, Laclede and Cellnet shall, at Laclede's sole cost and expense, work together to coordinate the same. In all events, the MIU Installer's uniforms, identification badges and vehicles shall not display Laclede's name or logo without Laclede's written consent.

         (f)      Programming Software. Within thirty (30) days after the
                  --------------------
                  Effective Date, Cellnet shall provide to Laclede, at no additional charge, Programming Software for reading and programming MIUs and train Laclede personnel on the proper use of this software. Cellnet shall install and configure the Programming Software for use by Laclede's operations personnel and use commercially reasonable effort to accommodate Laclede-specific configurations.

         (g)      Timeframe for Installation and Implementation.
                  ---------------------------------------------

                           (i) Meter Activation. Upon (1) the installation
                               ----------------
                           of MIUs on 90% of the Accessible Meters on a Route, (2) for which Cellnet is receiving designation and installation information via the Cellnet Standard Interface, and (3) Cellnet is utilizing the Fixed Network to gather and provide successful readings to Laclede, Cellnet will activate the Fixed Network with regard to this Route and commence electronically reading the meters on the Route. Cellnet will continue to attempt diligently to install MIUs on any Laclede Gas Meters on a Route which are not equipped with a MIU as of the date Cellnet activates the Route. Cellnet shall notify Laclede in advance of the date that the electronic reads will commence for a Route, and Laclede may, at its option, continue to read manually all meters that it then currently reads manually for one (1) full billing cycle after such date in order to verify the readings. For those meters that Laclede is not then currently obtaining manual reads (i.e., meters equipped with a TRACE device), Laclede shall use reasonable effort to obtain a manual reading of such meters for one (1) full billing cycle. If Laclede discovers any discrepancy between the manual reading and the reading rendered by the MIU, Laclede shall notify Cellnet, and Cellnet shall promptly repair, replace or reprogram the MIU if found to be defective upon investigation, and thereafter Cellnet shall manually read the meter or take whatever actions are necessary to verify that the MIU is functioning properly. Laclede's obligation to pay the monthly fee per meter described in
                           Section 2.3(a) shall commence on the date the electronic reads commence on a Route as described in the first sentence of this section.
                           Cellnet shall provide manual monthly billing reads pursuant to Laclede's projected monthly meter reading schedule on Accessible Meters on an activated Route that are not equipped with a properly functioning MIU commencing the fortieth
                           (40th) day following the date such Route is activated. Cellnet shall not be required to provide manual readings for any meters on which Laclede instructed Cellnet not to install a MIU.

                           (ii) Entire System. MIUs shall be installed and
                                -------------
                           operational on 99% of Accessible Meters within the Fixed Network Area within twenty-four (24) months after the Effective Date ("Deployment Deadline"). If Cellnet fails to perform its obligations under this Agreement relating to installation of the MIUs, and as a result the 99% threshold is not reached by the Deployment Deadline, then until such time as MIUs are installed and operational on 99% of Accessible Meters less Unavailable Meters within the Fixed Network Area (or this Agreement is terminated, if earlier), Cellnet shall provide monthly manual billing readings pursuant to Laclede's projected monthly meter reading schedule to Laclede on Accessible Meters that are not equipped with a MIU. Notwithstanding the foregoing, if, due solely to the failure of Cellnet to perform its obligations under this Agreement, MIUs are not installed and operational on 99% of Accessible Meters within the Fixed Network Area within six
                           (6) months after the Deployment Deadline, Cellnet shall be in default under this Agreement, and Laclede may avail itself of the remedies provided in this Agreement for default by Cellnet.

         (h)      Mandatory Provisions in Cellnet's Leases and/or Financing
                  ---------------------------------------------------------
                  Documents. Cellnet shall use its commercially reasonable
                  ---------
                  efforts to cause the senior lenders to Cellnet who are directly financing the build out of the Fixed Network, to include in the financing agreements therefor provisions providing that upon the occurrence, and during the continuation, of any default of Cellnet under such financing agreements, if the lenders under that financing agreement determine in their sole discretion that such action will not impair the Lender Group's ability to enforce the obligations of Cellnet under such financing agreements or realize upon the security collateral of the lenders under such financing agreements, such lenders shall engage in good faith negotiations with Laclede to permit Cellnet or a third party selected by the Lender Group to continue to perform Cellnet's obligations under this Agreement; provided, however, that the foregoing
                                  --------  -------
                  shall in no way prohibit such lenders from pursuing any of their rights or remedies under such financing agreements.

         (i)      St. Louis Office. During the Term, Cellnet shall maintain
                  ----------------
                  an office in the St. Louis metropolitan area staffed with a sufficient number of employees or contract employees to fulfill its obligations under this Agreement and a manager who is responsible for servicing Laclede under this Agreement.

2.2      Services to be Provided by Cellnet.
         ----------------------------------

         (a)      Daily Meter Reads. Cellnet shall provide to Laclede daily
                  -----------------
                  automated meter reads in hundreds of cubic feet on Activated Meters.

The information below marked by * and [] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.



         (b)      Reliability of Daily Consumption Readings. Cellnet shall
                  -----------------------------------------
                  provide daily automated meter reads in hundreds of cubic feet for at least [**]% of the Activated Meters on an averaged basis over the total number of calendar days of each month and a minimum of [**]% of the Activated Meters for each and every calendar day during any Contract Year during the Term of this Agreement. This reliability rate implies that the required percentage of the meters are read electronically through the Fixed Network.

         (c)      Reliability of Scheduled Consumption Readings for Monthly
                  ---------------------------------------------------------
                  Billing. Cellnet shall provide to Laclede monthly meter
                  -------
                  reads in hundreds of cubic feet on each Activated Meter. These monthly meter readings shall be made available during each Fixed Network Meter's respective monthly Billing Window as established according to Laclede's projected monthly meter reading schedule (as such schedule may be adjusted by Laclede from time to time) at a reliability rate of [**]% of the Activated Meters for each month and a minimum of [**]% of the Activated Meters for each respective billing day within the month. If Cellnet is not able to achieve [**]% of such monthly reads electronically, Cellnet shall achieve the required percentage by providing Laclede manual reads of Activated Meters within the Fixed Network Area; provided that Cellnet shall provide to Laclede each month an electronic list of the meters for which Cellnet was not able to obtain an electronic read through the Fixed Network. Cellnet shall promptly research and, if practicable, correct any MIU that the Fixed Network is not able to read electronically. In the event Laclede changes or adjusts its billing cycle schedule during the Term, Cellnet shall make all changes necessary to accommodate such changes or adjustments within thirty (30) days after receiving written notice of such change or adjustment from Laclede; provided that if such changes or adjustments to a billing cycle occur during the Deployment Period, Laclede shall provide Cellnet 120 days prior written notice of such change or adjustment.

         (d)      Reliability Penalty.
                  -------------------

                  (i) If Cellnet is not able to achieve the respective required average monthly reliability percentages for daily reads set forth in Section 2.2(b) above for any month during the Term, then Cellnet shall owe to Laclede a penalty (the "Daily Reliability Penalty") equal to [***************] Dollars ($[******]) for each [********] percent
                           ([***]%) or portion thereof that Cellnet is below the applicable threshold. Furthermore, if Cellnet is not able to achieve the required daily minimum percentages set forth in Section 2.2(b) above on any day during the Term, then Cellnet shall owe to Laclede a penalty ("Minimum Daily Reliability Penalty") equal to [************] Dollars ($[*****]) for each [********] percent ([***]%) or portion thereof that Cellnet is below the applicable minimum. For purposes of calculating the Daily Reliability Penalty and the Minimum Daily Reliability Penalty, only Activated Meters on Routes that have been activated as described in Section 2.1(g)(i) above for ninety
                           (90) days or more shall be considered. Anything herein to the contrary notwithstanding, except for any rights that

The information below marked by * and [] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.

                           may exist pursuant to Article 11 hereof, Laclede's sole remedy for Cellnet's failure to meet or exceed the foregoing performance metrics is set forth in this Section 2.2(d)(i).

                  (ii) The daily reliability performance percentages shall be equal to the sum of each day's number of successful automated daily meter readings which Cellnet makes available to Laclede during the calendar month, divided by the sum of each day's number of daily Activated Meters. This reliability rate implies that the required percentage of the meters are read electronically through the Fixed Network.

                  (iii) Commencing the first calendar month ninety (90) days after the Deployment Deadline, if Cellnet fails to provide to Laclede monthly meter reads in accordance with the reliability percentages described in Section 2.2(c) above, during any month, then Cellnet shall owe to Laclede a penalty (the "Monthly Reliability Penalty") equal to [****************] Dollars ($[******]) for each
                           [********] percent ([***]%), or portion
                           thereof, by which Cellnet is below such
                           [**]% threshold. For example, if Cellnet is able to provide reads for only [**]% of the Activated Meters during a month, then the Monthly Reliability Penalty shall equal [***************] Dollars ($[******]). Additionally, Cellnet shall owe to Laclede a penalty ("Minimum Monthly Reliability Penalty") of [************] Dollars ($[*****]) for each [********] percent
                           ([***]%) or portion thereof by which Cellnet is below the [**]% minimum on any billing day. Anything herein to the contrary notwithstanding except for any rights that may exist pursuant to Article 11 hereof, Laclede's sole remedy for Cellnet's failure to meet or exceed the foregoing performance metrics is set forth in this Section 2.2(d)(iii).

                  (iv) The monthly reliability performance shall be equal to the sum of each day's number of successful monthly meter readings which Cellnet makes available to Laclede during the calendar month, divided by the sum of each day's number of monthly Activated Meters.

                  (v) The Daily Reliability Penalty, Minimum Daily Reliability Penalty, Monthly Reliability Penalty and Minimum Monthly Reliability Penalty shall be referred to herein collectively as the "Reliability Penalty." Laclede shall have the right to deduct the Reliability Penalty amount from the Fee for each such month during which the daily and/or monthly reliability failures occur, or any subsequent month.

         (e)      Historical On-Request Meter Reads / Off-Cycle Meter
                  ---------------------------------------------------
                  Readings. Cellnet shall provide access to a Cellnet
                  --------
                  website via the Internet in order to obtain the thirty-five (35) most recent days of usage history information for each Activated Meter. Additionally, Cellnet shall provide Laclede with the ability to access the most recent thirteen (13) months of consumption readings for customer billing history information for each such meter over the Internet.

         (f)      Special Conditions Applicable to Certain Laclede Gas
                  ----------------------------------------------------
                  Meters. The parties acknowledge that there are
                  ------
                  approximately 10,000 Laclede Gas Meters within the portion of the Fixed Network Area shown on Exhibit 7 ("MoNat Manual Area Meters") for which Cellnet will not initially be able to obtain reads utilizing the Fixed Network as a result of the absence of the necessary MCCs and other infrastructure. Notwithstanding the foregoing, Cellnet shall install MIUs on the MoNat Manual Area Meters if instructed to do so by Laclede and perform Manual Reads of these meters monthly within their respective Billing Windows. Such readings shall be transmitted to Laclede via the Cellnet Standard Interface. The MIUs installed on the MoNat Manual Area Meters shall be subject to the Monthly Reliability Penalty and Minimum Monthly Reliability Penalty described in Section 2.2(d) of this Agreement, but not the Daily Reliability Penalty and Minimum Daily Reliability Penalty described in Section 2.2(d). Except to the extent specifically provided herein, all of the MIUs installed on MoNat Manual Area Meters shall be subject to all of the other terms and conditions of this Agreement. Cellnet shall endeavor in good faith to install the necessary MCCs and other infrastructure necessary to enable Cellnet to read these MoNat Manual Area Meters through the Fixed Network as soon as is financially practicable.

         (g)      Disaster Recovery. Cellnet shall maintain a current
                  -----------------
                  disaster recovery plan for the primary NOC that at a minimum provides for recovery of all systems necessary to deliver the AMR Services within two (2) days of the declaration by Cellnet of a disaster at the primary NOC. Such plan shall include the activities that establish the AMR Services at a separate disaster recovery NOC facility, including, but not limited to, declaration of a disaster at the primary NOC, mobilization of staff for operation at the disaster recovery NOC, primary vendor notification and acquisition of the necessary computer hardware, retrieval of the tape back up Meter Database from off site, installing and configuring the hardware and NOC Software, recovery of Laclede Data from tape backup, reestablishing telecommunications links for Laclede retrieval of data and system testing. Cellnet shall make this plan available to Laclede within ten (10) days after the Effective Date, and from time to time thereafter upon Laclede's request, together with evidence that Cellnet tests such plan periodically in accordance with industry standards and the results of the most recent such test. Additionally, Cellnet and Laclede shall work together to develop, and revise as necessary, procedures that will apply in the event that a disaster occurs at the primary NOC. A disaster shall be declared at the NOC when an event occurs that results in Cellnet not being able to deliver Fixed Network Data for a period of time exceeding forty-eight (48) hours. Subject to the time requirements set forth in the first sentence of this Section 2.2(g), upon the occurrence of a disaster, Cellnet shall place a priority status on restoration of the AMR Services that is at least equal to, if not higher than, any other Cellnet customer within the Fixed Network Area

The information below marked by * and [] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.

2.3      Obligations of Laclede.
         ----------------------

         (a)      Fees. Except as otherwise specifically provided herein, as
                  ----
                  sole consideration for the performance by Cellnet of its obligations under this Agreement, including, without limitation, the performance of the AMR Services, Laclede shall pay to Cellnet [**********************************]
                  ("Per Read Fee") per month during the Term for each Activated Meter on Routes that have been activated pursuant to Section 2.1(g), for each meter that Laclede installs that is already equipped with a MIU, provided Laclede successfully receives a monthly automated Actual Read from Cellnet during the respective Billing Window for each such meter, and for each meter that Laclede receives a manual read from Cellnet (the "Fee"). The Per Read Fee shall consist of the components set forth on Exhibit 8. The number of days in a Billing
                               ---------
                  Window may not be decreased during the Term without the
                  prior written agreement of Cellnet. Except as set forth on
                  Exhibit 8, Laclede shall have no obligation to pay any
                  ---------
                  charge for any Laclede Gas Meter for which Laclede does
                  not receive an automated Actual Read or Cellnet manual
                  read during the respective Billing Window. The Monthly MIU Asset Fee as set forth on Exhibit 8 ("Asset Fee") shall
                                            ---------
                  also commence for non-Activated Meters where MIU installation is handled pursuant to Section 2.1(c)(iii) on the earlier of the 120th day after delivery of the assembled meter or MIU to Laclede or the 120th day after passage of title of the assembled meter or MIU to Laclede or its bank or other lender. Laclede may deduct from the Fee prior to payment that amount of any penalty being assessed against Cellnet pursuant to Section 2.2(d) above. The Fee shall be payable via check or electronic transfer at such place designated by Cellnet.

                  (i) Within five (5) Business Days after the end of each calendar month, Cellnet shall submit to Laclede (directed to the Laclede AMR program manager or such other individual or department specified by Laclede in writing) an invoice specifying the Fee due from Laclede for such calendar month. The invoice shall include (A) the number of automated Actual Reads received via the Fixed Network during such calendar month, (B) the number of Cellnet Manual Reads (categorized by reading method) during such calendar month, (C) the amount due and owing for the meter data provided from the Fixed Network during that month, (D) any reduction for the Reliability Penalty calculated pursuant to Section 2.2(d), and (E) the Asset Fees for such calendar month. The invoice shall include any such other documentation as Laclede may reasonably request.

                  (ii) Within thirty (30) calendar days after receipt of an invoice submitted by Cellnet in accordance with this Agreement, Laclede shall pay Cellnet the amount invoiced. If Laclede disputes any invoiced amount, Laclede shall so notify Cellnet in writing within fifteen (15) calendar days after receipt of the invoice and give full reasons for the dispute. The Parties shall act in good faith to settle such dispute within five (5) Business Days after Laclede provides such notice of dispute to Cellnet. If the Parties are not able to resolve such dispute prior to the due date of the invoice, then

The information below marked by * and [] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.

                           Laclede shall be entitled to withhold one-half (1/2) of the disputed sum and shall pay the other one-half (1/2) to Cellnet at the time the undisputed portion of the invoice is due.

                  (iii) If Laclede disputes any invoiced amount, the provisions of Article 19 shall apply. Following resolution of the dispute: (A) any amount withheld by Laclede and agreed or determined to be payable shall be paid by Laclede within ten
                           (10) Business Days after such agreement or determination; and (B) any amount paid by Laclede and agreed or determined not to be payable shall be deducted by Laclede from the amount of the monthly invoice next due after such agreement or determination.

                  (iv) Should Laclede fail to make payment on or before the due date of any sum due and owing (other than any sum which is the subject of a bona fide dispute and any Reliability Penalty), interest on the amount unpaid shall accrue from the date such amount was due until the date of payment at a rate per annum during such period equal to the prime rate set forth in the Wall Street Journal most recently published on the date such payment was due plus one percent (1%). Interest shall also accrue at such rate on the amount withheld pursuant to Section 2.3(a)(ii) (or paid by Laclede pending resolution of the dispute) until the time of payment if it is ultimately determined that such amount was due and payable to Cellnet (or, in the case of payment of an amount pursuant to Section 2.3(a)(ii) which was not ultimately payable to Cellnet, refund of such amount to Laclede).

         (b)      Minimum Per Read Fee. The pricing in this Agreement is
                  --------------------
                  predicated upon a minimum installed base of [*******] MIUs. In the event that [*******] MIUs are not installed within twenty-four (24) months after the Effective Date, despite Cellnet's good faith efforts and compliance in all material respects with its obligations under this Agreement, then, from and after such twenty-four (24) month period, Cellnet shall have the right to invoice Laclede, and Laclede shall pay, monthly, in addition to the Fee, an amount equal to the Per Read Fee multiplied by the difference between [*******] and the actual number of MIUs that are installed on Laclede Gas Meters as of the last day of the then current billing period. As soon as more than [*******] MIUs have been installed on Laclede Gas Meters, Laclede shall no longer owe such additional amount to Cellnet.

         (c)      Access to Premises. Laclede hereby grants to Cellnet, its
                  ------------------
                  employees, agents and subcontractors the right of reasonable access to any Laclede Gas Meter, Fixed Network Meter and any other relevant assets and premises owned by it or in its control where such access is necessary in order for Cellnet to perform the AMR Services. Laclede shall, at its own expense, take all reasonable steps to obtain, in favor of Cellnet, its employees, agents and subcontractors all rights of reasonable access to all premises that are reasonably required to enable them to perform the AMR Services and other obligations under this Agreement. Cellnet shall not be in default under this Agreement if it is prevented from performing due to its inability to access a meter or premises; provided Cellnet or the MIU Installer has attempted to gain access to the meter on six (6) separate occasions as more specifically described in Section 2.1(c)(ii)(A) hereof. Nothing herein shall prohibit Laclede from establishing reasonable restrictions on such access and rendering of services.

         (d)      Use of Laclede Facilities. Laclede will allow Cellnet the
                  -------------------------
                  use of Laclede buildings, towers, land, transmission and distribution system locations for the positioning of the MCCs. Cellnet and Laclede shall jointly identify the relevant sites. Notwithstanding the foregoing, Laclede has the right to refuse the use of individual sites or to impose reasonable restrictions on Cellnet entry to such sites. Cellnet shall not compensate Laclede for the use of its property as described above; provided, that Cellnet shall reimburse Laclede for out-of-pocket expenses incurred by Laclede due to Cellnet's use of such properties.

         (e)      Multiple Index Large Industrial and Commercial Meters. If
                  -----------------------------------------------------
                  the multiple index meters used by Laclede require the development of a special interface in order to be read automatically, Cellnet and Laclede shall cooperate with each other with regard to Cellnet's development of a proposed price for the automated reading of these meters where appropriate.

         (f)      Installation of Additional MIUs. At Laclede's request,
                  -------------------------------
                  Cellnet shall install additional MIUs after the completion of the Deployment Period at a fee to be agreed upon by the Parties.

         (g)      Laclede Gas Data File. Laclede will prior to completion of
                  ---------------------
                  the Initial Fixed Network Deployment Phase provide to Cellnet a data file that details all Laclede Gas Data, including addresses, the reading schedule and all other pertinent Laclede customer information for all Laclede Gas Meters within the Fixed Network Area. Laclede will update this file and furnish it to Cellnet as additional Laclede Gas Meters are added within the Fixed Network Area. Cellnet shall not be in default under this Agreement if it is prevented from performing its obligations hereunder to the extent caused by an error contained in any data file, including files containing Laclede Gas Data, provided to Cellnet by Laclede.

         (h)      New Laclede Gas Meters. From time to time during the Term,
                  ----------------------
                  Laclede may replace Activated Meters with new Laclede Gas Meters or install new Laclede
                  Gas Meters, each of which already has an installed MIU, in the Fixed Network Area. In the event that Laclede replaces any Activated Meter or installs a new Laclede Gas Meter, it must promptly (i) provide Cellnet with the designation and installation information of the removed Activated Meter and/or the designation and installation information of the new Laclede Gas Meter, electronically via the Cellnet Standard Interface; and (ii) update the data file that details all Laclede Gas Data, as more specifically described in Section 2.3(g). A newly installed Laclede Gas Meter shall not be deemed to be an Activated Meter until Cellnet receives (a) a successful meter reading; (b) the designation and installation information; and (c) the Laclede Gas Data. Laclede shall bear all costs related to the removal of any Activated Meters and the installation of all such newly installed Laclede Gas Meters. Under no circumstance shall Cellnet be responsible or have any liability related to (x) Laclede's failure to properly remove any Activated Meter, (y) Laclede's failure to properly install a new Laclede Gas Meter, or (z) Laclede's failure to provide Cellnet with accurate Laclede Gas Data or information related to the new Laclede Gas Meter.

2.4      Systems Integration. Cellnet and Laclede shall each be responsible
         -------------------
         for ensuring that its own respective systems perform in the manner that such Party has agreed its systems will perform in the specifications for the AMR Services and the implementation of the Standard Interface Specifications.

2.5      Interface Changes or New Interface Implementation. The Parties are
         -------------------------------------------------
         not obligated to change or implement new interfaces once the Initial Fixed Network Deployment Phase is complete. If either Party decides to change, revise or create a new interface that is not in accordance with the Standard Interface Specifications, the Party shall submit a Change Order pursuant to Article 7. The Party requesting such change shall reimburse the other Party for the reasonable costs and expenses incurred by such non-requesting Party in connection with such change.

2.6      Exclusivity. Laclede acknowledges and agrees that Cellnet shall
         -----------
         have the exclusive right to retrieve data from the MIUs installed on Laclede Gas Meters pursuant to this Agreement, and Laclede shall not, and shall not engage another person or entity to, read, attempt to read or intercept signals or communications from the MIUs. Further, during the Term, Cellnet shall be the exclusive provider to Laclede of the AMR Services and any tasks or services substantially similar to the AMR Services within the Fixed Network Area.

2.7      Initial Term. The initial term of this Agreement shall begin on the
         ------------
         date first set forth above (the "Effective Date") and continue for fifteen (15) years ("Initial Term").

2.8      Term Extensions and Renewals. At the end of the Initial Term,
         ----------------------------
         Laclede and Cellnet may renew this Agreement upon mutually agreeable terms and conditions. The Parties agree to begin negotiations two (2) years prior to the end of the Initial Term.


                                  ARTICLE 3
                       MAINTENANCE, GROWTH AND REPAIR
                            OF THE FIXED NETWORK

3.1      Maintenance of MIUs.
         -------------------

         (a) Subject to this Section 3.1 and Section 3.4 hereof, Cellnet shall be responsible for all costs of repairing or replacing non-working or failed MIUs. Cellnet shall provide all support and maintenance required on the MIUs. Cellnet shall provide service visits free of charge to meters where the NOC fails to receive data from a Fixed Network Meter unless such failure clearly indicates a problem other than with the MIU or the Fixed Network. Notwithstanding the foregoing, if the Parties determine that a MIU is damaged by anyone other than Cellnet or the MIU Installer or is vandalized such that it cannot reasonably be made to function properly, the MIU will be considered to be a retired MIU and so treated pursuant to the mechanism set forth in Section 2.1(c)(iii)(E).

         (b) Cellnet shall provide service visits free of charge to any Activated Meter upon the reasonable request of Laclede when Laclede deems a MIU to be stopped, programmed incorrectly by Cellnet or its subcontractor or reset and has provided documented history of such readings. If, upon such service visit, Cellnet discovers and documents that the MIU was programmed correctly and is operating properly, or if a MIU malfunction or incorrect programming by Laclede or its third party vendor or subcontractor was caused by (i) the Laclede Gas Meter, (ii) any Laclede personnel, or (iii) vandalism, and such findings are confirmed by Laclede, Cellnet shall deliver an invoice to Laclede, and Laclede shall reimburse Cellnet's reasonable expenses for such service visit not to exceed Fifty Dollars ($50), payable within thirty (30) calendar days of receipt of the invoice from Cellnet.

         (c) If Laclede investigates a stopped meter report and determines that there has been a MIU failure, has replaced the MIU or battery, and delivered the MIU or battery to Cellnet, and the failure is confirmed by Cellnet, Laclede shall deliver an invoice to Cellnet, and Cellnet shall reimburse Laclede for its reasonable expenses for such a service visit not to exceed Fifty Dollars ($50), payable within thirty (30) calendar days of receipt of the invoice from Laclede.

         (d) Notwithstanding the foregoing, if Cellnet cannot gain access to a MIU to verify whether it is functioning properly after making at least three (3) reasonable attempts to access the MIU, Cellnet's obligations under this Section 3.1 with respect to such MIU shall be suspended until such time as Cellnet gains access on its own or with the assistance of Laclede. During the period that Cellnet is not able to gain access to such MIU, the meter shall be deemed to be an Unavailable Meter, and Cellnet shall provide Laclede (directed to the attention of the Laclede AMR program manager at the address provided hereafter in this Agreement) prompt written notice of any MIU that appears to be malfunctioning to which Cellnet cannot gain access. Upon receipt of such notice, Laclede shall make reasonable efforts to assist Cellnet to gain access to the MIU in question.

3.2      Meter Change Outs. Change outs of Laclede Gas Meters will occur
         -----------------
         during the Term in accordance with Laclede's standard procedures for meter change outs; provided that Laclede shall de-initialize the MIU on each meter that is removed and initialize the new MIU that is part of the meter that is being installed. Upon completion of the change out, Laclede shall provide to Cellnet the information required by the Standard Interface Specifications. Upon receipt of the meter change out files via the Cellnet Standard Interface, Cellnet shall update the NOC to allow for proper acceptance of transmissions from the new MIU.

3.3      Battery Replacement. The MIU batteries will be replaced by Cellnet
         -------------------
         so that there is no interruption in the AMR Services due to battery failure. Cellnet shall be responsible for the cost of the battery and installing the battery. Any system-wide replacement of batteries shall be coordinated in advance with Laclede.

3.4      Vandalism. Cellnet will, within five (5) Business Days after the
         ---------
         discovery of vandalism to a MIU, repair or replace the MIU, provided the meter is an Accessible Meter, and Laclede will be responsible for Cellnet's service visit in accordance with Section 3.1(b). Vandalism to a MIU requiring repair or replacement of the MIU shall be considered to be a Force Majeure Event and shall relieve Cellnet of its responsibilities relating to obtaining reads under this Agreement with respect to such MIU; provided that Cellnet promptly repairs or replaces such MIU upon discovery of such vandalism. Notwithstanding the foregoing, if Cellnet discovers that only the meter or both the meter and the MIU have been damaged, Cellnet will promptly notify Laclede of such damage in writing. Within seven (7) Business Days after receiving such written notice, Laclede shall, at its own expense, replace the damaged meter with a meter equipped with a MIU or remove such meter and disconnect gas service, provided such meter is accessible to Laclede. All vandalized MIUs that are replaced with a new MIU shall be retired in accordance with Section 3.1(a) of this Agreement.

                                  ARTICLE 4
                 INTELLECTUAL PROPERTY, LICENSES AND USE OF
                            INTELLECTUAL PROPERTY

4.1      Intellectual Property. Notwithstanding any other provision in this
         ---------------------
         Agreement to the contrary, (i) all Intellectual Property rights in the Fixed Network, the NOC, the Programming Software, the MIUs, the MCCs and the method of providing the AMR Services (the "Cellnet Intellectual Property") shall at all times remain the property of Cellnet, and nothing in this Agreement shall serve to pass ownership in any part of the Cellnet Intellectual Property to Laclede or any third party, and (ii) any developments, improvements, modifications, enhancements and/or adaptations of any kind created or developed by Laclede or by Cellnet, or jointly by the Parties, to any element or part of the Cellnet Intellectual Property shall at all times remain the property of Cellnet, and nothing in this Agreement shall serve to pass ownership in any part of the Cellnet Intellectual Property to Laclede or any third party. To the extent Cellnet updates or modifies the Programming Software for its other customers, Cellnet shall offer the same updates and/or modifications to Laclede at the same or lesser charge as it offers the same to other customers. Notwithstanding the foregoing, Cellnet shall provide to Laclede without charge any updates or modifications to the Programming Software that are required in order for Cellnet to perform and Laclede to utilize the AMR Services as contemplated under this Agreement.

4.2      License to the Programming Software. Subject to the terms and
         -----------------------------------
         conditions of this Agreement, Cellnet shall grant Laclede pursuant to a license agreement in the form attached hereto as Exhibit 9 a
                                                               ---------
         non-transferable, non-exclusive, limited license to use the Programming Software solely to program the MIUs for use on Laclede Gas Meters. Should Laclede require the use of the Programming Software beyond the expiration or termination of this Agreement and provided that Cellnet continues to support such software, Laclede shall have the right to enter into an appropriate license with Cellnet for such software in exchange for payment of a commercially reasonable royalty by Laclede.

4.3      Rights in Fixed Network. Cellnet shall hold all rights to the Fixed
         -----------------------
         Network, and Laclede shall have no right or interest in any part of the Fixed Network, except as expressly provided under this Agreement.

4.4      Assignments by Laclede. All developments, improvements,
         ----------------------
         modifications, enhancements and/or adaptations to the Cellnet Intellectual Property created or developed by Cellnet, by Laclede, or jointly by the Parties shall be considered to be Cellnet Intellectual Property. If by operation of law any such Intellectual Property is not owned in its entirety by Cellnet automatically upon creation or development, then Laclede agrees to transfer and assign, and hereby transfers and assigns, to Cellnet the entire right, title and interest, if any, throughout the world in and to all such Intellectual Property, including any Intellectual Property rights in same, and shall cooperate with Cellnet in obtaining for Cellnet's benefit, and at Cellnet's sole expense, appropriate legal protection for such Intellectual Property, including, but not limited to, testifying in any legal proceedings, signing all lawful papers, making all rightful oaths and executing applications, assignments and other instruments, all at Cellnet's sole expense.

4.5      Assignments by Cellnet. All Intellectual Property that is owned by
         ----------------------
         Laclede, including, without limitation, Laclede Gas Data, the Fixed Network Data, and documentation and reports produced by Laclede in connection with the AMR Services (except to the extent such documentation and reports incorporate Cellnet Intellectual Property or Confidential Information), will belong exclusively to Laclede. If by operation of law any such Intellectual Property is not owned in its entirety by Laclede automatically upon creation or development, then Cellnet agrees to transfer and assign, and hereby transfers and assigns to Laclede the entire right, title and interest, if any, throughout the world in and to all such Intellectual Property, including copyrights in same, and shall cooperate with Laclede in obtaining for Laclede's benefit, and at Laclede's expense, appropriate legal protection of such Intellectual Property transferred and assigned, and to be transferred and assigned, hereunder to Laclede, including but not limited to testifying in any legal proceedings, signing all lawful papers, making all rightful oaths and executing all applications, assignments and other instruments, all at Laclede's sole expense.

                                  ARTICLE 5
                          OWNERSHIP OF INFORMATION

5.1      Ownership by Laclede. All Fixed Network Data, any documentation or
         --------------------
         reports of any kind produced by Cellnet utilizing Laclede's customer data or readings or any other information provided in any form by Laclede or Laclede's customers to, or obtained from Laclede Gas Meters by, Cellnet in connection with this Agreement are, and shall continue to be, owned solely by Laclede, and Laclede shall comply with all reasonable requests by Cellnet for access to all such data, documentation, reports and other information to the extent required for Cellnet to perform its obligations under this Agreement. Cellnet may use extracts or summaries of the Fixed Network Data only for its internal purposes and for the purpose of promoting the sale of its services to others as long as such extracts or summaries do not contain any information identifiable to Laclede or to any particular customer of Laclede.

                                  ARTICLE 6
                                  TRAINING

6.1      Training Plan. Within twenty (20) Business Days after the date of
         -------------
         this Agreement, Cellnet shall provide to Laclede a written plan describing the training that Cellnet shall provide to Laclede personnel (the "Training Plan"). Such plan shall be subject to Laclede's approval, which shall not be unreasonably withheld or delayed. Unless otherwise approved by Laclede, all training shall be conducted in St. Louis at facilities owned by Laclede. All training shall be conducted at times and places mutually agreeable to the Parties. Cellnet will provide sufficient training on MIU installation, such that Laclede can train the trainers. The Training Plan will also include instruction on accessing Fixed Network Data via the Internet. In the event that training is not conducted at a Laclede facility, or is conducted outside of the St. Louis area, Laclede shall bear the costs and expenses related to such training.

                                  ARTICLE 7
                                CHANGE ORDERS

7.1      Changes. The Parties may mutually agree to modify the scope of the
         -------
         AMR Services at any time during the Term (a "Change"). If, however, such modifications would require the Party not requesting the Change to provide services materially different from the AMR Services specified in this Agreement, or materially extend or shorten the time needed to complete the AMR Services (a "Material Change"), the Parties shall follow the Change Order Procedure set forth in Section 7.2 below.

7.2      Change Order Procedure.
         ----------------------

         (a) To request a Material Change, a Party (the "Requesting Party") shall submit to the other Party (the "Responding Party") a written request describing the change that such Party desires ("Change Order"). The Responding Party shall respond to the Change Order within fifteen (15) Business Days of receipt with a written statement (i) offering to perform the AMR Services in a manner consistent with the Change Order, (ii) offering to perform the Change Order but proposing modifications to it, or (iii) rejecting the Change Order. If the Responding Party responds in accordance with either (i) or (ii) in the preceding sentence, the Responding Party shall include detailed information as to the availability of the Responding Party's personnel and resources to perform the Change Order and the impact, if any, on timing of the completion of the affected AMR Services or the additional or reduced cost of the AMR Services. The Responding Party will use commercially reasonable efforts to minimize any adverse impact on the AMR Services created by the Change Order or any increase in cost or expense that is to be imposed on the Requesting Party. This process will continue until the Parties agree in writing upon the changes to be made, the impact on the timing of the completion of the affected AMR Services and any additional costs or expenses associated therewith. If the Requesting Party desires to implement the Change Order, it will notify the Responding Party so in writing and the Responding Party will promptly proceed with the implementation of the applicable changes, as mutually agreed upon by the Parties.

         (b) For any Change Order, Laclede shall pay Cellnet the additional charges, costs and expense agreed upon by the Parties pursuant to the terms of Section 2.3(a). If the Change Order results in a reduction in the anticipated charges, costs or expenses, Laclede shall receive a credit for such reduction against the fees otherwise owed by Laclede under this Agreement.

                                  ARTICLE 8
                                SUBCONTRACTS

8.1      Subcontracts. Cellnet anticipates entering into certain contracts
         ------------
         for equipment and services, including, without limitation, installation of MIUs and installation and maintenance of MCCs. Laclede shall have the right to approve the parties with whom Cellnet contracts for the installation of MIUs as set forth in
         Section 2.1(d)(i). Laclede has provided to Cellnet general guidelines for subcontractors to assist Cellnet to select subcontractors that will be acceptable to Laclede. No subcontracting or delegation of duties by Cellnet to third parties shall relieve Cellnet of any obligations of Cellnet under this Agreement.

                                  ARTICLE 9
                               CONFIDENTIALITY

9.1      Confidential Information. "Confidential Information" means any
         ------------------------
         information or data disclosed in writing or orally by a Party (the "Disclosing Party") to the other Party (the "Recipient") under or in contemplation of this Agreement, whether delivered or obtained before or after the date hereof, and which (a) if in tangible form or other media that can be converted to readable form, is clearly marked as proprietary, confidential, or private on disclosure; or
         (b) if oral or visual, is identified as proprietary, confidential or private on disclosure and is summarized in writing so marked and delivered within thirty (30) days following such disclosure; or (c) the Recipient, considering the method of disclosure or discovery and the subject matter being disclosed or discovered, should reasonably conclude is considered confidential by the Disclosing Party. "Disclosing Party" and "Recipient" include each Party's Affiliates that disclose or receive Confidential Information. The rights and obligations of the Parties shall therefore also inure to such Affiliates and may be directly enforced by or against such Affiliates. For purposes of clarification, Laclede Gas Data and Fixed Network Data shall be deemed Confidential Information of Laclede.

9.2      Use of Confidential Information. The Recipient acknowledges the
         -------------------------------
         economic value of the Disclosing Party's Confidential Information. The Recipient shall: (a) use the Confidential Information only as required to perform its obligations under this

         Agreement; (b) restrict disclosure of the Confidential Information to employees and advisors of the Recipient and its Affiliates who need to know the information in order for Recipient to perform its obligations under this Agreement; (c) not disclose it to any other person or entity without the prior written consent of the Disclosing Party; (d) advise those employees who access the Confidential Information of their obligations with respect thereto; and (e) copy the Confidential Information only as necessary for those employees who are entitled to receive it, and ensure that all confidentiality notices are reproduced in full on such copies.

9.3      Exclusions and Exceptions. The foregoing confidentiality
         -------------------------
         obligations shall not apply to any Confidential Information that the Recipient can demonstrate: (a) is or becomes available to the public through no breach of this Agreement; (b) was previously known by the Recipient without any obligation to hold it in confidence; (c) is received from a third party free to disclose such information without restriction; (d) is independently developed by the Recipient without the use of Confidential Information; (e) is approved for release by written authorization of the Disclosing Party, but only to the extent of such authorization; (f) is required by PSC data request, law, regulation, administrative order or subpoena to be disclosed, but only to the extent and for the purposes of such required disclosure, and only if the Recipient first attempts to notify the Disclosing Party of the request, law, regulation, order or subpoena; or (g) is disclosed in response to a valid order of a court or other governmental body of the United States or any political subdivision thereof, but only to the extent of, and for the purposes of, such order, and only if the Recipient first attempts to notify the Disclosing Party of the order to permit the Disclosing Party to seek an appropriate protective order.

9.4      Unmarked Confidential Information. If the Disclosing Party
         ---------------------------------
         inadvertently fails to mark as proprietary, confidential or private information for which it desires confidential treatment, it shall so inform the Recipient. The Recipient thereupon shall return the unmarked information to the Disclosing Party and the Disclosing Party shall substitute properly marked information. Nothing in this paragraph shall relieve Recipient of its obligations to protect Confidential Information that contains no restrictive marking that the Recipient, considering the method of disclosure or discovery and the subject matter being disclosed or discovered, should reasonably conclude is considered confidential by the Disclosing Party.

9.5      Ownership of Confidential Information. Confidential Information,
         -------------------------------------
         including permitted copies, shall be deemed the property of the Disclosing Party. The Recipient shall, within thirty (30) days of a written request by the Disclosing Party, return all Confidential Information (or any designated portion thereof), including all written copies or electronic data containing the Confidential Information, to the Disclosing Party or, if so directed by the Disclosing Party, destroy all such Confidential Information. The Recipient shall also, within fifteen (15) days of a written request by the Disclosing Party, certify in writing that it has satisfied its obligations under this Agreement.

9.6      Specific Performance. The Parties agree that an impending or
         --------------------
         existing violation of this Article 9 would cause the Disclosing Party irreparable injury for which it would have no adequate remedy at law, and agree that the Disclosing Party shall be entitled to obtain immediate injunctive relief prohibiting such violation, in addition to any other rights and remedies available to it.

9.7      Survival and Severability. All obligations undertaken respecting
         -------------------------
         Confidential Information shall survive the expiration or earlier termination of this Agreement and shall continue for five (5) years from the date of the expiration or earlier termination of this Agreement.

                                 ARTICLE 10
                       REPRESENTATIONS AND WARRANTIES

10.1     Representations and Warranties of Cellnet. Cellnet hereby
         -----------------------------------------
         represents and warrants the following to Laclede:

         (a)      Duly Authorized. Cellnet is a corporation duly organized
                  ---------------
                  and existing and is in good standing under the laws of Delaware. Cellnet's execution, delivery and performance of this Agreement has been duly authorized by all appropriate action on the part of Cellnet, and this Agreement constitutes the valid and binding obligation of Cellnet and is enforceable against Cellnet in accordance with its terms.

         (b)      No Conflict. Neither the execution and delivery of this
                  -----------
                  Agreement, nor any assignments or licenses made hereunder, will conflict with or violate any other license, instrument, contract, agreement, or other commitment or arrangement to which Cellnet is bound.

         (c)      Consents. No approval, authorization, consent, permission,
                  --------
                  waiver, notice, filing or recording is necessary for Cellnet's execution of this Agreement.

         (d)      Professional Standards. The AMR Services shall be
                  ----------------------
                  performed in a professional manner in accordance with the prevailing standards of the industry.

         (e)      Ownership. Cellnet has or will obtain the ownership of, or
                  ---------
                  a leasehold, license or other interest in all elements of, the Fixed Network so as to perform its obligations hereunder.

         (f)      Non-Encumberance and Non-Infringement. To the best of
                  -------------------------------------
                  Cellnet's knowledge and belief, (i) neither the AMR Services, nor any deliverables provided by Cellnet to Laclede hereunder, have been or will be encumbered, except as provided in the financing arrangements entered into by Cellnet in connection with this Agreement and approved by Laclede, and any subsequent renewals, extensions, restructurings, modifications, or replacements of such financing arrangements, in whole or in part (either as a stand-alone financing in connection with this Agreement or as part of Cellnet's general financing facilities), which shall not require approval by Laclede but shall require notice to Laclede thereof, and (ii) neither the AMR Services, nor any deliverables provided by Cellnet to Laclede hereunder, nor any system, apparatus, equipment, components, method, process, information, data or design provided by Cellnet to Laclede hereunder or used by Cellnet in providing the AMR Services hereunder infringe any patents, copyrights, trade secrets, or other proprietary rights of any third party. Cellnet makes no representation or warranty with respect to infringement claims arising from any system, apparatus, equipment, component, method, process, information, data or design provided by Laclede hereunder.

         (g)      Compliance with Laws. Cellnet shall comply with all
                  --------------------
                  applicable federal, state and local laws, regulations, ordinances, and governmental restrictions in performing the AMR Services under this Agreement.

         (h)      Services and Supplies. Cellnet warrants that the supplies
                  ---------------------
                  and services furnished under this Agreement will be free from defects in material and workmanship and will conform, in all material respects, to all requirements of this Agreement.

         (i)      Required FCC and Regulatory Licenses. Cellnet shall obtain
                  ------------------------------------
                  and maintain during the Term, at Cellnet's expense, any licenses and/or permits needed from the FCC, state or local regulatory agencies, or any licenses from other entities required to operate the Fixed Network in Laclede's service area.

         (j)      Fixed Network Security. Cellnet shall keep in place
                  ----------------------
                  network security that will monitor and protect against unauthorized access to Laclede Gas Data while such data are on or within the Fixed Network. The Laclede Gas Data will be stored in a separate partitioned area of the Meter Database.

10.2     Representations and Warranties of Laclede. Laclede hereby
         -----------------------------------------
         represents and warrants to Cellnet:

         (a)      Duly Authorized. Laclede is a corporation duly
                  ---------------
                  incorporated and existing in good standing under the laws of Missouri. Laclede's execution, delivery and performance of this Agreement has been duly authorized by all appropriate corporate action on the part of Laclede, and this Agreement constitutes the valid and binding obligation of Laclede and is enforceable against Laclede in accordance with its terms.

         (b)      No Conflict. Neither the execution and delivery of this
                  -----------
                  Agreement nor any assignments or licenses made hereunder will conflict with or violate any other license, instrument, contract, agreement, or other commitment or arrangement to which Laclede is bound.

         (c)      Ownership. Laclede has and will continue to have: (i) good
                  ---------
                  and clear title or (ii) valid and enforceable rights or licenses to the Laclede Gas Meters and the Laclede gas systems. Laclede will not subject any MIUs installed on Laclede Gas Meters to any encumbrances, liens, mortgages, securities or other defects in title.

         (d)      Consents. Except as specifically provided otherwise
                  --------
                  herein, no approval, authorization, consent, permission, waiver, notice, filing or recording is necessary for Laclede's execution of this Agreement.

         (e)      Non-Infringement. To the best of Laclede's knowledge and
                  ----------------
                  belief, neither Laclede's gas system nor any information, data, data processes or designs supplied by Laclede that will be integrated with the AMR Services infringes any patents, copyrights, trade secrets or other proprietary rights of any third party to the extent that said infringement is based solely on said Laclede's gas system, information, data, processes or designs, and Laclede has no reason to believe that any such infringement or claims thereof could be made by third parties. Laclede makes no representation or warranty with respect to infringement claims arising from AMR Services, or any system, apparatus, equipment, component, method, process, information, data or design provided by Cellnet hereunder.

         (f)      Compliance with Laws. Laclede shall comply with all
                  --------------------
                  applicable federal, state and local laws, regulations, ordinances, and governmental restrictions in performing its obligations under this Agreement.

10.3     DISCLAIMER OF WARRANTY. EXCEPT FOR THE WARRANTIES SET FORTH IN THIS
         ----------------------
         AGREEMENT, NEITHER PARTY MAKES ANY OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

                                 ARTICLE 11
                          TERMINATION AND REMEDIES

11.1     Termination.
         -----------

         (a)      Termination by Either Party for Breach. Either Party may
                  --------------------------------------
                  terminate this Agreement in the event of a material breach of this Agreement by the other Party, provided that the breaching Party has not cured such material breach within forty-five (45) Business Days after the date that the Party seeking termination provides written notice of such material breach to the breaching Party. Such notice shall set forth the full details of the breach and state that the failure to cure such breach may result in termination. Either Party may terminate this Agreement if there exists a series of non-material or persistent breaches by the other Party, that, in the aggregate, have a material and significant adverse impact on the non-breaching Party; provided that the non-breaching Party provides the breaching Party with prior written notice of its belief that such series of non-material breaches have had, are having, or are reasonably likely to have a material and significant adverse impact on the non-breaching Party and further provided that the non-breaching Party provides the breaching Party with forty-five (45) Business Days, during which such non-material breaches must be cured.

The information below marked by * and [] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.


         (b)      Termination by Cellnet for Nonpayment. Cellnet may
                  -------------------------------------
                  terminate this Agreement in the event that Laclede, during two (2) consecutive months or three (3) or more times during any Contract Year, fails to pay any invoice for the Fees when due, provided that Laclede has not cured any such payment default within twenty (20) Business Days after the date that Cellnet provides written notice to Laclede of such payment default.

         (c)      Termination for MIU System Failure. It shall be deemed to
                  ----------------------------------
                  be a material breach of this Agreement by Cellnet, for purposes of Section 11.1(a), if more than [***] percent ([*]%) of either the first [*****] or [******] MIUs installed on Activated Meters fail to provide daily automated meter reads on an average basis over the total number of calendar days of the first full calendar month following the installation of such [*****] or [******] MIUs, respectively, and such failure is not cured during the following forty five (45) Business Days. In the event of such a material breach by Cellnet, Laclede may avail itself of the remedies contained in this Article 11.

         (d)      Termination for Insolvency. Either Party may terminate
                  --------------------------
                  this Agreement on written notice to the other if the other Party becomes an Insolvent Entity. In the event of the bankruptcy of Cellnet pursuant to the Bankruptcy Code and an attendant rejection of this Agreement or any license or assignment granted hereunder pursuant to Section 365 thereof, the Parties intend that the provisions of the Bankruptcy Code shall apply.

         (e)      Suspension of Performance. In addition to the foregoing,
                  -------------------------
                  after expiration of the applicable cure period described in Section 11.1(a) or 11.1(b) above, a non-defaulting Party may, without terminating this Agreement, suspend performance of its obligations under this Agreement for such period of time as the non-defaulting Party deems appropriate in its sole discretion to give the defaulting Party an additional opportunity to cure. The non-defaulting Party may terminate this Agreement at any time during such suspension by providing thirty (30) Business Days written notice to the other Party.

11.2     Impaired Performance. If either Party fails to materially perform
         --------------------
         or observe any of its obligations set forth in this Agreement and fails to take corrective action within forty-five (45) Business Days after written notice by the other, the non-breaching Party may, as an alternative to its right to terminate this Agreement, accept such Party's impaired performance and recover its actual damages.

11.3     Effect of Termination.
         ---------------------

         (a)      Removal of MIUs. Unless otherwise agreed by the Parties,
                  ---------------
                  if this Agreement is terminated as a result of breach, then in the event of a Laclede breach, Laclede shall be responsible for the cost of removal of the MIUs installed on Laclede property. In the event of a Cellnet breach, Cellnet shall be responsible for the commercially reasonable cost of removal of the MIUs; provided that if the removal occurs in connection with deployment of any replacement system, then

                  Cellnet shall be responsible only for the commercially reasonable incremental cost of removing the MIUs; and further provided that if Laclede is not deploying a replacement system and the removal is at the discretion of Laclede and not required by any regulatory or governmental authority, applicable law or the superior rights of a third party, then Laclede shall be responsible for the commercially reasonable cost of removal of the MIUs. If this Agreement is terminated as a result of the default of Laclede, then any removal of the MIUs shall have no impact on Laclede's obligation to pay any Asset Fees (as specified in Exhibit 8 hereto) related to such
                               ---------
                  MIUs unless and to the extent that any such MIUs are returned to Cellnet by Laclede and redeployed by Cellnet. If this Agreement is terminated as a result of the default of Cellnet and Laclede does not continue to utilize the Fixed Network, then Laclede's obligation to pay any Asset Fees related to the MIUs shall cease; provided, that if Laclede continues to utilize the Fixed Network, Laclede's obligation to pay the Asset Fee shall continue only for those MIUs that continue to function properly and deliver automated meter reads to Laclede. In all events, Laclede's obligation to pay any Asset Fee shall cease on the fifteenth (15th) anniversary of the Effective Date. Upon expiration of the Term or earlier termination of this Agreement for breach by Laclede, Cellnet may, but shall not be obligated to, remove the MIUs installed on Laclede Gas Meters, at Cellnet's sole cost and expense. Notwithstanding the foregoing, if Cellnet desires to remove the MIUs installed on the Laclede Gas Meters upon the termination of this Agreement, Cellnet shall notify Laclede in writing within thirty (30) days after such termination, and Cellnet and Laclede shall devise a schedule and methodology for such removal that is reasonably acceptable to both Parties.

         (b)      Return of Confidential Information, Trade Secrets and
                  -----------------------------------------------------
                  Cellnet Property. Upon the termination of this Agreement
                  ----------------
                  by either Party for any reason, each Party shall return to the other any Confidential Information of the other Party in its possession or, with the consent of the Disclosing Party, shall destroy the same and certify such destruction to the Disclosing Party. Additionally, upon the termination of this Agreement, Laclede shall return to Cellnet the handheld units provided during the Initial Fixed Network Deployment Phase.

         (c)      Survival of Rights and Licenses. Upon termination of this
                  -------------------------------
                  Agreement by either Party, all rights and licenses granted hereunder, except for those necessary to perform Transition Services as specified in Section 11.3(d) below or as specified elsewhere in this Agreement, shall terminate.

         (d)      Transition Services.
                  -------------------

                  (i)      Transition Services. Upon expiration or earlier
                           -------------------
                           termination of this Agreement (except due to the termination by Cellnet pursuant to Section 11.1(a) or (b)), the Parties agree they will cooperate to assist in the orderly transfer of performance of the AMR Services to a new service provider selected by Laclede (the "Transition Services"). Without limiting the generality of the foregoing, Cellnet shall provide Laclede and its

The information below marked by * and [] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.

                           respective agents, contractors and consultants, as necessary, with the AMR Services contracted for hereunder, for a maximum of eighteen (18) months after such termination or expiration (the "Transition Period"). Such Transition Services shall be provided pursuant to the terms and conditions of this Agreement; provided that to the extent such Transition Services are provided after the expiration of the Term, then Laclede and Cellnet shall work together in good faith to amend the performance standards for the AMR Services and such other operational matters as may be relevant to the winding down of operations pursuant to the Transition Services, as appropriate.

                  (ii)     Payment During Transition. Laclede and Cellnet
                           -------------------------
                           shall negotiate in good faith to reach agreement on the fees for the AMR Services during the provision of Transition Services; provided that if the parties are not able to reach agreement, then Laclede shall pay Cellnet (A) the then-effective per-read fee for the AMR services as set forth in Section 2.3(a) for AMR Services rendered before the fifteenth (15) anniversary of the Effective Date, and/or (B) $[****] per read for the AMR Services as set forth in Section 2.3(a) for AMR Services rendered on or after the fifteenth anniversary of the Effective Date. If the Agreement was terminated for any reason other than Cellnet's default, Laclede shall pay Cellnet for the Transition Services in accordance with Cellnet's then current rates for professional services.

                (iii)      Assets for Transition Services. In the event of
                           ------------------------------
                           early termination of this Agreement for any reason other than breach by Laclede, then Laclede shall be entitled to contract with a new service provider for the provision of the AMR Services during the Transition Period and, in connection therewith, to the use of the MIUs and the non-exclusive use of the MCCs, NOC, Programming Software or other components of the Fixed Network owned, leased, or licensed by Cellnet and used by Cellnet in providing the AMR Services, subject to Cellnet's prior written consent, which consent shall not be unreasonably withheld or delayed.

         (e)      Laclede Termination Damages. In the event Laclede
                  ---------------------------
                  terminates this Agreement after a breach by Cellnet, Cellnet shall pay Laclede its actual damages.

         (f)      Cellnet Termination Damages. In the event Cellnet
                  ---------------------------
                  terminates this Agreement after a breach by Laclede, Laclede shall pay to Cellnet its actual damages.

                                 ARTICLE 12
                 INDEMNIFICATION AND LIMITATION OF LIABILITY

12.1     Indemnification.
         ---------------

         (a)      Indemnity by Cellnet.
                  --------------------

                  (i)      Intellectual Property Indemnification. Cellnet,
                           -------------------------------------
                           at its own expense, shall indemnify, defend and hold harmless, Laclede and its Affiliates, directors, officers, employees, agents, successors and assigns and defend any action brought against same with respect to any claim, demand, cause of action, debt, liability, damage, cost, loss or expense, including, without limitation, reasonable attorney's fees and expenses, arising out of any claim that any services, system, apparatus, equipment, component, method, process, information, data (other than Laclede Gas Data or Fixed Network
                           Data) or design furnished by Cellnet and/or its subcontractors (collectively, "Cellnet
                           Materials"), in connection with the provision of AMR Services hereunder by Cellnet, infringes or violates any patent, copyright, trade secret, license or other proprietary right of any third party.

                           At any time after Cellnet becomes aware of any such claim, Cellnet may, at its option and expense, (1) procure the right to furnish to Laclede the Cellnet Materials as provided in this Agreement, (2) modify the infringing Cellnet Materials without impairing in any material respect the functionality or performance of the AMR Services or any other services provided hereunder so that they are non-infringing, or (3) replace the Cellnet Materials with an equally suitable, non-infringing replacement that does not impair in any material respect the functionality or performance of the AMR Services or any other services provided hereunder. If Cellnet is not able to accomplish (1), (2) or (3) above within a reasonable period of time, Cellnet shall have the option to terminate this Agreement upon written notice to Laclede and Cellnet shall be deemed to be in breach under this Agreement, and Laclede shall have the right to avail itself of any remedies available to it under this Agreement or otherwise.

                  (ii)     Personal Injury and Property Damage
                           -----------------------------------
                           Indemnification. Cellnet agrees to take, and
                           ---------------
                           cause its employees, subcontractors, and agents to take, all commercially reasonable precautions to prevent injury to any persons (including, without limitation, employees, agents and customers of Laclede) or damage to property (including, without limitation, Laclede's property) and shall indemnify, hold harmless and defend Laclede and its Affiliates, directors, officers, employees, agents, successors and assigns from and against any and all suits, actions, damages, claims, fines, penalties, administrative or regulatory actions, costs, losses, expenses (including, without limitation, settlement awards and reasonable attorney's fees), and the liabilities, costs and/or expenses arising from or in connection with any claim of injuries to person or damage to property arising out of any act, omission, or negligence on the part of Cellnet or its agents, subcontractors or employees in the performance or failure to perform any obligation under this Agreement.

                  (iii) Cellnet, at its own expense, shall indemnify, defend and hold Laclede harmless from and against any assessment, penalty or fee charged to or assessed against Laclede by the PSC or a court of competent jurisdiction to the extent that such assessment penalty or fee is a result of Cellnet's failure to provide AMR Services in accordance with the terms and conditions of this Agreement, and Laclede may setoff any such amount against amounts owed by Laclede to Cellnet under this Agreement.

         (b)      Indemnity by Laclede. Personal Injury and Property Damage
                  --------------------
                  Indemnification. Laclede agrees to take, and cause its employees and agents to take, all commercially reasonable precautions to prevent injury to any persons (including, without limitation, employees and agents of Cellnet) or damage to property (including, without limitation, Cellnet's property) and shall indemnify, hold harmless and defend Cellnet and its Affiliates, directors, officers, employees, agents, successors and assigns from and against any and all suits, actions, damages, claims, fines, penalties, administrative or regulatory actions, costs, losses, expenses (including, without limitation, settlement awards and reasonable attorney's fees), and the liabilities, costs and/or expenses arising from or in connection with any claim of injuries to person or damage to property resulting from or arising out of any act, omission, or negligence on the part of Laclede or its agents or employees in the performance or failure to perform any obligation under this Agreement.

         (c)      Procedures. In connection with any claim for
                  ----------
                  indemnification, the Party seeking indemnification ("indemnitee") shall give prompt notice to the Party providing indemnification under this Section 12.1 ("indemnitor") of the assertion of any claim, or the commencement of any suit, action or proceeding in respect of which indemnity may be sought under this Article 12; provided that the failure to give such notice shall not affect the rights of such indemnitee except and only to the extent the indemnitor is prejudiced by such failure. In the event that any third party claim covered by this Article 12 is asserted, and the indemnitee notifies the indemnitor in accordance with this Section 12.1(c), the indemnitor will be entitled to participate therein and assume control of the defense thereof by notice to the indemnitee. The indemnitee may participate in the defense of such third party claim at its own expense. The indemnitee shall cooperate with the indemnitor in such defense. The indemnitor shall not be liable for any settlement of any claim, action or proceeding which is effected without the prior consent of the indemnitor, which consent shall not be unreasonably withheld. The indemnitor shall not settle any claim, action, or proceeding covered by this Article
                  12 in a manner which adversely affects the business operations of the indemnitee without the prior consent of the indemnitee, which consent shall not be unreasonably withheld.

The information below marked by * and [] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.



                                 ARTICLE 13
                                  LIABILITY

13.1     Liability. EXCEPT FOR LIABILITY ARISING UNDER ARTICLE 9 OR ARTICLE
         ---------
         12, IN NO EVENT WILL EITHER PARTY'S LIABILITY TO THE OTHER PARTY EXCEED [************************************] DOLLARS ($[**********])
         ["LIABILITY CAP"]. ON THE FIRST DAY OF EACH CONTRACT YEAR (EXCLUDING THE FIRST CONTRACT YEAR) DURING THE TERM, THE LIABILITY CAP SHALL AUTOMATICALLY INCREASE BY A PERCENTAGE THAT IS EQUAL TO THE PERCENTAGE INCREASE, IF ANY, IN THE CONSUMER PRICE INDEX (AS HEREINAFTER DEFINED) FROM THAT LAST PUBLISHED ON THE FIRST DAY OF THE IMMEDIATELY PRECEDING CONTRACT YEAR TO THAT LAST PUBLISHED ON THE FIRST DAY OF THE THEN-CURRENT CONTRACT YEAR. THE CONSUMER PRICE INDEX MEANS THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS-ST. LOUIS, MO-IL-ALL ITEMS (1982-84=100), PUBLISHED BY THE BUREAU OF LABOR STATISTICS OF THE UNITED STATES DEPARTMENT OF LABOR, OR IN THE EVENT OF
         DISCONTINUANCE OF THAT INDEX OR SUBSTANTIAL CHANGE IN THE FORMULA
         BY WHICH THAT INDEX IS DETERMINED, THEN THE PUBLISHED INDEX MOST CLOSELY APPROXIMATING THAT INDEX AS THAT INDEX IS DETERMINED AS OF
         THE DATE OF THIS AGREEMENT. IN NO EVENT SHALL THE AMOUNT OF THE LIABILITY CAP FOR ANY CONTRACT YEAR BE LESS THAN THE AMOUNT OF THE LIABILITY CAP FOR THE PREVIOUS CONTRACT YEAR.

13.2     Damages. EXCEPT FOR LIABILITY ARISING UNDER ARTICLE 9, THE PARTIES
         -------
         AGREE THAT IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, EXEMPLARY, CONSEQUENTIAL OR
         PUNITIVE DAMAGES (INCLUDING LOST PROFITS), DIRECTLY OR INDIRECTLY, RELATING TO OR ARISING OUT OF THIS AGREEMENT REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY OR OTHERWISE, AND WHETHER OR NOT SUCH DAMAGES WERE FORESEEN OR UNFORESEEN.


                                 ARTICLE 14
                                  FINANCING

                        ARTICLE INTENTIONALLY OMITTED
                        =============================


                                 ARTICLE 15
                           INDEPENDENT CONTRACTOR

15.1     Independent Contractor. Each Party to this Agreement is an
         ----------------------
         independent contractor; nothing in this Agreement shall be construed to create a partnership, joint venture or agency relationship between the Parties. Nothing in this Agreement shall be interpreted or construed as creating or establishing the relationship of employer and employee between Laclede and either Cellnet or any employee, agent, subcontractor or consultant of Cellnet nor between Cellnet and either Laclede or any employee, agent, subcontractor or consultant of Laclede. Each Party will be solely responsible for payment of all compensation owed to its employees, as well as federal and state income tax withholding, Social Security taxes, and unemployment insurance applicable to such personnel as employees of the applicable Party.


                                 ARTICLE 16
                                 ASSIGNMENT

16.1     Assignment. This Agreement will be binding on the Parties and their
         ----------
         respective successors and permitted assigns. Except as provided in this Section 16.1, neither Party may, or will have the power to, assign this Agreement without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, except that either Party may assign its rights and obligations under this Agreement to an Affiliate that expressly assumes such Party's obligations and responsibilities hereunder, without the approval of the other Party. Anything herein to the contrary notwithstanding, Cellnet may assign this Agreement and its rights hereunder as collateral security to lenders to Cellnet or their successors and assigns. The assigning Party shall remain fully liable for, and shall not be relieved from the full performance of, all obligations under this Agreement. Any attempted assignment that does not comply with the terms of this Section 16.1 shall be null and void. If a Party assigns its rights or obligations to an Affiliate in accordance with this Agreement, such Party shall promptly provide written notice thereof to the other Party.

                                 ARTICLE 17
                                AUDIT RIGHTS

17.1     Books and Records. Each Party shall have the right to inspect and
         -----------------
         audit or have audited the books and records of the other Party relating to the amounts invoiced hereunder and the monies owed hereunder for the purpose of verifying the amounts due and payable hereunder, upon at least ten (10) Business Days notice to the audited Party. Such audit may cover up to, but no more than, the two (2) calendar years immediately preceding the date of the audit. The cost of such audit shall normally be at the requesting Party's expense; provided, however, that the audited Party will bear the cost of the audit if the audit reveals, in the case of Laclede, any overpayment, and in the case of Cellnet, any underpayment, greater than two percent (2%) of the amount that was actually due for any twelve-month period. Such audit shall be conducted with a minimum of disruption to the audited Party's daily operations and during normal business hours. The requesting Party shall not audit the audited Party more than once during any twelve-month period during the Term.

17.2     Subcontracting, Training and Safety. Laclede shall have the right
         -----------------------------------
         to audit Cellnet's compliance with the obligations set forth in
         Section 2.1(d) of this Agreement for the purpose of verifying that Cellnet is fully complying with all of its obligations with regard to subcontracting, training and safety. Cellnet shall cooperate with Laclede during the course of such an audit and make all applicable documentation and materials available to Laclede within ten (10) Business Days of Laclede's request. Cellnet shall allow Laclede to perform field audits to the extent Laclede deems reasonably necessary to confirm Cellnet's compliance with Section 2.1(d). Provided Laclede has not found Cellnet to be out of compliance with the obligations of Section 2.1(d) during the immediately preceding twenty-four (24) months, Laclede shall not audit Cellnet's compliance regarding subcontracting, training or safety more than once during any twelve-month period during the Term.


                                 ARTICLE 18
                                  INSURANCE

18.1     Insurance. Prior to the commencement of any work under this
         ---------
         Agreement, Cellnet will obtain, and maintain during the entire Term, insurance in the following minimum amounts and types:

         (a) Commercial or Comprehensive General Liability Insurance for bodily injury and property damage of not less than Five Million Dollars ($5,000,000) for each occurrence and Fifteen Million Dollars ($15,000,000) in the aggregate.

         (b) Workers' Compensation Insurance that in all respects complies with all applicable federal and state laws and regulations. Cellnet covenants and agrees with Laclede that Cellnet will carry workers' compensation insurance in such amount and in such form, and containing such provisions, as shall protect both Laclede and Cellnet from all claims, demands, suits, actions, causes of action and judgments of any actual or alleged agents or employees of Cellnet resulting from or arising out of any work performed under or by virtue of this Agreement.

         (c) Employer Liability Insurance with limits of not less than Five Million Dollars ($5,000,000) per occurrence.

         (d) Business automobile liability insurance that applies to all owned, non-owned, hired and leased vehicles used by Cellnet and/or its employees, subcontractors or agents in connection with this Agreement. Business automobile liability insurance shall be provided with a minimum of Three Million Dollars ($3,000,000) combined single limit per occurrence.

         (e) The policy limits set forth above may be met through an umbrella liability insurance policy.

18.2     Intentionally Omitted.
         ---------------------

18.3     Subcontractors' Insurance. Cellnet shall cause each of its
         -------------------------
         subcontractors to obtain, and maintain at all times while performing work under this Agreement, insurance in the following minimum amounts and types:

         (a) Commercial or Comprehensive General Liability Insurance for bodily injury and property damage of not less than Five Million Dollars ($5,000,000) for each occurrence and Fifteen Million Dollars ($15,000,000) in the aggregate.

         (b) Workers' Compensation Insurance that in all respects complies with all applicable federal and state laws and regulations in such amount and in such form, and containing such provisions, as shall protect Laclede, Cellnet and Cellnet's subcontractor from all claims, demands, suits, actions, causes of action and judgments of any actual or alleged agents or employees of Cellnet's subcontractor resulting from or arising out of any work performed under or by virtue of this Agreement.

         (c) Employer Liability Insurance with limits of not less than Five Million Dollars ($5,000,000) per occurrence.

         (d) Business automobile liability insurance that applies to all owned, non-owned, hired and leased vehicles used by Cellnet's subcontractor and/or its employees, subcontractors or agents in connection with this Agreement. Business automobile liability insurance shall be provided with a minimum of Three Million Dollars ($3,000,000) combined single limit per occurrence.

         (e) The policy limits set forth above may be met through an umbrella liability insurance policy.

18.4     Policy Provisions. All of the aforesaid insurance shall include
         -----------------
         Laclede as an additional insured (excluding the coverage described in Section 18.2), be endorsed to be primary and without right of contribution from any insurance that Laclede may have in effect and be written by one or more insurance companies that is or are (i) licensed and authorized to do business in the State of Missouri, and (ii) rated A - VIII or higher by A.M. Best Company. All policies shall contain a provision that the insurance company will provide Laclede with written notice of any cancellation of, or modification to, the policy. The consent of Laclede to the amount of insurance specified shall not be considered as a limitation of Cellnet's liability under this Agreement nor an agreement by Laclede to assume liability in excess of said amount or for risks not insured against. Cellnet shall provide proof of the above-described insurance to Laclede annually on or before the first day of each Contract Year.

18.5     Periodic Review of Policy Limits. On or about the fifth (5th) and
         --------------------------------
         tenth (10th) anniversaries of the Effective Date, Cellnet and Laclede shall review and discuss the continuing adequacy of the limits of the various insurance policies required by this Article
         18. In connection with this review, the parties shall consider, among other things, whether the policy limits are adequate in light of actual loss experience and/or whether the limits are equal to, or greater than, limits that are ordinary and customary in the automated meter reading industry. To the extent the limits are determined to be inadequate based on either of these factors, or any other factors deemed relevant in the reasonable judgment of the parties, Cellnet shall increase such policy limits accordingly; provided that Cellnet shall be required to obtain such increased coverage only to the extent it is available on commercially reasonable terms. In no event shall the limits of the policies be reduced.


                                 ARTICLE 19
                             DISPUTE RESOLUTION

19.1     Dispute Procedure.
         -----------------

         (a) Any dispute between the Parties either with respect to the interpretation of any provision of this Agreement or with respect to the performance by Cellnet or by Laclede hereunder shall be resolved as specified in this Section 19.1.

         (b) Upon the written request of either Party to the other Party ("Written Request"), a dispute shall be discussed by the Parties. The Parties shall meet as often as necessary to gather and furnish to each Party all information with respect to the matter at issue that is appropriate and germane in connection with its resolution. The Parties shall discuss the problem and negotiate in good faith in an effort to resolve the dispute without the necessity of any formal proceeding relating thereto.

         (c) If the dispute is not resolved within thirty (30) days after the date of the Written Request, then the dispute shall be escalated to a Vice President of Laclede and the Chief Operating Officer of Cellnet for their review within forty-five (45) days after the date of the Written Request.

         (d) If the dispute is not resolved as described in (c) above within sixty (60) days after the date of the Written Request, the dispute will be referred to mandatory mediation with the American Arbitration Association ("AAA") or other organization mutually agreeable to the Parties, at a mutually agreed location in St. Louis, Missouri. The Parties will agree upon the selection of a particular mediator as soon as reasonably practical, but failing such agreement within thirty (30) days after the issue is referred for mediation, the mediator will be selected by AAA. Any mediator so selected shall have substantial experience in the area of information technology infrastructure outsourcing and the energy industry.

         (e) With the exception of applications to courts of competent jurisdiction for injunctive relief or any dispute relating to intellectual property rights, the Parties stipulate that the submission of disputes to mediation as provided in this Section 19.1, and mediation pursuant thereto, shall be a condition precedent to any suit, action or proceeding instituted in any court or before any administrative tribunal with respect to such dispute. The mediation provisions hereof shall, with respect to any dispute arising out of this Agreement, survive the termination or expiration of this Agreement.

         (f) The Parties shall use reasonable effort to set the date of the mediation within sixty (60) days after selection of the mediator but in no event shall the mediation be set more than ninety (90) days after selection of the mediator. Each Party shall bear its own mediation costs and expenses and all other costs and expenses of the mediation shall be divided equally between the Parties.

         (g) Notwithstanding any other provision of this Section 19.1, either Party may resort to court action for injunctive relief at any time if the dispute relates to intellectual property rights or the dispute resolution processes set forth in this Section 19.1 would permit or cause irreparable injury to such Party or any third party claiming against such Party, due to delay arising out of the dispute resolution process.

19.2     Continued Performance. So long as Laclede continues to pay Cellnet
         ---------------------
         the Fees for the AMR Services in accordance with the terms of this Agreement, the Parties agree to continue performing their respective obligations under this Agreement while the dispute is being resolved, unless and until such obligations are terminated or expire in accordance with the provisions of this Agreement.


                                 ARTICLE 20
                             GENERAL PROVISIONS

20.1     Cooperation by Cellnet and Laclede. Both Cellnet and Laclede shall
         ----------------------------------
         cooperate with each other to facilitate performance of the AMR Services and Laclede's operations affected by Cellnet and shall each timely provide information to the other as required for each to perform its responsibilities regarding the AMR Services.

20.2     Meetings and Presentations. Cellnet shall, at Laclede's request, at
         --------------------------
         no additional charge: (a) accompany Laclede to any meetings with the PSC and/or Office of Public Counsel (OPC), or other regulatory agencies to explain the technology that is the subject of this Agreement and provide any written information that may be requested by these agencies in connection with these meetings or otherwise; and (b) demonstrate the technology that is the subject of this Agreement to the PSC and/or OPC or other regulatory agency; provided, however, that after the Deployment Deadline, Cellnet shall not, without its consent, be required to spend more than twenty (20) hours per annum performing these services.

20.3     No Solicitation of Employees. During the Term and for 12 months
         ----------------------------
         after the expiration or earlier termination of this Agreement, neither Party to this Agreement shall solicit or otherwise seek to hire, whether as an employee or consultant, any persons employed by the other Party. Notwithstanding the foregoing, either Party shall have the right to hire as an employee or consultant any such person who approaches such Party for employment or who responds to a general advertisement soliciting employees.

20.4     Governing Law. This Agreement and any and all claims and disputes
         -------------
         arising out of or in connection with or related to the relationships and arrangements between Laclede and Cellnet described in this Agreement shall be governed by and construed in accordance with the laws of the State of Missouri, without regard to its conflict of law principles. The prevailing Party in any suit brought to enforce or interpret this Agreement shall be entitled to recover its reasonable attorney's fees and related disbursements in addition to any other relief awarded.

20.5     Publicity. Within four (4) days after the Effective Date, the
         ---------
         Parties shall prepare and release a mutually acceptable press release announcing this Agreement and/or the Parties' contemplated business relationship. As an obligation of this Agreement, each Party agrees that it will not, without the prior written consent of the other in each instance: (i) use the name, trade name, trademark, trade device, service mark, logo, symbol or any abbreviation, contraction or simulation thereof, owned by the other Party (the "Marks") in any advertising, marketing, promotional materials, publicity, press release, references, internet posting or otherwise, or (ii) represent, directly or indirectly, that any product or service offered by any Party has been approved or endorsed by the other. These obligations will survive the expiration or other termination of this Agreement.

20.6     Entire Agreement. This Agreement and the Exhibits referenced herein
         ----------------
         constitute the entire agreement of the Parties with regard to the services and matters addressed therein, and all prior agreements, letters, proposals, discussions and other documents regarding the services and the matters addressed in the Agreement are superseded and merged into this Agreement. Amendments and modifications to this Agreement may not be made orally, but shall only be made by a written document signed by an authorized representative of each Party. Any terms and conditions varying from this Agreement on any order or written notification from either Party shall not be effective or binding on the other Party.

20.7     Force Majeure. Neither Party shall be liable for any default or
         -------------
         delay in the performance of its obligations hereunder if and to the extent and while such default or delay is caused, directly or indirectly, by a Force Majeure Event. If a Force Majeure Event occurs, the non-performing Party will be excused from any further performance or observance of the obligation(s) so affected for as long as such circumstances prevail and such Party continues to use commercially reasonable efforts to recommence performance or observance whenever and to whatever extent possible without delay. Any Party so delayed in its performance will immediately notify the other by telephone and describe at a reasonable level of detail the circumstances causing such delay (to be confirmed in writing within twenty-four (24) hours after the inception of such delay). If any delay on the part of either Party resulting from a Force Majeure Event exceeds sixty (60) days, the other Party shall have the right to terminate this Agreement on notice to the delayed Party.

20.8     Waiver. No waiver of any breach of any provision of this Agreement
         ------
         shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof.

20.9     Severability. If any provision of this Agreement shall be held to
         ------------
         be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and such provision shall be deemed to be restated to reflect the Parties' original intentions as nearly as possible in accordance with applicable law(s).

20.10    Counterparts. This Agreement may be executed in counterparts. Each
         ------------
         such counterpart shall be an original and together shall constitute but one and the same document.

20.11    Notices. All notices required to be sent under this Agreement,
         -------
         including notices of address changes, shall be sent by registered or certified mail, return receipt requested, by nationally recognized overnight delivery service or courier, or by facsimile. Notice to each Party shall be sent to the contacts listed below or as otherwise identified by the Parties in writing pursuant to this
         Section:

         If to Laclede:         Laclede Gas Company
                                Attn: Laclede AMR Program Manager
                                720 Olive Street
                                12th Floor
                                St. Louis, MO 63101
                                Phone: (314) 342-0620
                                Fax: (314) 241-2296

         With a Copy to:        Laclede Gas Company
                                Attn: Vice President - Finance
                                720 Olive Street
                                Suite 1301
                                St. Louis, MO 63101
                                Phone: (314) 342-0755
                                Fax: (314) 241-2278

         With a Copy to:        Laclede Gas Company
                                Attn: General Counsel
                                720 Olive Street
                                Suite 1500
                                St. Louis, MO 63101
                                Phone: (314) 342-0520
                                Fax: (314) 421-1979

         If to Cellnet:         Cellnet Technology, Inc.
                                Attn: Program Manager
                                1918 Innerbelt Business Center Drive
                                Overland, Missouri  63114
                                Phone: (314) 264-2633
                                Fax: (314) 264-2601

         With a Copy to:        Cellnet Technology, Inc.
                                Attn: General Counsel
                                30000 Mill Creek Avenue
                                Suite 100
                                Alpharetta, Georgia  30022
                                Phone: (678) 258-1608
                                Fax: (678) 258-1686

20.12    No Third Party Beneficiaries. Except as expressly provided herein,
         ----------------------------
         the Parties do not intend, nor will any Section hereof be interpreted, to create any third party beneficiary rights with respect to either of the Parties.

20.13    Consents and Approvals. The Parties agree that in any instance
         ----------------------
         where a consent, approval, acceptance or agreement is required or contemplated of a Party under this Agreement in order for the other Party to perform under or comply with the terms and conditions of this Agreement, then such Party will, unless otherwise provided, not unreasonably withhold or delay such consent, approval, acceptance or agreement and where consent, approval or agreement cannot be provided, the Party shall notify the other Party in a timely manner. In addition, each Party agrees to act reasonably and in good faith in respect to all other matters relating to or arising out of this Agreement.

20.14    Taxes. Cellnet shall be solely responsible for all federal, state
         -----
         and local income taxes assessed in connection with the provision of the services described in this Agreement.

         Cellnet shall be responsible for all sales and use taxes imposed in connection with the use or provision of the AMR Services, as well as personal property or similar taxes imposed in connection with the MIUs.

20.15    Headings. All headings herein and the table of contents are not to
         --------
         be considered in the construction or interpretation of any provision of this Agreement. This Agreement was drafted with the joint participation of both Parties and shall be construed neither against nor in favor of either, but rather in accordance with the fair meaning thereof.

20.16    Survival. All provisions of this Agreement relating to liability,
         --------
         warranties, indemnities, confidentiality, or non-disclosure, and the provisions of Articles 5, 19 and 20 and Section 11.3 of this Agreement, shall survive the expiration or termination of this Agreement.

20.17    Time is of the Essence. Time is of the essence in this Agreement.
         ----------------------
         Both parties shall work diligently to perform their respective obligations under this Agreement in a timely and expedient manner. Subject to the occurrence of a Force Majeure Event and any applicable cure period specified herein, in cases in which time deadlines are established for the performance of specific activities, these deadlines shall be treated as outer time limits for the parties' performance and not as target dates for performance. In all cases, the parties shall use reasonable effort to complete activities as soon as practicable.

         IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed and delivered by their duly authorized representatives, as of the date first written above.

LACLEDE GAS COMPANY                    CELLNET TECHNOLOGY, INC.


By: /s/ Barry C. Cooper                By: /s/ Mike Zito

Name: Barry C. Cooper                  Name: Mike Zito

Title: Chief Financial Officer         Title: CEO

Date: March 11, 2005                   Date: March 2, 2005

                                 APPENDIX A

                            INDEX OF DEFINITIONS

The terms used herein shall have the following meanings.

1.       Accessible Meter - is any Laclede Gas Meter (i) of a type listed on
         ----------------
         Exhibit 5-C; (ii) with respect to which the data provided to
         -----------
         Cellnet pursuant to Section 2.3(g) does not preclude Cellnet from installing the MIU; (iii) not obstructed or blocked in a manner that prohibits reasonable access; (iv) the condition of which does not make installation of the MIU impractical in terms of time or expense; and (v) Cellnet or the MIU Installer has access to the premises and the Laclede Gas Meter. For purposes of clarity, a Laclede Gas Meter is not an Accessible Meter if Cellnet or the MIU Installer contacts the occupant on six occasions as required by
         Section 2.1(c)(ii)(A) but is unable to install a MIU or schedule an appointment for MIU installation where access to the Laclede Gas Meter is not available without the cooperation of the occupant or owner of the premises.

2.       Actual Read - Information relating to the actual measurement of gas
         -----------
         usage received by the Fixed Network.

3.       Activated Meter - is a Laclede Gas Meter that is on an activated
         ---------------
         Route, that has a MIU installed, on which Cellnet has received the designation and installation information via the Cellnet Standard Interface; and from which Cellnet has received a successful meter read. For purposes of this definition, a meter shall not be considered an Activated Meter if it is an Unavailable Meter.

4.       Affiliate - With respect to a Party to this Agreement, any person
         ---------
         or entity that controls, is controlled by, or is under common control with such Party.

5.       Agreement - This Automated Meter Reading Services Agreement between
         ---------
         Cellnet Technology, Inc. and Laclede Gas Company.

6.       Asset Fee - Defined in Section 2.3(a).
         ---------

7.       Automated Meter Reading Services ("AMR Services") - The services to
         -------------------------------------------------
         be provided under this Agreement.

8.       Bankruptcy Code - The United States Bankruptcy Code, as amended.
         ---------------

9.       Billing Window - A five (5) day period of time prior to the
         --------------
         scheduled billing day that a meter reading can be made available by Cellnet and entered into Laclede's billing system.

10.      Business Day - Monday through Friday, excluding all federal and
         ------------
         state holidays for which banks in the State of Missouri are not open for business, from the hours of 8 a.m. to 8 p.m. Unless specified as a Business Day, a day is defined as a calendar day.

11.      Cellnet Intellectual Property - Defined in Section 4.1.
         -----------------------------

12.      Cellnet Standard Interface - The format of the Fixed Network Data
         --------------------------
         made available to Laclede via the FTP Server.

13.      Change - Defined in Section 7.1.
         ------

14.      Change Order - Defined in Section 7.2(a).
         ------------

15.      Confidential Information - Defined in the Section 9.1.
         ------------------------

16.      Contract Year - Each period of twelve (12) consecutive months with
         -------------
         the first such year beginning on the Effective Date.

17.      Daily Reliability Penalty - The monetary penalty assessed by
         -------------------------
         Laclede against Cellnet for the failure by Cellnet to achieve the respective required daily reliability percentages set forth in
         Section 2.2(d) of this Agreement.

18.      Deployment Deadline - Twenty-four (24) months after the Effective
         -------------------
         Date.

19.      Deployment Period - The period during which Cellnet is installing
         -----------------
         the MIUs as described in Article 2.

20.      Deployment Schedule - The timeline for the initial installation of
         -------------------
         the Fixed Network as determined by mutual agreement of the Parties.

21.      Disclosing Party - Defined in Section 9.1.
         ----------------

22.      Effective Date - Defined in Section 2.7.
         --------------

23.      Fee - Defined in Section 2.3(a).
         ---

24.      Fixed Network - The network to be established and operated by
         -------------
         Cellnet, which includes MIUs installed on Laclede Gas Meters, MCCs installed on structures, poles and/or towers, the NOC, the communication link between the MCCs and the NOC, and all other equipment necessary for the operation of the Fixed Network.

25.      Fixed Network Area - Defined in the fourth Recital.
         ------------------

26.      Fixed Network Data - All MIU consumption and tamper information
         ------------------
         collected or processed for Laclede through the Fixed Network.

27.      Fixed Network Meter - Any Laclede Gas Meter within the Fixed
         -------------------
         Network Area with an installed MIU.

28.      FTP Server - Means the file transfer protocol server on which
         ----------
         Cellnet posts the Fixed Network Data for collection by Laclede.

29.      Force Majeure Event - Any event or circumstance that is beyond the
         -------------------
         reasonable control of either Party and that results in or causes the failure of that Party to perform any of its obligations under this Agreement, including, without limitation, an act of God, judicial or regulatory action or inaction, strike or lockout, war (declared or undeclared), threat of war, terrorist act, blockade, revolution, riot, insurrection, sabotage, vandalism, fire, storm, flood, earthquake, hurricane, tornado, explosion or failure of communications or power systems, or radio frequency interference caused by third parties. Lack of funds shall not be interpreted as an event beyond a Party's reasonable control. Nothing contained herein shall be construed to require either Party to avoid or settle a strike against its will or to avoid picketing at any location.

30.      Initial Fixed Network Deployment Phase - Defined in Section 1.1.
         --------------------------------------

31.      Initial Term - Defined in Section 2.7.
         ------------

32.      Insolvent Entity - A Party that (a) institutes or has instituted
         ----------------
         against it proceedings to be adjudicated bankrupt or insolvent, unless with respect to the institution against it of such proceedings, such proceedings are dismissed within sixty (60) calendar days after the institution of such proceedings, (b) consents to the institution of bankruptcy or insolvency proceedings against it, (c) files a petition, answer or consent seeking reorganization or relief under federal or state bankruptcy laws,
         (d) consents to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) with respect to itself for any substantial part of its property, (e) makes an assignment for the benefit of creditors, or (f) admits in writing its inability to pay its debts generally as they become due.

33.      Intellectual Property - All copyrights, patents, utility models,
         ---------------------
         trade marks, service marks, design rights (whether registered or unregistered), database rights, semiconductor topography rights, proprietary information rights, know-how and all other similar proprietary rights as may exist anywhere in the world.

34.      Laclede Gas Data - All information relating to Laclede customers'
         ----------------
         gas usage, including, without limitation, customers' names, addresses and account numbers, volume and/or patterns of gas usage, MIU identification, meter number, number of pulses counted, index type, index drive factor, index pressure, index base pressure and tamper flag, and any other Laclede gas customer data or information collected and/or transmitted via the Fixed Network.

35.      Laclede Gas Meters - All gas meters owned and/or operated by
         ------------------
         Laclede.

36.      Laclede Interface - Defined in Section 1.2(b).
         -----------------

37.      Manual Reads. Any references to manual meter reads, the manual
         ------------
         reading of meters, or similar language in this Agreement means either the actual physical reading of the meter or the reading of the meter/MIU utilizing Cellnet's park-n-read system or other mobile or drive-by method.

38.      Marks - Defined in Section 20.5.
         -----

39.      Material Change - Defined in Section 7.1.
         --------------


40.      Meter Database (MDB) - The repository of all meter data received by
         --------------------
         the NOC. The MDB will contain the Fixed Network Data and the Laclede Gas Data.

41.      MCC - The radio transceiving device or devices that receives the
         ---
         transmissions from the MIUs and relays the data by radio frequency to the NOC.

42.      MIU - An electronic radio meter interface device that is installed
         ---
         on Laclede Gas Meters and transmits meter reading information by radio frequency to the MCCs.

43.      MIU Installer - Defined in Section 1.3(c).
         -------------

44.      Minimum Daily Reliability Penalty - The monetary penalty assessed
         ---------------------------------
         by Laclede against Cellnet for the failure by Cellnet to achieve the respective minimum daily reliability percentages set forth in
         Section 2.2(d) of this Agreement.

45.      Minimum Monthly Reliability Penalty - The monetary penalty assessed
         -----------------------------------
         by Laclede against Cellnet for the failure by cellnet to achieve the respective minimum reliability percentages for each billing day set forth in Section 2.2(d) of this Agreement.

46.      Monthly Reliability Penalty - The monetary penalty assessed by
         ---------------------------
         Laclede against Cellnet for the failure by Cellnet to achieve the respective required monthly reliability percentages set forth in
         Section 2.2(d) of this Agreement.

47.      Network Operations Center ("NOC") - The combined hardware and
         ---------------------------------
         software platform that receives and stores meter information from the MCCs.

48.      Network Operations Center Software ("NOC Software") - The software
         ---------------------------------------------------
         necessary for the operation of the NOC.

49.      Party or Parties - Means Cellnet and/or Laclede.
         ----------------

50.      Per Read Fee - Defined in Section 2.3(a).
         ------------

51.      Programming Software - The GPrep MIU programming software, which is
         --------------------
         developed by or for Cellnet, as described in Section 2.1 (f).

52.      Public Service Commission (PSC) - PSC or any successor agency with
         -------------------------------
         regulatory authority over Laclede in the State of Missouri.

53.      Quality Assurance Plan - The procedures defined and used to ensure
         ----------------------
         installation of MIUs are in compliance with the terms of this Agreement.

54.      Recipient - Defined in Section 9.1.
         ---------

55.      Reliability Penalty - The collective reference for the Daily
         -------------------
         Reliability Penalty, Minimum Daily Reliability Penalty, Monthly Reliability Penalty and Minimum Monthly Reliability Penalty.

56.      Requesting Party - Defined in Section 7.2(a).
         ----------------

57.      Responding Party - Defined in Section 7.2(a).
         ----------------

58.      Routes - The various geographical areas containing approximately
         ------
         250 to 600 Laclede Gas Meters each agreed upon by Laclede and Cellnet into which Laclede's service territory will be divided for purposes of the initial installation of the MIUs.

59.      Intentionally Omitted.
         ---------------------

60.      Standard Interface Specifications - Defined in Section 1.2(b).
         ---------------------------------

61.      Term - The Initial Term and all renewal terms, if any.
         ----

62.      Test Meters - Defined in Section 1.2(a).
         -----------

63.      Training Plan - Defined in Section 6.1.
         -------------

64.      Transition Services - Defined in Section 11.3(d)(i).
         -------------------

65.      Unavailable Meter - Means a Laclede Gas Meter (i) that is damaged
         -----------------
         or vandalized by any person other than Cellnet in such a way that prevents proper operation, including communication with the Fixed Network, of the MIU; (ii) on which a MIU is not functioning and/or not reporting and Cellnet has not been able to repair the MIU because (a) Laclede has not provided Cellnet with accurate and up-to-date customer information; or (b) physical access to the Laclede Gas Meter, after commercially reasonable efforts by Cellnet, is not available; or (iii) that is otherwise not functioning because of a cause unrelated to the MIU, which is outside of Cellnet's control.

66.      Written Request - Defined in Section 19.1(b).
         ---------------

                         EXHIBITS TO THIS AGREEMENT
                         --------------------------

Exhibit 1 - Fixed Network Area Map
Exhibit 2 - Project Timeline
Exhibit 3 - Standard Interface Specifications
Exhibit 4 - Intentionally Omitted
Exhibit 5-A - List of all Laclede Gas Meters that can be Retrofitted with a MIU
Exhibit 5-B - List of all Meters for which the Ability to Retrofit with a
              MIU is to be Determined by the Parties
Exhibit 5-C - List of all Meters that can be Retrofitted with a MIU by Cellnet
Exhibit 6 - Adjustment to Monthly MIU Fee
Exhibit 7 - Portion of MoNat in which meters will be read manually initially
Exhibit 8 - Per Read Fee Components
Exhibit 9 - Form of Software and Related Licenses

                                  EXHIBIT 1
                           FIXED NETWORK AREA MAP


                            LACLEDE GAS COMPANY
                                SERVICE AREA

                                   [MAP]

                                  EXHIBIT 2
                                  ---------

                              PROJECT TIMELINE
               For the Initial Fixed Network Deployment Phase


1.   DEVELOP DETAILED DEPLOYMENT SCHEDULE
     ------------------------------------
         Start                                       Effective Date
         Completion                                  Twenty-five (25) days after the Effective Date

2.   LACLEDE RESPONSIBILITY
     ----------------------

     2.1  DEVELOP INTERFACE INTO LACLEDE SYSTEMS USING STANDARD INTERFACE SPECIFICATION
     Kick off Start                                  Fifteen (15) days after the Effective Date

     Laclede Gas Data to Cellnet                     Twenty (20) days after the Effective Date

     Complete initial interface and send             Forty-five (45) days after the Effective Date
     test files to Cellnet for interface testing

     Support Cellnet interface file testing          Forty-six (46) to seventy (70) days after Effective Date

     Complete interface file correction              Seventy-one (71) to eighty (80) days after Effective
     and send files to Cellnet                       Date

     Support Cellnet interface file testing          Eighty-one (81) to ninety (90) days after Effective Date

     2.2  ESTABLISH INTERNAL COMPUTER HARDWARE AND SOFTWARE
     Start                                           Fifteen (15) days after the Effective Date
     Completion                                      Ninety (90) days after the Effective Date

     2.3  SUBMITTAL, COLLECTION AND PROCESSING OF CELLNET STANDARD INTERFACE FILES FROM TEST METERS
     Start                                           One hundred (100) days after the Effective Date








3.   CELLNET RESPONSIBILITIES
     ------------------------
     3.1  INSTALL TEST METERS

     Start & Completion                              Effective Date

     Cellnet has installed these MIUs on Laclede Gas Meters and readings are available to Laclede at the Effective Date.

     3.2  TEST AND SUPPORT LACLEDE'S STANDARD INTERFACE SPECIFICATION IMPLEMENTATION
     Kick off Start                                  Fifteen (15) days after the Effective Date

     Testing of Laclede files                        Forty-six (46) to seventy (70) days after Effective
     to Standard Interface Specification             Date
     with results back to Laclede

     Final testing of Laclede files to               Eighty-one (81) to ninety (90) days after Effective
     Standard Interface Specification                Date
     with results back to Laclede

     3.3  CONFIGURE AND PREPARE THE FIXED NETWORK AND THE NOC
     Start                                           Fifteen (15) days after the Effective Date
     Completion                                      Ninety (90) days after the Effective Date

     3.4  SUBMITTAL, COLLECTION AND PROCESSING OF  CELLNET STANDARD INTERFACE FILES FROM TEST METERS
     Start                                           One hundred (100) days after the Effective Date

     3.5  PROVISION OF MIUS AND INSTALLATION RESOURCES
     Start                                           Fifteen (15) days after the Effective Date
     Completion                                      One hundred (100) days after the Effective Date

                                                              [Cellnet logo]



                                  EXHIBIT 3


                STANDARD UTILITY INTERFACES SPECIFICATION
               -------------------------------------------


         ABSTRACT: This document contains specifications for all the data interfaces that are required for data transfer between Cellnet and the utility's IT system. This shall serve as a reference document for both Cellnet and utility IT personnel.

         (FOR SATURATED CONTRACTS ONLY)



         REVISION 3.8

Revisions Table:

-------------------------------------------------------------------------------------------------------------------------------
  REV.     AUTHOR             DATE                                          DESCRIPTION
-------------------------------------------------------------------------------------------------------------------------------
1.0        TomL              11/05/96          o    Initial Controlled Release.
-------------------------------------------------------------------------------------------------------------------------------
1.1        VenkiR            11/20/97          o    Editorial and formatting changes by in the pre install layout table formats, pagination, footers, and addition of revision record.
                                               o    Added 3 new Gas Specific fields in the pre install format namely pressure compensated index, meter pressure and meter pressure units.
-------------------------------------------------------------------------------------------------------------------------------
1.2        VenkiR            2/2/98            o    Changed the meter reads file format to include trailer record and more detail
                                               o    New load profile ascii file format
-------------------------------------------------------------------------------------------------------------------------------
1.2.1      VenkiR            2/11/98           o    Changed the DST description in the load profile file format on page
                                                    26.
-------------------------------------------------------------------------------------------------------------------------------
1.2.2      VenkiR            3/5/98            o    Changed the pressure compensated to temp compensated in the pre install file
-------------------------------------------------------------------------------------------------------------------------------
1.2.3      VenkiR            6/8/98            o    Clarified the descriptive text on a couple of fields for the customer file Layout
-------------------------------------------------------------------------------------------------------------------------------
1.2.4      VenkiR            6/29/98           o    Added a new route maintenance interface
                                               o    Added two transaction types for the database maint interface to handle
                                                    GAS.
-------------------------------------------------------------------------------------------------------------------------------
1.3        VenkiR            7/30/1998         o    New interface Restoration Verification added.
-------------------------------------------------------------------------------------------------------------------------------
1.3.1      VenkiR            8/17/1998         o    Added the std Meter (Gas & Electric) Mfg Codes in Page 8
-------------------------------------------------------------------------------------------------------------------------------
1.3.2      Venki R           11/06/98          o    Added the starting Position field for each Pre Install field in the
                                                    Pre Install File Layout.
-------------------------------------------------------------------------------------------------------------------------------
1.3.3      Venki R           02/06/98          o    Corrected the pre install file layout, changed the demand fields to 7 bytes where it was incorrectly mentioned as 10.
-------------------------------------------------------------------------------------------------------------------------------
1.3.4      Venki R           03/10/99          o    Changed the Mandatory/Optional field for the planning dump and corrected some of the descriptions.

-------------------------------------------------------------------------------------------------------------------------------
1.3.5      Venki R           03/30/99          o    Replaced the Customer Information File layout, cleaned some format bugs.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
2.0        VenkiR            05/11/99          o    Changed the Service Upgrade and Fix Up request Interface, Page 28
                                               o    Added the Pre Configure Interface
                                               o    Changed the Header and Footer Notes
-------------------------------------------------------------------------------------------------------------------------------
2.0.1      VenkiR            06/01/99         o    Added the logical disconnect flag in the description and the file layout for the Meter Reads Interface.
-------------------------------------------------------------------------------------------------------------------------------
2.1        Venki R           06/29/99          o    Added the System Load Snapshot (Global demand) Interface
-------------------------------------------------------------------------------------------------------------------------------
2.2        Venki R           09/08/99          o    Removed the Route maintenance Interface 5.18
                                               o    Added a new field "billing cycle" in the Customer File Layout and added a description for the usage of this field under the sub-heading Planning under the Pre Installation Interface
                                               o    Added the input and Output file format for the Restoration Verification
                                                    Interface.
-------------------------------------------------------------------------------------------------------------------------------
2.2.1      VenkiR            10/13/99          o    Added the "o.k" file philosophy to section 4.0
-------------------------------------------------------------------------------------------------------------------------------
2.3        Siva Kolappa      06/05/00          o    Added clarification to meter hist reporting section that the off peak, on peak case described are just examples


----------------------------------------------------------------------
Copyright (C) Cellnet 2004.  All rights reserved. Page 2



-------------------------------------------------------------------------------------------------------------------------------
  REV.     AUTHOR              DATE                                          DESCRIPTION
-------------------------------------------------------------------------------------------------------------------------------
                                               o    Added comments to demand reset column in DBM interface, indicating that it should be populated only when read needs to be reset.
                                               o    Added off cycle reads format
                                               o    Change post install file lay out for multiplier column from "new meter multiplier" to "old meter multiplier"
-------------------------------------------------------------------------------------------------------------------------------
2.3.1      Siva Kolappa      09/19/00          o    Modified Load Profile section to include definition of standard offering of Load Profile data delivery in Lodestar format.
-------------------------------------------------------------------------------------------------------------------------------
2.3.2      Siva Kolappa      12/11/00          o    Rectified error in post install file layout in the starting position column
                                               o    Replaced CellNet logo with Schlumberger Logo
-------------------------------------------------------------------------------------------------------------------------------
2.3.2      Siva Kolappa      07/12/01          o    Rectified Errors in calibration file layout based on input from Mona
                                                    Tillu
-------------------------------------------------------------------------------------------------------------------------------
2.3.3      Hana Blazek       07/23/01          o    Rectified Errors in the Record Format table and the Output File
                                                    Layout for Meter Read Interface
-------------------------------------------------------------------------------------------------------------------------------
2.3.4      Kamlesh Patel     07/24/01          o    Added Pre-Install and Post-Install Output File Layouts for Water
                                                    Meters
-------------------------------------------------------------------------------------------------------------------------------
                                               o
-------------------------------------------------------------------------------------------------------------------------------
3.0        Siva Kolappa      08/07/01          o    Major Revision
                                               o    Included water meter related changes
-------------------------------------------------------------------------------------------------------------------------------
3.1        Siva Kolappa      09/26/01          o    Included more meter gas manufacturer codes under the "standard values" section.
-------------------------------------------------------------------------------------------------------------------------------
3.2        Anand             10/08/01          o    Changed the Restoration and Verification file format in accordance to the new design
-------------------------------------------------------------------------------------------------------------------------------
3.3        Hana              10/22/01          o    Added 3 fillers to the POA report file layout.
-------------------------------------------------------------------------------------------------------------------------------
3.4        Hana              10/30/01          o    Corrected Off Cycle Request file layout that was off by 1 byte starting at Read_Requested_Date.
-------------------------------------------------------------------------------------------------------------------------------
3.5        Siva Kolappa      11/7/01           o    Modified Calibration, Retrofit and Non Retrofit file lay outs to remove error_string field, corrected CHAR field justification to "right padded with spaces"
                                               o    Added more verbiage to the tamper flag report
                                               o    Changed title for all interfaces that essentially report data stored in OCDB. Added the word "report" to title.
                                               o    Modified customer information file layout to identify logical_disc field as a mandatory field. Added related description to the cum_threshold and dem_threshold field.
-------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------
Copyright (C) Cellnet 2004.  All rights reserved. Page 3



-------------------------------------------------------------------------------------------------------------------------------
  REV.       AUTHOR            DATE                                          DESCRIPTION
-------------------------------------------------------------------------------------------------------------------------------
3.6        Siva Kolappa      02/11/02          o    In the sample read file layout, fixed the order of reads to mimic the order of reads as they appear in read file, switched off peak to on peak and vice versa to comply with Cellnet standards, added more description to the read type section, rectified minor errors.
                                               o    Revamped the retrofit file layout to include more verbiage.
                                               o    For most interfaces, added specific instructions about what value will be stored in the meter_id field for water meters.
                                               o    In the customer information file layout, modified description to the install_time filed to remove time.
                                               o    In the post install file for gas and electric meters, rectified the data type for the field_collect_1 field.
                                               o    In DBM interface section, added verbiage on the type of for water meters in response to a post install record.
                                               o    Included reject file philosophy
                                               o    Modified meter_electronic field in the customer information file layout to include DRR notification for "to be DRR" accounts.
-------------------------------------------------------------------------------------------------------------------------------
3.7        Siva Kolappa      8/1/02            o    Calibration File - Added 3 custom fields
-------------------------------------------------------------------------------------------------------------------------------
3.8        Joy Varghese      05/28/04          o    Added lp_frequency field to the customer interface file format for database maint
                                               o    Modified the device type to T from X, in the Restoration Verification file formats. Also added the new device_power_status RO
                                                    in the response file layout section.
-------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------
Copyright (C) Cellnet 2004.  All rights reserved. Page 4

                              TABLE OF CONTENTS
1.0 INTRODUCTION...........................................................6
2.0 ACRONYMS AND NOMENCLATURE..............................................6
3.0 TYPES OF INTERFACES....................................................7
   3.1 File Naming Convention..............................................7
   3.2 File Creation Mode..................................................7
   3.3 File Creation Check.................................................7
   3.4 File Exchange Frequency.............................................8
   3.5 File Push & Pull....................................................8
   3.6 FTP User & File Archiving...........................................8
   3.7 FTP Implementation..................................................9
5.0 REJECT FILE PHILOSOPHY................................................11
5.0 INTERFACES............................................................12
   5.1.  Route Request....................................................12
   5.2.  Customer Information File Layout.................................14
   5.2.1 Pre Install......................................................14
   5.2.2 Planning Dump....................................................15
   5.2.3 Database Maintenance.............................................15
   5.2.4 Database Synchronization.........................................20
   5.3.  Post Installation Service Order..................................30
   5.5.  Meter Reads Report...............................................37
   5.6.  Calibration Data Report..........................................48
   5.7.  Retrofit Data Report.............................................51
   5.8.  Non Retrofit Meters Report.......................................54
   5.9.  Load Profile Report..............................................57
   5.10.  Service Upgrade Request & Fix-up Request........................60
   5.11.  On Demand Read..................................................64
   5.12. Parallel Meter Read for Quality Check............................65
   5.13.  Logical Disconnect Report.......................................66
   5.14. Tamper Flags Report..............................................67
   5.15 Power Outage Report...............................................68
   5.16 Restoration Verification..........................................70
   5.17 Pre Configuration for Advanced Meters.............................74
   5.18 System Load Snapshot Report.......................................76
   5.19 Off Cycle Reads Request...........................................78

----------------------------------------------------------------------
Copyright (C) Cellnet 2004.  All rights reserved. Page 5

1.0 INTRODUCTION

This document describes all the standard interfaces defined by Cellnet to deliver and accept data from the utility.

2.0 ACRONYMS AND NOMENCLATURE

----------------------------------------------------------------------------------------------
AMR                Automated Meter Reading
----------------------------------------------------------------------------------------------
OCDB               Operations Center database
----------------------------------------------------------------------------------------------
RC                 Route Changeout
----------------------------------------------------------------------------------------------
MR                 Material Planning Request
----------------------------------------------------------------------------------------------
Creator            The utility or Cellnet, the one who runs the job to create the file.
----------------------------------------------------------------------------------------------
Input              The input required for the job to run
----------------------------------------------------------------------------------------------
RIMS               Retrofit Information Management System
----------------------------------------------------------------------------------------------
DBM                Database Maintenance
----------------------------------------------------------------------------------------------
Route Planning     A MapInfo based tool that the RF engineers use to plan routes for rollout.
Tool
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------
Copyright (C) Cellnet 2004.  All rights reserved. Page 6

3.0 TYPES OF INTERFACES


FILE TRANSFER INTERFACE (FTI):
------------------------------

File transfer is the only supported mode of data transfer between Cellnet and the utility. Cellnet provides "read and write" privileges to the utility on the UNIX server that houses the OCDB. The utility will be able to write files into the OCDB server, receive files from the OCDB server and delete files that have been picked up. The utility will be required to initiate an FTP (File transfer Protocol) connection to pick-up or post files in the OCDB server.

The following section describes the file transfer protocol that needs to be followed when Cellnet sends or receives ASCII flat files to or from its utility customers. This protocol is currently used for all existing programs where data delivery is done in the form of ASCII flat files.

3.1 FILE NAMING CONVENTION

Each file interface will have a unique name. This unique file name will be a "constant" and will not vary every day. If a file name needs to be changed, the utility needs to coordinate this with Cellnet. All agreed upon file names are stored within the OCDB database.

For example, if meter.reads is the agreed upon file name for the "Monthly Meter Reads" interface, the file that will be created by Cellnet will be called meter.reads.

3.2 FILE CREATION MODE

All files created by either Cellnet or the Utility will be created in "Append" mode. This means that, for a particular interface, if the Utility does not pick up a file created by Cellnet the previous day, Cellnet will append today's information, to the bottom of the file that was created the previous day. The net result is, the file will have two days worth of data. The same applies to the files created by the Utility.

3.3 FILE CREATION CHECK

For each file created by both Cellnet and Utility, after the file creation is complete, a zero byte file should be created to convey the completion of the data file creation. For example, if the data file is called
"METER.READS", the zero-byte file will be called "METER_READS.OK"

The naming convention for this zero-byte file is the name of the data file with a ". OK" extension. This file will be referred to as the "TRIGGER FILE" in the following sections.

----------------------------------------------------------------------
Copyright (C) Cellnet 2004.  All rights reserved. Page 7

3.4 FILE EXCHANGE FREQUENCY

The frequency of data file exchange could be configured to suit the utility's processing schedule. For example, utility may want to set up all interfaces to run all seven days in a week or it would prefer to create files only during week days.

3.5 FILE PUSH & PULL

The utility, for all interfaces, will either push files into the OCDB server or pull files from OCDB server.

3.6 FTP USER & FILE ARCHIVING

An FTP user will be created in the OCDB server that houses the oracle database. The Utility will use this FTP user to connect to the OCDB server. This connection will take the utility to the following directory -

/u05/home/celldba/utility/Utility_Acronym/prod
Where UTILITY_ACRONYM is a value used to denote a particular utility.

EVERY PRODUCTION FILE RECEIVED FROM THE UTILITY OR CREATED BY CELLNET FOR THE UTILITY IS ARCHIVED WITH A DATE EXTENSION IN THE FOLLOWING DIRECTORY -

/u05/home/celldba/utility/Utility_Acronym/prod/history
Where UTILITY_ACRONYM is a value used to denote a particular utility.


----------------------------------------------------------------------
Copyright (C) Cellnet 2004.  All rights reserved. Page 8

3.7 FTP IMPLEMENTATION


The following section is a step-by-step instruction on how the ftp philosophy should be implemented. It is divided into two sections -

FILE CREATION BY UTILITY OR CELLNET

                                ------------

                                 Check for
                                trigger file

                                ------------
                                     |
                                     |
                                     |
                                     |
                                     |

              YES              is trigger file               NO
------------------------------     present     ------------------------------
               |                                              |
               |                                              |
               |                                              |
               |                                              |
               |                                              |
        --------------                                  --------------

        Delete trigger                                    Create data
             file                                            file

        --------------                                  --------------
               |                                              |
               |                                              |
               |                                              |
               |                                              |
               |                                              |
        --------------                                  --------------

           Append to
         existing data                                  Create trigger
             file                                            file

        --------------                                  --------------
               |
               |
               |
               |
               |
        --------------
           Recreate
         trigger file
          after data
        file creation
         is complete
        --------------

----------------------------------------------------------------------
Copyright (C) Cellnet 2004.  All rights reserved. Page 9

FILE PICKUP BY UTILITY OR CELLNET


                                ------------

                                 Check for
                                trigger file

                                ------------    ----------------
                                     |
                                     |        |
                                     |    NO |        Quit       <-------
                                     |      |                           |
                                     |     |                            |
                                     |    |     ----------------        |
                YES               Was file                              |
      ---------------------------  found?                               |
      |                ^                  |                             |
      |                |                   |                            |
      |                |                    |                           |
--------------         |                  NO |  ----------------        |
                       |                      |     Look for            |
    Remove             |                          trigger file          |
 trigger file          |                            over the            |
                       |                            next hour           |
--------------         |                        ----------------        |
      |                |                                |               |
      |                |                                |               |
      |                |                                |               |
--------------         |                                                |
 Process data          |           YES             Was trigger    NO    |
   file OR             --------------------------- file found -----------
Receive data
    file
--------------
      |
      |
      |
--------------
 Remove data
 file after
 processing/
receiving data
    file
--------------


----------------------------------------------------------------------
Copyright (C) Cellnet 2004.  All rights reserved. Page 10

5.0 REJECT FILE PHILOSOPHY

The following reject file philosophy applies to all data interfaces, where in the file creator is Cellnet and the file receptor is the utility.

It is possible for the utilities to reject records in the data files created by Cellnet, when a record in the file fails to meet a business rule validation done by the utility or when any given record in the file has invalid data in it. In such cases, the utility can create a reject file with all rejected records. This reject file in addition to having the reject record will also have the reject reason appended to the end of each record.

The format of the reject file is the complete data record that was rejected, appended with the reject reason. The reject reason should not be longer than
                                 -------------------------------------------
80 characters in length. For example, if the data record is 100 bytes long,
-----------------------
the reject record will be a total of 180 bytes long, where in, the first 100 bytes is the rejected data record and the last 80 bytes will contain the reject reason.

The utility should always create the reject files in an "append" mode. This is to ensure that a pre existing reject file does not get overwritten. The "ok" file philosophy mentioned in the previous section does not apply to reject file creation.


----------------------------------------------------------------------
Copyright (C) Cellnet 2004.  All rights reserved. Page 11

5.0 INTERFACES


5.1. ROUTE REQUEST

Creator                    : Cellnet
Input/Trigger              : Cellnet route table with the scheduled routes
Output File Name           : route.req
Timing                     : TBD
Error File Name            : route.req.rej (Created by Utility)
Timing                     : TBD
Frequency                  : Daily (7 Days/Week)

Based on the overall rollout plan, Cellnet schedules the routes via the route-planning tool. Two Cellnet working days prior to the actual changeout day, Cellnet needs current information on the route in order to perform the actual installations. The routes that are scheduled for changeout two days later (identified by `RC') and the routes that are scheduled to be changed 30 (thirty) calendar days in the future (identified by `MR') are processed by this job and records are inserted into the file. For routes that are requested for changeout (RC), this action also signifies the beginning of
                              -------------------------------------------
database maintenance. In other words, once a route has been requested for
--------------------
changeout, database maintenance begins from the utility to Cellnet for all the meters in the requested routes, irrespective of whether the meter is an AMR meter or not.

The MR request can be used by the utility for customer notification purposes. The program (Cellnet Program Manager) may choose to receive or not receive a response to the MR route request. Depending upon the program manager's decision, the utility needs to or not respond to the MR route request.

NOTE - UTILITY SHOULD SEND DATABASE MAINTENANCE OR DATABASE SYNC RECORDS ONLY FOR ROUTES THAT HAVE BEEN REQUESTED AS RC. IF THE UTILITY SENDS RECORDS FOR ROUTES THAT HAVE NOT BEEN REQUESTED, SUCH RECORDS WILL BE REJECTED AND WILL END UP AS AN EXCEPTION.

A file will be created by Cellnet with the relevant information (refer to the file layout). The utility processes this file and will return a set of pre-installation service order records, if the route request is valid. If the request is invalid, then the utility will respond with a reject file with all invalid route requests.


----------------------------------------------------------------------
Copyright (C) Cellnet 2004.  All rights reserved. Page 12

ROUTE REQUEST FILE LAYOUT
-------------------------

NOTE:
-----
1. Each Numeric column (NUMBER) should be left padded with zeroes.
2. Each Character column (CHAR) should be right padded with spaces.
3. DATE field should be in the format shown in the file layout.


M - MANDATORY
O - OPTIONAL

=====================================================================================================================
#               FIELD            SIZE      START       FORMAT      DATA TYPE            DESCRIPTION              M/O
                                            POS
=====================================================================================================================
1    ROUTE_ID                     12          1       XXX...       CHAR(12)     The identifier for the route.     M

---------------------------------------------------------------------------------------------------------------------
2    SCHEDULE_INSTALL_DATE         8         13       YYYYMMDD     DATE         The date the route is             M
                                                                                scheduled to be installed.
                                                                                This is an estimated schedule
                                                                                only.  Because of weather or
                                                                                other factors, the actual date
                                                                                of installation could be later.
---------------------------------------------------------------------------------------------------------------------
3    REQUEST_TYPE                  2         21       XX           CHAR (2)     Valid Values:                     M
                                                                                `RC' = Route Changeout
                                                                                `MR' = Material Requirements
=====================================================================================================================
ROUTE REQUEST RECORD LENGTH = 22


----------------------------------------------------------------------
Copyright (C) Cellnet 2004.  All rights reserved. Page 13

5.2. CUSTOMER INFORMATION FILE LAYOUT

The customer information file layout shown below encompasses multiple interfaces. This file layout defines the layout for the following interfaces -

-  PRE INSTALL
-  PLANNING DUMP
-  DATABASE MAINTENANCE
-  DATABASE SYNCHRONIZATION



5.2.1 PRE INSTALL

Creator           : Utility
Input/Trigger     : Route request
File Name         : pre.install.rc
Timing            : TBD
Error File Name   : pre.install.rc.rej (Created by Cellnet)
Timing            : TBD
Frequency         : Daily (7 Days / Week)


The utility passes pre-install information on every meter in the routes that were requested in the RC interface. This includes meters that Cellnet may not be responsible for installing. For example, even if the utility is changing out polyphase meters with the standard utility process, those meters should still be sent in this interface. This interface serves as a driver for the install process and as an initial load of Cellnet's operating database. Based on the operating agreements between Cellnet and the utility, both parties may be responsible for installing a subset of the meters on the route. Accordingly, each record passes through a filter that determines whether the meter will be changed out using the Cellnet process.

-  The records in the file should be sorted in route/read sequence order.
- If a meter is an AMR ready meter, the cellnet_meter flag in the interface should be marked accordingly.


----------------------------------------------------------------------
Copyright (C) Cellnet 2004.  All rights reserved. Page 14

5.2.2 PLANNING DUMP

Creator           : Utility
Input/Trigger     : Manual request from Cellnet
File Name         : planning
Timing            : TBD
Error File Name   : planning.rej (Created by Cellnet)
Timing            : TBD
Frequency         : Approximately every 4-6 months

As the name indicates the planning dump is used to plan and schedule routes for changeout. The two fields that play a crucial role are the "route_id" and the "billing_cycle" field. These two fields are used to create "route" records and are mandatory for the route-planning tool to work. The planning dump is basically a file with all meters in the contract area, wherein each meter records has customer information, meter information and the meters physical location. The RF engineering group from Cellnet also uses this planning dump, for LAN-WAN planning purposes. Hence the address information should also be present for all meters in the file.


5.2.3 DATABASE MAINTENANCE

Creator       : Utility
Input         : Changes to the DBM specific fields in the utility's CIS system.
File Name     : dbmaint
Timing        : TBD
Error File    : dbmaint.rej
Timing        : TBD
Frequency     : Daily (7 Days / Week)

The database maintenance interface is used to keep the utility database and OCDB in sync with each other. This synchronizing process is crucial for the successful installation of meters; meter reads delivery and the ongoing operation of the systems. This interface supports a master - slave relationship between utility databases and OCDB. Any changes to either system are first applied to the master, the utility systems, and then to the slave, OCDB. The utility will initiate changes to OCDB by generating 3 kinds of transactions -

ADD (A)    - For adding new meters to OCDB
DELETE (D) - To delete a meter from OCDB
CHANGE (C) - To update meter or customer information, for a meter existing in OCDB

This interface is also used by the utility to exercise the features available on the Cellnet system. For instance, this interface will enable the utility to change the type of metering for an account or to set a logical disconnect threshold, etc.

----------------------------------------------------------------------
Copyright (C) Cellnet 2004.  All rights reserved. Page 15

For the layout for the Database Maintenance interface, please refer to the
                                                       -------------------
Customer Information file layout. It is important that the transactions
--------------------------------
applied to the utility's database are also applied to OCDB in a timely manner. Typically, this file is created each night and will capture all changes applied to the utility's systems that day.

The transactions in any single DBM file must be sorted by transaction type. DELETE transactions are sent first, followed by ADD transactions, followed by CHANGE transactions. On any given day, if there is a DELETE transaction for a meter, there should not be any CHANGE transaction in the same file for that meter, unless there is also an ADD transaction for that meter.

Transactions are only sent for meters on routes that have gone through the route changeout request (RC) process. Transactions are sent for both AMR and Non-AMR meters.

If any record cannot be loaded into the OCDB due to data format errors or due to invalid data being present in the file, such error records will be moved to a reject file. The OCDB database analyst will then contact the utility operations group for resolving these issues.

The meter identifier programmed into the transmitting module is the primary key in OCDB. OCDB will not allow duplicate meter identifier values to be stored. Hence, for every DBM transaction, the utility must pass the meter identifier. In addition to the meter identifier, OCDB uses a field referred to as "utility_id", as the secondary key before processing any DBM transaction. The utility_id can have any value that will provide a reasonably unique reference to an account or meter. Normally, it is either the customer account number or the socket identifier or a combination of the premise identifier and the service point. Hence for every DBM transaction to be processed, the meter_id and the utility_id passed by the utility should match the values in OCDB. If there is no match, such transactions will be rejected. If the utility_id itself needs to be changed, the utility must send a CHANGE transaction with the old utility_id value in the UTILITY_ID field and the new utility_id value in the NEW_UTILITY_ID field.

----------------------------------------------------------------------
Copyright (C) Cellnet 2004.  All rights reserved. Page 16

There are three types of DBM transactions -

       -  ADD
     When a new meter is installed on a requested route, utility must send an ADD transaction for the new meter. All DBM fields mentioned in the file layout are required.
       -  DELETE
     When a meter in a requested route is removed, the utility must send a DELETE transaction. A minimum of Meter ID, Utility Id and the transaction_type (D) should be passed in the file.
       -  CHANGE
     When one of the DBM specific fields changes in the utility's CIS system, utility must send a CHANGE transaction. If any one of DBM specific field changes, all other DBM specific fields must also be passed in the file, regardless of whether the reminder of the fields has changed.

FOR A GAS METER, IF THE CHANGEOUT INVOLVES ONLY A MODULE RETROFIT, UTILITY
---------------
MUST SEND A CHANGE TRANSACTION WITH THE CELLNET_METER FIELD SET TO `Y'. IN THE POST INSTALL FILE, UTILITY CAN COMPARE THE OLD METER IDENTIFIER AND THE NEW METER IDENTIFIER FIELDS TO DETERMINE IF THE CHANGEOUT INVOLVED ONLY A MODULE RETROFIT. IF IT IS NOT A MODULE RETROFIT, EVERY POST INSTALL RECORD FROM CELLNET MUST RESULT IN A DELETE TRANSACTION FOR THE OLD METER AND AN ADD TRANSACTION FOR THE NEW METER.

FOR A WATER METER, FOR EVERY RECORD IN POST INSTALL FILE, THE UTILITY HAS TO
-----------------
RESPOND WITH A DELETE TRANSACTION FOR OLD METER AND AN ADD TRANSACTION FOR THE NEW METER. THERE ARE TWO POSSIBLE SCENARIOS - 1. "FIELD RETROFIT SCENARIO", WHERE A WATER METER IS RETROFITTED WITH A MODULE IN THE FIELD. 2. "METER EXCHANGE SCENARIO", WHERE THE OLD WATER METER IS REPLACED WITH A NEW WATER METER RETROFITTED WITH A MODULE. IN BOTH THE SCENARIOS, THE UTILITY HAS TO RESPOND WITH A DELETE TRANSACTION FOR THE OLD METER AND AN ADD TRANSACTION FOR THE NEW METER.

----------------------------------------------------------------------
Copyright (C) Cellnet 2004.  All rights reserved. Page 17

SCENARIOS TRIGGERRING A DBM TRANSACTION
---------------------------------------

1)  House burned down - DELETE
2)  New House comes up in a new/old location - ADD
3) Empty House for a long time. Utility decides to remove the meter, as no one would be reading the meter for a long time. - DELETE
4) House whose meter was removed previously (as in case 3) gets a new meter - ADD
5)  Change to the following fields are identified as crucial by Cellnet -

    o   Cellnet_Meter - This is marked as `Y' if the meter is CellNet
        -------------
        AMR meter. This field is very crucial because the DBM process in OCDB treats an AMR meter very differently than a Non-AMR meter.
    o   Demand_Reset - If the utility bills a customer on the first of
        ------------
        every month, and the customer moves out on the 10 of the
        month, the utility may want to reset the demand peak when a new customer moves in. This field should be populated only when the utility desires to reset the demand for a demand
        meter. Otherwise this field should be a blank. Also, demand reset cannot be done on a date specified by the utility.
    o   Meter_Id - Any changes to the meter id would be a DELETE for the
        --------
        old meter and an ADD for the new meter.
    o   Utility_Id -. If the utility_id needs to be changed, the utility
        ----------
        must send a CHANGE transaction with the old utility_id value in the UTILITY_ID field and the new utility_id value in the NEW_UTILITY_ID field.
    o   Demand_Interval and Demand_Sub_Interval - These values
        ---------------------------------------
        describe the type of demand metering provided for this meter.
        If the value for both fields is the same, the Cellnet system will calculate "Block Demand" as opposed to a "Rolling
        Demand". Any changes to these values should trigger a CHANGE transaction.
    o   Load_Profile - This field indicates whether interval data
        ------------
        should be collected for this meter. Any change should trigger a CHANGE transaction.
    o   Load_Profile_Interval - This value indicates the size of the
        ---------------------
        load profile interval. Any change in this value should trigger a CHANGE transaction.
    o   Tou_Rate - This value indicates the TOU rate if this customer
        --------
        is on time-of-use metering. Any change in this value should trigger a CHANGE transaction.
    o   Logical_Disconnect - This value indicates whether the customer
        ------------------
        is on logical disconnect. Any change in this value should
        trigger a CHANGE transaction.
    o   Cum_Threshold and Dem_Threshold - These values are used in
        -------------------------------
        conjunction with the logical disconnect flag and sets the
        amount of consumption per day. Any change in these values
        should trigger a CHANGE transaction.
    o   Usage_status - This value indicates whether the utility
        ------------
        believes there should be usage on this meter. This value is used by Cellnet to determine whether a meter with zero usage should be checked for malfunction. Any change in this value should trigger a CHANGE transaction.

----------------------------------------------------------------------
Copyright (C) Cellnet 2004.  All rights reserved. Page 18

    o   Power_Status - This value indicates whether the utility
        ------------
        believes the meter is powered. For instance, if the power to the meter were cut at the pole, this value must be set to `N'. If the meter is powered, it is set to `Y'. Cellnet uses this field to determine whether a meter module that stops transmitting should be checked for malfunction. Any change in this value should trigger a CHANGE transaction. This field is crucial because, most reports that monitor the performance of meters rely on this field very heavily.
    o   Route_Id - This value indicates which route a meter belongs
        --------
        to. Any change in this value should trigger a CHANGE transaction. A meter in a route that is not Cellnet's responsibility should not be re-routed to a route which is Cellnet's responsibility. This will directly impact the performance metrics managed by Cellnet.
    o   Life_Support - This field indicates whether a customer is a
        ------------
        "medical alert" customer. Any change in this value should trigger a CHANGE transaction.

7) Meter Changeout initiated by utility system and completed by utility processes - DELETE for old meter, ADD for new meter
8) Meter changeout by Cellnet, sent to utility via post install interface - DELETE for old meter, ADD for new meter.
9) Module Field Retrofit on a gas or water meter (No Meter Change) either by utility or Cellnet - CHANGE transaction with Cellnet_Meter field set to `Y'.
10) Module removed from a gas or water meter and not replaced with another module (No Meter Change) either by utility or Cellnet - CHANGE transaction with Cellnet_Meter field set to `N'.
11) Service to the Customer changes from a single phase meter to a 3 phase meter - DELETE for OLD meter, ADD for new meter.
12) Temporary Service Meters - Assume a construction site and the installation of temporary meter for construction purposes and then it is removed and taken to another temporary site down the block. Utility should send a DELETE for the old location and an ADD for the new location. In this case, the sequence of transactions is important, since the database maintenance process will not allow a meter to be in two places at the same time. If the ADD for the new site comes before the DELETE transaction, the ADD transaction will fail.

----------------------------------------------------------------------
Copyright (C) Cellnet 2004.  All rights reserved. Page 19

5.2.4 DATABASE SYNCHRONIZATION

Creator           : Utility
Input/Trigger     : Manual request from Cellnet
File Name         : dbsync
Timing            : TBD
Error File Name   : dbsync.rej (created by Cellnet)
Timing            : TBD
Frequency         : Approximately every 4-6 months

While the database maintenance interface will update OCDB with all meter/customer data changes happening in the CIS system for accounts that have been requested by Cellnet, exceptions on either side will cause certain accounts to stay out of sync. Over a period of time, the utility database and Cellnet database has a potential to drift apart. The database synchronization process basically helps the two databases get back in sync.

The utility, based on Cellnet request, will produce a single file with all REQUESTED accounts. The information on these accounts overwrites the information in OCDB. The following rules apply to the sync process -

       - The transaction type should be set to `A' as in ADD for all accounts in the sync file.
       - The sync process will not process any records with duplicate meter identifier, referred to as meter_id in OCDB terminology.
       - No database maintenance records should be processed in OCDB, while a sync is being performed.

----------------------------------------------------------------------
Copyright (C) Cellnet 2004.  All rights reserved. Page 20

STANDARD VALUES

The utility needs to pass Cellnet defined standard values for certain fields. Refer the below tables for the standard values -

METER MANUFACTURER

-----------------------------------------------------------------------------------------
GAS METER MFG                                          STANDARD CODE IN OCDB / RIMS
-----------------------------------------------------------------------------------------
AMERICAN                                               A
-----------------------------------------------------------------------------------------
SCHLUMBERGER                                           C
-----------------------------------------------------------------------------------------
DRESSER/ROOTS                                          D
-----------------------------------------------------------------------------------------
EQUIMETER                                              E
-----------------------------------------------------------------------------------------
LANDCASTER                                             L
-----------------------------------------------------------------------------------------
ROMET                                                  O
-----------------------------------------------------------------------------------------
ROCKWELL                                               R
-----------------------------------------------------------------------------------------
SPRAGUE                                                S
-----------------------------------------------------------------------------------------
SUPERIOR                                               U
-----------------------------------------------------------------------------------------
ELECTRIC METER MFG                                     STANDARD CODE IN OCDB / RIMS
-----------------------------------------------------------------------------------------
LANDIS&GYR/DUNCAN                                      A
-----------------------------------------------------------------------------------------
GEN ELECTRIC                                           D
-----------------------------------------------------------------------------------------
SANGAMO/ SCHLUMBERGER                                  F
-----------------------------------------------------------------------------------------
WESTINGHSE/ ABB                                        G
-----------------------------------------------------------------------------------------
WATER METER MFG                                        STANDARD CODE IN OCDB / RIMS
-----------------------------------------------------------------------------------------
MUESCO                                                 M
-----------------------------------------------------------------------------------------
NIAGRA                                                 G
-----------------------------------------------------------------------------------------
NASH                                                   N
-----------------------------------------------------------------------------------------
NATIONAL                                               T
-----------------------------------------------------------------------------------------
PRECISION                                              P
-----------------------------------------------------------------------------------------
PROMACO                                                O
-----------------------------------------------------------------------------------------
ROCKWELL / SENSUS                                      R
-----------------------------------------------------------------------------------------
SINGER                                                 I
-----------------------------------------------------------------------------------------
SPANNER                                                A
-----------------------------------------------------------------------------------------
NEPTUNE / SCHLUMBERGER                                 S
-----------------------------------------------------------------------------------------
TROPIC                                                 C
-----------------------------------------------------------------------------------------
WORTHINGTON                                            H
-----------------------------------------------------------------------------------------
ZURIN                                                  Z
-----------------------------------------------------------------------------------------

STANDARD CN_RATE VALUES IN OCDB
-------------------------------------------------------------------------------
KWH (down arrow)/ KVAR  (right arrow)  None             CUM                DEM
-------------------------------------------------------------------------------
                                                        KVR                KVD
-------------------------------------------------------------------------------
CUM                                    CUM              CUK                CUD
-------------------------------------------------------------------------------
DEM                                    DEM              DEK                DED
-------------------------------------------------------------------------------
TOU                                    TOU              TOK                TOD
-------------------------------------------------------------------------------
TDM                                    TDM              TDV                TDD
-------------------------------------------------------------------------------

----------------------------------------------------------------------
Copyright (C) Cellnet 2004.  All rights reserved. Page 21

CUSTOMER INFORMATION FILE LAYOUT
--------------------------------

CONVENTIONS USED IN THE CUSTOMER INFORMATION FILE LAYOUT
--------------------------------------------------------
PRE INS       - This column defines the requirements for the Pre Install
                Interface.
DBM           - This column defines the requirements for the Database
                Maintenance Interface.
PLAN DUMP     - This column defines the requirements for the Planning Dump
                Interface.
DB SYNC       - This column defines the requirements for the Database
                Synchronization Interface.
M/O           - M - Mandatory, O - Optional
                Inside the ( ) indicates mandatory for GAS meters.
                Inside the [ ] indicates mandatory for WATER meters
XXX...        - X depicts a one-byte ASCII char, A series of X with dots depicts ASCII chars to fill in the entire length of the field

ELECTRIC SPECIFIC FIELD - If the description column has this, it means that the field is required for electric meters only and
                          is optional for Gas and water meters, unless it is specifically mentioned as mandatory for gas or water.
GAS SPECIFIC FIELD      - If the description column has this, it means that the
                          field is required for gas meters only and is optional for Electric and water meters, unless it is specifically mentioned as mandatory for electric or water.
WATER SPECIFIC FIELD    - If the description column has this, it means that
                          the field is required for water meters only and is optional for Electric and gas meters, unless it is specifically mentioned as mandatory for electric or gas.

1. Each Numeric column (NUMBER) should be left padded with zeroes.
2. Each Character column (CHAR) should be right padded with spaces.
3. DATE field should be provided in the format specified.

--------------------------------------------------------------------------------------------------------------------------------
#      FIELD          SIZE   START       FORMAT       DATA TYPE        DESCRIPTION               PRE INS     DBM     PLAN   DB
                              POS                                                                  M/O       M/O     DUMP   SYN
                                                                                                  (GAS)     (GAS)     M/O   M/O
                                                                                                 [WATER]   [WATER]
--------------------------------------------------------------------------------------------------------------------------------
1  svor_date           8       1        YYYYMMDD       DATE        The date the data was            O         O       O      O
                                                                   passed to Cellnet from the
                                                                   utility. Set to Sysdate
                                                                   if NULL
--------------------------------------------------------------------------------------------------------------------------------
2  last_cum_read       8       9        99999999       NUMBER(8)   The cumulative read value        M         O       O      O
                                                                   from the last manual read.
--------------------------------------------------------------------------------------------------------------------------------
3  date_last_read      8      17        YYYYMMDD       DATE        The date the meter was read      M         O       O      O
                                                                   last time.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Copyright (C) Cellnet 2004.  All rights reserved. Page 22





--------------------------------------------------------------------------------------------------------------------------------
4  expected_cum        8      25        99999999       NUMBER(8)   The expected cumulative          M         O       O      O
                                                                   usage for this month.
--------------------------------------------------------------------------------------------------------------------------------
5  expected_days       3      33        999            NUMBER(3)   The number of days that          M         O       O      O
                                                                   corresponds to the expected
                                                                   usage.
--------------------------------------------------------------------------------------------------------------------------------
6  expected_dem        7      36        999.999        NUMBER(6,3) The expected demand value        M         O       O      O
                                                                   for this month. The pre
                                                                   multiplied value as read
                                                                   from the meter.
--------------------------------------------------------------------------------------------------------------------------------
7  cellnet_meter       1      43        X              CHAR(1)     Indicates whether this           M         M       O      M
                                                                   meter is a CellNet AMR
                                                                   meter -  Y,N
--------------------------------------------------------------------------------------------------------------------------------
8  utility_retire      1      44        X              CHAR(1)     S - Scrap the meter              O         O       O      O
                                                                   T - Test the meter
                                                                   or Null for the majority of
                                                                   the meters. This code will
                                                                   be placed on the barcode
                                                                   sticker
--------------------------------------------------------------------------------------------------------------------------------
9  issue_point        10      45        XXX...         CHAR(10)    The expected issuing             O         O       O      O
                                                                   facility to install the
                                                                   meter from
--------------------------------------------------------------------------------------------------------------------------------
10 meter_id           20      55        XXX...         CHAR(20)    The ID for the meter.            M         M       M      M
                                                                   For WATER meters this is
                                                                   the device id.

--------------------------------------------------------------------------------------------------------------------------------
11 utility            10      75        XXX...         CHAR(10)    Utility this meter belongs       M         M       M      M
                                                                   to
--------------------------------------------------------------------------------------------------------------------------------
12 utility_id         25      85        XXX...         CHAR(25)    Record Identifier from           M         M       M      M
                                                                   utility. Could be account
                                                                   number or premise id
--------------------------------------------------------------------------------------------------------------------------------
13 service_type        1     110        X              CHAR(1)     E - Electric, G - Gas,           M         M       M      M
                                                                   W - Water
--------------------------------------------------------------------------------------------------------------------------------
14 cn_rate            10     111        XXX...         CHAR (10)   The rate Cellnet is              M         M       M      M
                                                                   supporting for this meter.
                                                                   For e.g CUM,DEM,TOU, etc
--------------------------------------------------------------------------------------------------------------------------------
15 electrical_id      20     121        XXX...         CHAR (20)   Typically the transformer id     O         O       O      O
--------------------------------------------------------------------------------------------------------------------------------
16 multiplier          7     141        9999999        NUMBER(7)   CT rating or internal meter      O         O       O      O
                                                                   multiplier.
--------------------------------------------------------------------------------------------------------------------------------
17 demand_interval     2     148        99             NUMBER(2)   In minutes                       O         O       O      O
                                                                   MANDATORY FOR DEMAND METERS
--------------------------------------------------------------------------------------------------------------------------------
18 demand_sub_
   interval            2     150        99             NUMBER(2)   In minutes                       O         O       O      O
                                                                   MANDATORY FOR DEMAND METERS
--------------------------------------------------------------------------------------------------------------------------------
19 load_profile        1     152        X              CHAR(1)     Load profile to be               M         M       M      M
                                                                   collected -
                                                                   Y - Both Channels of a
                                                                   MFMM  OR  on a single
                                                                   channel meter
                                                                   C - Only on first channel
                                                                   of a MFMM
                                                                   K - Only on second channel
                                                                   of a MFMM
                                                                   N - Collection not required
--------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------
Copyright (C) Cellnet 2004.  All rights reserved. Page 23




--------------------------------------------------------------------------------------------------------------------------------
20 lp_interval         2     153        99             NUMBER(2)   In minutes                       O         O       O      O
                                                                   MANDATORY IF LOAD_PROFILE
                                                                   is Y
--------------------------------------------------------------------------------------------------------------------------------
21 tou_rate           20     155        XXX...         CHAR (20)   Identifier for TOU rate          O         O       O      O
                                                                   MANDATORY FOR TOU METERS
--------------------------------------------------------------------------------------------------------------------------------
22 logical_disc        1     175        X              CHAR(1)     Whether the meter is             M         M       M      M
                                                                   logically disconnected Y or
                                                                   N. Power is being supplied
                                                                   to the meter, but expecting
                                                                   less or little usage.
--------------------------------------------------------------------------------------------------------------------------------
23 cum_threshold       8     176        99999999       NUMBER(8)   Daily Maximum usage              O         O       O      O
                                                                   MANDATORY IF LOGICAL_DISC
                                                                   FIELD IS SET TO `Y'.
--------------------------------------------------------------------------------------------------------------------------------
24 dem_threshold       7     184        999.999        NUMBER(6,3) Daily Maximum peak the           O         O       O      O
                                                                   value before multiplication
                                                                   with any multiplier.
                                                                   MANDATORY IF LOGICAL_DISC
                                                                   FIELD IS SET TO `Y' AND IS
                                                                   A DEMAND_METER
--------------------------------------------------------------------------------------------------------------------------------
25 usage_status       10     191        XXX...         CHAR (10)   Indicates whether usage is       M         M       M      M
                                                                   expected. Values: Y/N
--------------------------------------------------------------------------------------------------------------------------------
26 power_status       10     201        XXX...         CHAR (10)   Indicates whether utility        M         M       M      M
                                                                   is providing power. Values:
                                                                   Y/N
--------------------------------------------------------------------------------------------------------------------------------
27 route_id           12     211        XXX...         CHAR (12)   Route Identifier generally       M         M       M      M
                                                                   a combination of the
                                                                   reading center, district
                                                                   and book.
--------------------------------------------------------------------------------------------------------------------------------
28 read_sequence       6     223        999999         NUMBER(6)   Intra-route meter reader         M         M       O      M
                                                                   read sequence
--------------------------------------------------------------------------------------------------------------------------------
29 address            40     229        XXX...         CHAR (40)   Street Address                   M         M       M      M
                                                                   e.g. Shoreway Road, #130
--------------------------------------------------------------------------------------------------------------------------------
30 address_over       40     269        XXX...         CHAR (40)   for e.g. NE                      O         O       O      O
--------------------------------------------------------------------------------------------------------------------------------
31 city_st_zip        40     309        XXX...         CHAR (40)   for e.g. San Carlos, CA          M         M       M      M
                                                                   94070-0001 OR
                                                                   San Carlos, CA 94070
--------------------------------------------------------------------------------------------------------------------------------
32 zip                15     349        XXX...         CHAR (15)   for e.g. 94070-0001 or 94070     M         M       M      M
--------------------------------------------------------------------------------------------------------------------------------
33 customer_name_1    40     364        XXX...         CHAR (40)   for e.g. Joe Smith               M         M       M      M
--------------------------------------------------------------------------------------------------------------------------------
34 customer_name_2    40     404        XXX...         CHAR (40)   for e.g. Hardware Stores         O         O       O      O
--------------------------------------------------------------------------------------------------------------------------------
35 premise_code       10     444        XXX...         CHAR (10)   Premise Code                     O         O       O      O
                                                                   E.g. - APT, SFH, MFH etc.
--------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------
Copyright (C) Cellnet 2004.  All rights reserved. Page 24





--------------------------------------------------------------------------------------------------------------------------------
36 util_location      10     454        XXX...         CHAR (10)   Meter  location code             M         M       M      M
                                                                   E.g. -Indoor (I),
                                                                   Outdoor(O)
--------------------------------------------------------------------------------------------------------------------------------
37 read_instr         10     464        XXX...         CHAR (10)   Utility read instructions        O         O       O      O
--------------------------------------------------------------------------------------------------------------------------------
38 special _instr_1   40     474        XXX...         CHAR (40)   Special read instructions        O         O       O      O
--------------------------------------------------------------------------------------------------------------------------------
39 special _instr_2   40     514        XXX...         CHAR (40)                                    O         O       O      O
--------------------------------------------------------------------------------------------------------------------------------
40 special _instr_3   40     554        XXX...         CHAR (40)                                    O         O       O      O
--------------------------------------------------------------------------------------------------------------------------------
41 special _instr_4   40     594        XXX...         CHAR (40)                                    O         O       O      O
--------------------------------------------------------------------------------------------------------------------------------
42 key_needed          1     634        X              CHAR(1)     Y,N if a key is needed to        O         O       O      O
                                                                   read this meter
--------------------------------------------------------------------------------------------------------------------------------
43 life_support        1     635        X              CHAR(1)     Indicates life support           M         M       M      M
                                                                   meter Y or N
--------------------------------------------------------------------------------------------------------------------------------
44 install_time        8     636        YYYYMMDD       DATE        Date of install                  O         O       O      O
--------------------------------------------------------------------------------------------------------------------------------
45 time_zone           3     644        XXX            CHAR(3)     i.e. PST or EST                  O         O       O      O
--------------------------------------------------------------------------------------------------------------------------------
46 utility
   reserved fields   250     647        XXX...         CHAR (25)*  Place holder for utility         O         O       O      O
                                                       10          specific values.  These are
                                                                   10 fields each 25 char in
                                                                   length
--------------------------------------------------------------------------------------------------------------------------------
47 field_collect
   reserved fields    40     897        XXX...         CHAR (10)*  The initial value for the        O         O       O      O
                                                       4           field collects. A max of 4
                                                                   field collects are possible
                                                                   each 10 chars in length
--------------------------------------------------------------------------------------------------------------------------------
48 meter_form          2     937         XX            NUMBER(2)   ELECTRIC SPECIFIC FIELD          M         M       M      M
                                                                   i.e. 2 for a 2S meter
--------------------------------------------------------------------------------------------------------------------------------
49 meter_base          1     939         X             CHAR(1)     ELECTRIC SPECIFIC FIELD          M         M       M      M
                                                                   A,S,K
--------------------------------------------------------------------------------------------------------------------------------
50 service_voltage     3     940        999            NUMBER(3)   ELECTRIC SPECIFIC FIELD          M         M       M      M
                                                                   Service voltage at a
                                                                   customer site not the
                                                                   voltage capabilities of the
                                                                   meter
--------------------------------------------------------------------------------------------------------------------------------
51 meter_test_amps     4     943        99.9           NUMBER(3,1) ELECTRIC SPECIFIC FIELD          M         M       M      M
                                                                   Current requirement for the
                                                                   testing of the meter not
                                                                   max current
--------------------------------------------------------------------------------------------------------------------------------
52 util_scaling_
   const              11     947        9999.999999    NUMBER      The scaling constant for         M(M)      M(M)    M(M)   M(M)
                                                       (10,6)      this meter. For GAS meters,
                                                                   this holds the Drive Rate
--------------------------------------------------------------------------------------------------------------------------------
53 meter_rr           10     958        XXX...         CHAR (10)   ELECTRIC SPECIFIC FIELD          M         M       M      M
                                                                   Number will be whole
                                                                   num/den i.e. 13 8/9,
                                                                   register ratio of the meter
--------------------------------------------------------------------------------------------------------------------------------
54 meter_phase         1     968        9              NUMBER(1)   ELECTRIC SPECIFIC FIELD          M         M       M      M
                                                                   Phase of the meter - 1, 3
--------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------
Copyright (C) Cellnet 2004.  All rights reserved. Page 25




--------------------------------------------------------------------------------------------------------------------------------
55 meter_wires         1     969        9              NUMBER(1)   ELECTRIC SPECIFIC FIELD          M         M       M      M
                                                                   Meter Wires i.e. 2 or 3
--------------------------------------------------------------------------------------------------------------------------------
56 meter_class         3     970        999            NUMBER(3)   ELECTRIC SPECIFIC FIELD          M         M       M      M
                                                                   Meter Class i.e. 200
--------------------------------------------------------------------------------------------------------------------------------
57 meter_mfg          10     973        XXX...         CHAR (10)   The AEP manufacturing code       M         M       M      M
                                                                   (A,D,F,G)
--------------------------------------------------------------------------------------------------------------------------------
58 meter_model        10     983        XXX...         CHAR (10)   ELECTRIC SPECIFIC FIELD          O         O       O      O
                                                                   A text description of the
                                                                   model
--------------------------------------------------------------------------------------------------------------------------------
59 meter_dials         1     993        9              NUMBER(1)   Number of dials.                 M         M       M      M
                                                                   For GAS this means how many
                                                                   digits the index has
--------------------------------------------------------------------------------------------------------------------------------
60 aep_test_code       2     994        XX             CHAR(2)     ELECTRIC SPECIFIC FIELD          M         M       M      M
                                                                   AEP test code
--------------------------------------------------------------------------------------------------------------------------------
61 meter_code         10     996        XXX...         CHAR (10)   ELECTRIC SPECIFIC FIELD          O         O       O      O
                                                                   Utility code to describe a
                                                                   meter type
--------------------------------------------------------------------------------------------------------------------------------
62 meter_kyz           1    1006        X              CHAR(1)     ELECTRIC SPECIFIC FIELD          O         O       O      O
                                                                   Y OR N indicating if the
                                                                   meter is capable of
                                                                   providing KYZ output.
--------------------------------------------------------------------------------------------------------------------------------
63 meter_pulses_rot    2    1007        99             NUMBER(2)   ELECTRIC SPECIFIC FIELD          O         O       O      O
                                                                   Number of pulses per
                                                                   rotation (for electronic
                                                                   meters)
--------------------------------------------------------------------------------------------------------------------------------
64 meter_electronic    1    1009        X              CHAR(1)     ELECTRIC SPECIFIC FIELD          M         M       M      M
                                                                   Y - Is an electronic meter
                                                                   N - Not an electronic meter
                                                                   D - If utility wishes to
                                                                       --------------------
                                                                   convert this to a DRR
                                                                   ---------------------
                                                                   account.
                                                                   -------
--------------------------------------------------------------------------------------------------------------------------------
65 meter_delta_wye     1    1010        X              CHAR(1)     ELECTRIC SPECIFIC FIELD          M         O       O      O
                                                                   D,W,N (polyphase meters are
                                                                   Delta or Wye)
--------------------------------------------------------------------------------------------------------------------------------
66 power_over_under    1    1011        X              CHAR(1)     ELECTRIC SPECIFIC FIELD          O         O       O      O
                                                                   Indicates whether power is
                                                                   supplied overhead or
                                                                   underground. O-over,
                                                                   U-under, N-Not Known
--------------------------------------------------------------------------------------------------------------------------------
67 capacity_code       6    1012        999999         NUMBER(6)   GAS SPECIFIC FIELD               M         M       M      M
                                                                   The meter size
--------------------------------------------------------------------------------------------------------------------------------
68 metering_
   technique code      1    1018        X              CHAR(1)     GAS SPECIFIC FIELD               O         O       O      O
                                                                   R-rotary D-diaphragm
                                                                   T-turbine
--------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------
Copyright (C) Cellnet 2004.  All rights reserved. Page 26





--------------------------------------------------------------------------------------------------------------------------------
69 casing_code         1    1019        X              CHAR(1)     GAS SPECIFIC FIELD               M         M       M      M
                                                                   T-Tin, A-Aluminum, S-Steel
                                                                   or I-Iron.
--------------------------------------------------------------------------------------------------------------------------------
70 purchase_year       4    1020        9999           NUMBER(4)   GAS SPECIFIC FIELD               M         M       M      M
                                                                   Purchase year of the meter
--------------------------------------------------------------------------------------------------------------------------------
71 delivery_
   pressure            6    1024        999.99         NUMBER(5,2) GAS SPECIFIC FIELD               O         O       O      O
                                                                   The pressure through the
                                                                   pipes
--------------------------------------------------------------------------------------------------------------------------------
72 delivery_
   pressure_units      3    1030        XXX            CHAR(3)     GAS SPECIFIC FIELD               O         O       O      O
                                                                   PSI-pounds per square inch
                                                                   PSF-Pounds per square foot
--------------------------------------------------------------------------------------------------------------------------------
73 temp_compensated
   _index              1    1033        X              CHAR(1)     GAS SPECIFIC FIELD:              O         O       O      O
                                                                   Compensated index,
                                                                   temperature or pressure
--------------------------------------------------------------------------------------------------------------------------------
74 meter_pressure      6    1034        999.99         NUMBER(5,2) GAS SPECIFIC FIELD               O         O       O      O
--------------------------------------------------------------------------------------------------------------------------------
75 meter pressure
   units               3    1040        XXX            CHAR(3)     GAS SPECIFIC FIELD               O         O       O      O
--------------------------------------------------------------------------------------------------------------------------------
76 transaction
   _type               1    1043        A- ADD         CHAR(1)     DBM SPECIFIC FIELD               O         M       O      M
                                        D- DELETE                  indicating the type of
                                        C- CHANGE                  transaction.
--------------------------------------------------------------------------------------------------------------------------------
77 demand_reset       14    1044        YYYYMMDD       DATE        This field needs to be           O         O       O      O
                                        HHMISS                     populated with a date value
                                                                   ONLY when the utility
                                                                   desires to reset the demand
                                                                   peak value for a meter.
                                                                   Other wise it should be
                                                                   blanks. Reset is not done
                                                                   based on a date.
--------------------------------------------------------------------------------------------------------------------------------
78 new_utility_id     25    1058        XXX...         CHAR(25)    DBM SPECIFIC FIELD. The          O         O       O      O
                                                                   changed (NEW) utility id in
                                                                   this field. Previous value
                                                                   is expected in the
                                                                   utility_id field.
--------------------------------------------------------------------------------------------------------------------------------
79 billing_cycle       3    1083        XXX            CHAR(3)     The billing cycle the route      O         O       M      O
                                                                   belongs to.
--------------------------------------------------------------------------------------------------------------------------------
80 MIU_id             20    1086        XXX...         CHAR (20)   WATER SPECIFIC FIELD             M*        M*      M*     M*
                                                                   The meter id programmed
                                                                   into the transmitting module.
                                                                   *This is MANDATORY for an
                                                                   -------------------------
                                                                   AMR water meter. It is
                                                                   ----------------
                                                                   optional for a Non-AMR meter.
--------------------------------------------------------------------------------------------------------------------------------
81 encoder_id         20    1106        XXX...         CHAR (20)   WATER SPECIFIC FIELD             O         O       O      O
                                                                   The Id of encoder
--------------------------------------------------------------------------------------------------------------------------------
82 meter_size         10    1126        XXX...         CHAR (10)   WATER SPECIFIC FIELD             M         M       M      M
                                                                   Size of the meter
--------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------
Copyright (C) Cellnet 2004.  All rights reserved. Page 27





--------------------------------------------------------------------------------------------------------------------------------
83 customer_phone
   _no.               15    1136        XXX...         CHAR (15)   WATER SPECIFIC FIELD             O         O       O      O
                                                                   Service Phone no.
--------------------------------------------------------------------------------------------------------------------------------
84 lp_frequency        1    1151        X              CHAR(1)     FOR LOAD PROFILE METERS.         O         O       O      O
                                                                   VALID VALUES ARE (M)ONTHLY,
                                                                   (D)AILY OR NULL.
--------------------------------------------------------------------------------------------------------------------------------

CUSTOMER INFORMATION RECORD LENGTH = 1151

----------------------------------------------------------------------
Copyright (C) Cellnet 2004.  All rights reserved. Page 28

5.3. POST INSTALLATION SERVICE ORDER

Creator       : Cellnet
Input         : Changeout information from RIMS
File Name     : post.install.eg (for electric and gas), post.install.water
                (for water meters)
Timing        : TBD
Error File    : post.install.eg.rej, post.install.water.rej (Created by utility)
Timing        : TBD
Frequency     : 7 Days a week

Each day, Cellnet sends a post installation file to the utility, indicating the meter changeouts that have been completed. Depending on the timing of the file creation, it will contain meter changeouts either from today or the previous working day or a combination of both. The closing meter reads reported in the file have already been verified by the cross-dock. The meter installer records the closing read from the meter while in the field, and a person in the cross-dock independently reads the meter.

When the utility processes the file, any records that fail validation can be reported in the reject file. Closing reads outside a high/low check or an exception with the old or new meter number can cause rejects. Rejected records must include the reason the record was rejected. Usually the reject reason is appended to the end of the record provided by Cellnet and sent back to Cellnet. Cellnet processes will verify the reject records sent by the utility rectify errors if any and resend the record in the next day's file, with the verified flag set.

If there is a case where two electric meters are being replaced by one meter, as can be the case when a multi-function meter is installed, the post install file will contain two records, one for each of the two removed meters. The socket in which the new Cellnet meter is fitted shall have a post-install record, which includes the new meter identifier while the record for the other meter will have a new meter identifier of all blanks.

Data from probed electric meters is not handled through this process. Probed electric meters can either be handled completely through the utility process, or the Cellnet process can be used except for obtaining the probed data from the old meter or recorder. In the latter case, the post install record will include all readings that are obtained from the face of the meter. The installer could have a utility handheld to obtain the probed data as a "pickup" read.

The first time the post install records are sent, they are already verified and checked by RIMS before the data is sent to the utility. The Verified flag will still be set to a `N' the first time. If the utility rejects the post install record, further validation is done by retrieving the digital image stored in the RIMS database. The record is resent with the verified flag set to a `Y'. The utility cannot reject the records for the second time.

Any customer specific information passed in the first 5-util_extra fields in the Pre Install interface is returned via Post Install. Also, this interface will provide up to 4 field-collected values, collected during the time of installation by the installer. For example, the utility might want to collect the "Corrosion State" of a gas or a water meter.

----------------------------------------------------------------------
Copyright (C) Cellnet 2004.  All rights reserved. Page 29

POST INSTALL FILE LAYOUT FOR ELECTRIC AND GAS METERS
----------------------------------------------------

NOTE:
-----
1. Each Numeric column (NUMBER) should be left padded with zeroes.
2. Each Character column (CHAR) should be right padded with spaces.
3. DATE field should be in the format shown in the file layout.

M - MANDATORY
O - OPTIONAL

-------------------------------------------------------------------------------------------------------------------
#                FIELD        SIZE     START      FTI               DATA              DESCRIPTION            M/O
                                        POS      FORMAT             TYPE
-------------------------------------------------------------------------------------------------------------------
1       service_type            1        1       X                 CHAR(1)         E,G                        M
-------------------------------------------------------------------------------------------------------------------
2       install_time           14        2       YYYYMMDD          DATE            the date and time of       M
                                                 HHMISS                            install
-------------------------------------------------------------------------------------------------------------------
3       installer_id           10       16       XXX...            CHAR(10)        The installer              M
                                                                                   Identifier
-------------------------------------------------------------------------------------------------------------------
4       new_meter_id           20       26       XXX...            CHAR (20)       The id of the new          M
                                                                                   meter installed
-------------------------------------------------------------------------------------------------------------------
5       expected_old_meter_id  20       46       XXX...            CHAR (20)       The expected id of the     M
                                                                                   old meter removed
-------------------------------------------------------------------------------------------------------------------
6       old_meter_id           20       66       XXX...            CHAR (20)       The actual id of the       M
                                                                                   old meter removed
-------------------------------------------------------------------------------------------------------------------
7       closing_cum             8       86       99999999          NUMBER(8)       The closing cumulative     M
                                                                                   value
-------------------------------------------------------------------------------------------------------------------
8       closing_demand          7       94       999.999           NUMBER(6,3)     The closing demand         O
                                                                                   value
-------------------------------------------------------------------------------------------------------------------
9       closing_tou1_cum        8      101       99999999          NUMBER(8)       The closing read for       O
                                                                                   tou bin 1 cumulative
-------------------------------------------------------------------------------------------------------------------
10      closing_tou2_cum        8      109       99999999          NUMBER(8)       The closing read for       O
                                                                                   tou bin 2 cumulative
-------------------------------------------------------------------------------------------------------------------
11      closing_tou3_cum        8      117       99999999          NUMBER(8)       The closing read for       O
                                                                                   tou bin 3 cumulative
-------------------------------------------------------------------------------------------------------------------
12      closing_tou4_cum        8      125       99999999          NUMBER(8)       The closing read for       O
                                                                                   tou bin 4 cumulative
-------------------------------------------------------------------------------------------------------------------
13      closing_tou1_dem        7      133       999.999           NUMBER(6,3)     The closing read for       O
                                                                                   tou bin 1 demand
-------------------------------------------------------------------------------------------------------------------
14      closing_tou2_dem        7      140       999.999           NUMBER(6,3)     The closing read for       O
                                                                                   tou bin 2 demand
-------------------------------------------------------------------------------------------------------------------
15      closing_tou3_dem        7      147       999.999           NUMBER(6,3)     The closing read for       O
                                                                                   tou bin 3 demand
-------------------------------------------------------------------------------------------------------------------
16      closing_tou4_dem        7      154       999.999           NUMBER(6,3)     The closing read for       O
                                                                                   tou bin 4 demand
-------------------------------------------------------------------------------------------------------------------
17      closing_kvarh           8      161       99999999          NUMBER(8)       The closing KVARH value    O
-------------------------------------------------------------------------------------------------------------------
18      opening_read            8      169       9999              NUMBER(8)       The opening read (not      M
                                                                                   always 0)
-------------------------------------------------------------------------------------------------------------------
19      multiplier              7      177       9999999           NUMBER(7)       The old meter              O
                                                                                   multiplier
-------------------------------------------------------------------------------------------------------------------
20      util_extra_1           25      184       XXX...            CHAR (25)       Utility specific value     O
                                                                                   passed in Pre Install
-------------------------------------------------------------------------------------------------------------------
21      util_extra_2           25      209       XXX...            CHAR (25)       Utility specific value     O
                                                                                   passed in Pre Install
-------------------------------------------------------------------------------------------------------------------
22      util_extra_3           25      234       XXX...            CHAR (25)       Utility specific value     O
                                                                                   passed in Pre Install
-------------------------------------------------------------------------------------------------------------------
23      util_extra_4           25      259       XXX...            CHAR (25)       Utility specific value     O
                                                                                   passed in Pre Install
-------------------------------------------------------------------------------------------------------------------
24      util_extra_5           25      284       XXX...            CHAR (25)       Utility specific value     O
                                                                                   passed in Pre Install
-------------------------------------------------------------------------------------------------------------------
25      utility_id             25      309       XXX...            CHAR (25)       The account or socket      M
                                                                                   point
-------------------------------------------------------------------------------------------------------------------
26      dials                   1      334       9                 NUMBER(1)       The number of dials on     O
                                                                                   the new meter
-------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------
Copyright (C) Cellnet 2004.  All rights reserved. Page 30




-------------------------------------------------------------------------------------------------------------------
27      field_collect_1        10      335       XXX...            CHAR (10)       The field collected        O
                                                                                   value
-------------------------------------------------------------------------------------------------------------------
28      field_collect_2        10      345       XXX...            CHAR (10)       The field collected        O
                                                                                   value
-------------------------------------------------------------------------------------------------------------------
29      field_collect_3        10      355       XXX...            CHAR (10)       The field collected        O
                                                                                   value
-------------------------------------------------------------------------------------------------------------------
30      field_collect_4        10      365       XXX...            CHAR (10)       The field collected        O
                                                                                   value
-------------------------------------------------------------------------------------------------------------------
31      verified                1      375       Y or N            CHAR(1)         Indicates if this          O
                                                                                   changeout has been
                                                                                   verified by Cellnet
                                                                                   (Y/N)
-------------------------------------------------------------------------------------------------------------------
32      error string           80      376       XXX...            CHAR(80)        Any error due to           O
                                                                                   Utility's validations
-------------------------------------------------------------------------------------------------------------------
POST INSTALL FOR ELECTRIC & GAS RECORD LENGTH = 455

----------------------------------------------------------------------
Copyright (C) Cellnet 2004.  All rights reserved. Page 31

WATER SPECIFIC INFORMATION
--------------------------

There are three separate units involved in the changeout process of a water meter -

DEVICE IDENTIFIER

Identifier of the actual water meter (could be the meter serial number appended with the meter manufacturer).

MIU IDENTIFIER

This is the value that is programmed into the transmitting module as the meter_id. The transmitting module among other things transmits a meter_id and a module_id. For an electric or a gas meter, the meter_id value programmed into the module is the actual meter serial number of the meter appended to the meter manufacturer code. However, for a water meter, the serial number of the meter that the module will be married to is unknown until the meter has been visited. For this reason, the manufacturing factory programs the module_id into the module_id field and the module_id pre-fixed with zeroes into the meter_id field. For example,

Module Id = 1234567
MIU Id    = 0001234567

In the above example, note that the module_id has been prefixed with three leading zeroes to make it ten digits long.

ENCODER IDENTIFIER

Identifier of the encoder attached to the physical meter.

POST INSTALL FILE LAYOUT FOR WATER METERS
-----------------------------------------

NOTE:
-----
1. Each Numeric column (NUMBER) should be left padded with zeroes.
2. Each Character column (CHAR) should be right padded with spaces.
3. DATE field should be in the format shown in the file layout.

M - MANDATORY
O - OPTIONAL

------------------------------------------------------------------------------------------------------------------
 #            FIELD            SIZE   START         FORMAT           DATA              DESCRIPTION           M/O
                               POS                                   TYPE
------------------------------------------------------------------------------------------------------------------
 1    service_type               1       1       X                 CHAR (1)        W - Water                  M
------------------------------------------------------------------------------------------------------------------
 2    install_time              14       2       YYYYMMDD          DATE            The date and the time      M
                                                 HHMISS                            of install
------------------------------------------------------------------------------------------------------------------
 3    installer_id              10      16       XXX....           CHAR (10)       The installer identifier   M
------------------------------------------------------------------------------------------------------------------
 4    new_meter_id              20      26       XXX....           CHAR (20)       The device id of the       M
                                                                                   new meter installed
------------------------------------------------------------------------------------------------------------------
 5    expected_old_meter_id     20      46       XXX....           CHAR (20)       The expected device        M
                                                                                   id of the old meter
                                                                                   removed
------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------
Copyright (C) Cellnet 2004.  All rights reserved. Page 32




------------------------------------------------------------------------------------------------------------------
 6    old_meter_id              20      66       XXX....           CHAR (20)       The actual device id       M
                                                                                   of the old meter
                                                                                   removed
------------------------------------------------------------------------------------------------------------------
 7    new_miu_id                20      86       XXX....           CHAR (20)       The id programmed into     O
                                                                                   the module as meter_id
                                                                                   for the newly
                                                                                   installed module.
------------------------------------------------------------------------------------------------------------------
 8    expected_old_miu_id       20     106       XXX....           CHAR (20)       The expected id            O
                                                                                   programmed into the
                                                                                   module as meter_id for
                                                                                   the old module.
------------------------------------------------------------------------------------------------------------------
 9    old_miu_id                20     126       XXX....           CHAR (20)       The actual id              O
                                                                                   programmed into the
                                                                                   module as meter_id for
                                                                                   the old module.
------------------------------------------------------------------------------------------------------------------
10    new_encoder_id            20     146       XXX....           CHAR (20)       The id of the new          O
                                                                                   encoder installed
------------------------------------------------------------------------------------------------------------------
11    expected_encoder_id       20     166       XXX....           CHAR (20)       The expected id of        O
                                                                                   the old encoder
------------------------------------------------------------------------------------------------------------------
12    old_encoder_id            20     186       XXX....           CHAR (20)       The actual id of the       O
                                                                                   old encoder removed
------------------------------------------------------------------------------------------------------------------
13    closing_cum                8     206       99999999          NUMBER (8)      The closing cumulative     M
                                                                                   read
------------------------------------------------------------------------------------------------------------------
14    closing_demand             7     214       999.999           NUMBER (6,3)    The closing demand read    O
------------------------------------------------------------------------------------------------------------------
15    closing_tou1_cum           8     221       99999999          NUMBER (8)      The closing read for       O
                                                                                   tou bin 1 cumulative
------------------------------------------------------------------------------------------------------------------
16    closing_tou2_cum           8     229       99999999          NUMBER (8)      The closing read for       O
                                                                                   tou bin 2 cumulative
------------------------------------------------------------------------------------------------------------------
17    closing_tou3_cum           8     237       99999999          NUMBER (8)      The closing read for       O
                                                                                   tou bin 3 cumulative
------------------------------------------------------------------------------------------------------------------
18    closing_tou4_cum           8     245       99999999          NUMBER (8)      The closing read for       O
                                                                                   tou bin 4 cumulative
------------------------------------------------------------------------------------------------------------------
19    closing_tou1_dem           7     253       999.999           NUMBER (6,3)    The closing read for       O
                                                                                   tou bin 1 demand
------------------------------------------------------------------------------------------------------------------
20    closing_tou2_dem           7     260       999.999           NUMBER (6,3)    The closing read for       O
                                                                                   tou bin 2 demand
------------------------------------------------------------------------------------------------------------------
21    closing_tou3_dem           7     267       999.999           NUMBER (6,3)    The closing read for       O
                                                                                   tou bin 3 demand
------------------------------------------------------------------------------------------------------------------
22    closing_tou4_dem           7     274       999.999           NUMBER (6,3)    The closing read for       O
                                                                                   tou bin 4 demand
------------------------------------------------------------------------------------------------------------------
23    opening_read               8     281       99999999          NUMBER (8)      The opening read (Not      M
                                                                                   always 0)
------------------------------------------------------------------------------------------------------------------
24    multiplier                 7     289       9999999           NUMBER (7)      The old meter              O
                                                                                   multiplier
------------------------------------------------------------------------------------------------------------------
25    util_extra_1              25     296       XXX....           CHAR (25)       Utility specific value     O
                                                                                   passed in Pre Install
------------------------------------------------------------------------------------------------------------------
26    util_extra_2              25     321       XXX....           CHAR (25)       Utility specific value     O
                                                                                   passed in Pre Install
------------------------------------------------------------------------------------------------------------------
27    util_extra_3              25     346       XXX....           CHAR (25)       Utility specific value     O
                                                                                   passed in Pre Install
------------------------------------------------------------------------------------------------------------------
28    util_extra_4              25     371       XXX....           CHAR (25)       Utility specific value     O
                                                                                   passed in Pre Install
------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------
Copyright (C) Cellnet 2004.  All rights reserved. Page 33




------------------------------------------------------------------------------------------------------------------
29    util_extra_5              25     396       XXX....           CHAR (25)       Utility specific value     O
                                                                                   passed in Pre Install
------------------------------------------------------------------------------------------------------------------
30    utility_id                25     421       XXX....           CHAR (25)       The account or socket      M
                                                                                   point
------------------------------------------------------------------------------------------------------------------
31    dials                      1     446       X                 NUMBER (1)      The number of dials on     O
                                                                                   new meter
------------------------------------------------------------------------------------------------------------------
32    field_collect_1           10     447       XXX....           CHAR (10)       The field collected        O
                                                                                   value
------------------------------------------------------------------------------------------------------------------
33    field_collect_2           10     457       XXX....           CHAR (10)       The field collected        O
                                                                                   value
------------------------------------------------------------------------------------------------------------------
34    field_collect_3           10     467       XXX....           CHAR (10)       The field collected        O
                                                                                   value
------------------------------------------------------------------------------------------------------------------
35    field_collect_4           10     477       XXX....           CHAR (10)       The field collected        O
                                                                                   value
------------------------------------------------------------------------------------------------------------------
36    verified                   1     487       X                 CHAR (1)        Indicates whether this     O
                                                                                   change out was
                                                                                   verified by Cellnet
                                                                                   (Y/N)
------------------------------------------------------------------------------------------------------------------
37    error_string              80     488       XXX....           CHAR (80)       Any error's due to         O
                                                                                   utility's validations
------------------------------------------------------------------------------------------------------------------
38    filler                    40     568                                         spaces for the future      O
                                                                                   file format changes
------------------------------------------------------------------------------------------------------------------
39    filler                    40     608                                         spaces for the future      O
                                                                                   file format changes
------------------------------------------------------------------------------------------------------------------
40    filler                    40     648                                         spaces for the future      O
                                                                                   file format changes
------------------------------------------------------------------------------------------------------------------
POST INSTALL FOR WATER RECORD LENGTH = 687

----------------------------------------------------------------------
Copyright (C) Cellnet 2004.  All rights reserved. Page 34

5.5. METER READS REPORT


Creator           : Cellnet
Input             : Utility billing requirements
File Name         : meter.reads
Timing            : TBD
Frequency         : Daily
Timing            : TBD

Each day, Cellnet's meter read collection application populates OCDB with one meter read for each discovered meter on the network. Meters whose scheduled consumption readings for monthly billing cycle are manually read will also be populated in OCDB. All the reads are available to the utility in file format described below.

This interface will support delivery of both daily meter reads and scheduled consumption readings for monthly billing cycle. Also, if desired, Utility can get a separate billing file and a separate daily file. A trailer record will be created at the end for each day. This will basically be used to signal the end of the batch and a check for the number of records received in the batch.

Check the table on Page 21 for the different rates supported by Cellnet. The number of records per meter in the read file will depend upon the rate the meter is on. The table below shows the number of records per meter that will appear in the read file, for each rate.

NOTE
----

The record format shown below for Time Of Use meters is an example of a two
                                                                        ---
period time of use meter, i.e. we have shown below a meter which is tracking
------------------------
usage across two time bins in a 24 hour period. The descriptions for each bin are utility specific. For example, in the lay out shown below, we have described the FIRST BIN AS OFF PEAK and the SECOND BIN AS ON PEAK. This could vary from utility to utility. Cellnet can track up to a maximum of four bins in a 24-hour period. The utility has the option to decide on the naming convention of each bin.

If the read data is monthly demand peak (KW or KVAR) or daily demand peak (KW or KVAR), then the Read Description is prefixed with `M' or `D' respectively.

Utility can also have the on peaks, off peaks and any other bins printed in the order they desire. In the example shown below, we are printing the on peak followed by off peak.

                              Propriety Notice
            This information is Confidential Property of Cellnet
 Do not use, disclose or reproduce without the prior permission from Cellnet

 NOTE
 ----

          -   In the READ TYPE column, `B' stands for scheduled consumption
                     ---------
              reads for monthly Billing and `D' stands for Daily meter
              reads.
          -   The application can create two types of files - billing file
                                                              ------------
              and/or a daily file. In the billing file, the read type is
                       ----------
              always a `B'. However, in the daily file, it can be `D' or `B'. In the daily file, all reads are marked as `D', except for those meters whose read date (this is the billing cycle read date defined and stored in OCDB based on the read schedule) happens to be the file creation date. For such meters, the read type is `B'.
          -   READ DESCRIPTION column, `*' denotes the bin descriptions
              ----------------
              provided by the utility. The description is prefixed with a `D' or `M', denoting a MONTHLY VALUE or a DAILY VALUE, respectively.
          -   In the TIME STAMP column, `**' denotes that either "READ_TIME
                     ----------
              of the cumulative read" or "DAILY PEAK TIME" is provided in the file. It is for the utility to choose what time stamp they would like to see printed in the file.

================================================================================================================
NO          READING      READ          READ             OCDB COLUMN NAME        TIME STAMP IN READ FILE
            UNIT      DESCRIPTION      TYPE                                     (OCDB FIELD)
================================================================================================================
                                                CUM - DAILY FILE
----------------------------------------------------------------------------------------------------------------
 1.         KWH          CUM           B/D              cum_read                Cumulative read time (read_time)

----------------------------------------------------------------------------------------------------------------
                                               CUM - BILLING FILE
----------------------------------------------------------------------------------------------------------------
 1.         KWH          CUM           B                cum_read                Cumulative read time (read_time)

----------------------------------------------------------------------------------------------------------------
                                               DEM - DAILY FILE
----------------------------------------------------------------------------------------------------------------
 1.         KWH          CUM           B/D              cum_read                Cumulative read time (read_time)

----------------------------------------------------------------------------------------------------------------
 2.         KW           DDEM          B/D              daily_peak_dem          Daily peak time (daily_peak_time)

----------------------------------------------------------------------------------------------------------------
 3.         KW           MDEM          B/D              demand_peak             Cumulative read time (read_time)

----------------------------------------------------------------------------------------------------------------
 4.         KWH          DMS           B/D              demand_missing          Cumulative read time (read_time)

----------------------------------------------------------------------------------------------------------------
                                               DEM - BILLING FILE
----------------------------------------------------------------------------------------------------------------
 1.         KWH          CUM           B                cum_read                Cumulative read time (read_time)

----------------------------------------------------------------------------------------------------------------
 2.         KW           MDEM          B                demand_peak             Cumulative read time / Monthly
                                                                                peak time ( read_time/
                                                                                daily_peak_time) **

----------------------------------------------------------------------------------------------------------------
 3.         KWH          DMS           B                demand_missing          Cumulative read time (read_time)

----------------------------------------------------------------------------------------------------------------
                                            TOU - DAILY FILE (2 BINS)
----------------------------------------------------------------------------------------------------------------
 1.         KWH          CUM           B/D              cum_read                Cumulative read time (read_time)

----------------------------------------------------------------------------------------------------------------
 2.         KWH          TMS           B/D              tou_missing             Cumulative read time (read_time)

----------------------------------------------------------------------------------------------------------------
 3.         KWH          OFFPEAK*      B/D              tou_bin1_cum            Cumulative read time (read_time)

----------------------------------------------------------------------------------------------------------------
 4.         KWH          ONPEAK*       B/D              tou_bin2_cum            Cumulative read time (read_time)
================================================================================================================

                              Propriety Notice
            This information is Confidential Property of Cellnet
 Do notuse, disclose or reproduce without the prior permission from Cellnet





====================================================================================================================
                                            TOU - BILLING FILE (2 BINS)
--------------------------------------------------------------------------------------------------------------------
1.          KWH          CUM           B                cum_read                Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
2.          KWH          TMS           B                tou_missing             Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
3.          KWH          OFFPEAK*      B                tou_bin1_cum            Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
4.          KWH          ONPEAK*       B                tou_bin2_cum            Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
                                            TDM - DAILY FILE (2 BINS)
--------------------------------------------------------------------------------------------------------------------
1.          KWH          CUM           B/D              cum_read                Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
2.          KWH          DMS           B/D              demand_missing          Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
3.          KWH          TMS           B/D              tou_missing             Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
4.          KWH          OFFPEAK*      B/D              tou_bin1_cum            Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
5.          KWH          ONPEAK*       B/D              tou_bin2_cum            Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
6.          KW           MOFFPEAK*     B/D              tou_bin1_dem            Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
7.          KW           MONPEAK*      B/D              tou_bin2_dem            Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
8.          KW           DOFFPEAK*     B/D              tou_bin1_daily_dem      Daily peak time in first bin
                                                                                (tou_bin1_daily_time)
--------------------------------------------------------------------------------------------------------------------
9.          KW           DONPEAK*      B/D              tou_bin2_daily_dem      Daily peak time in second bin
                                                                                (tou_bin2_daily_time)
--------------------------------------------------------------------------------------------------------------------
                                            TDM - BILLING FILE (2 BINS)
--------------------------------------------------------------------------------------------------------------------
1.          KWH          CUM           B                cum_read                Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
2.          KWH          DMS           B                demand_missing          Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
3.          KWH          TMS           B                tou_missing             Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
4.          KWH          OFFPEAK*      B                tou_bin1_cum            Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
5.          KWH          ONPEAK*       B                tou_bin2_cum            Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
6.          KW           MOFFPEAK*     B                tou_bin1_dem            Cumulative read time / Monthly
                                                                                peak time in first bin
                                                                                (read_time/ tou_bin1_daily_time) **
--------------------------------------------------------------------------------------------------------------------
7.          KW           MONPEAK*      B                tou_bin2_dem            Cumulative read time / Monthly
                                                                                peak time in second bin
                                                                                (read_time/ tou_bin2_daily_time) **
--------------------------------------------------------------------------------------------------------------------
                                                 KVR - DAILY FILE
--------------------------------------------------------------------------------------------------------------------
1.          KVARH        CUM           B/D              kvar_read               Cumulative read time (read_time)
====================================================================================================================

                              Propriety Notice
            This information is Confidential Property of Cellnet
 Do notuse, disclose or reproduce without the prior permission from Cellnet






====================================================================================================================
                                                KVR - BILLING FILE
--------------------------------------------------------------------------------------------------------------------
1.          KVARH        CUM           B                kvar_read               Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
                                                 KVD - DAILY FILE
--------------------------------------------------------------------------------------------------------------------
1.          KVARH        CUM           B/D              kvar_read               Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
2.          KVAR         MDEM          B/D              kvar_peak               Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
3.          KVAR         DDEM          B/D              daily_peak_kvar         Daily kvar peak time
                                                                                (daily_peak_kvar_time)
--------------------------------------------------------------------------------------------------------------------
4.          KVARH        KMS           B/D              kvar_missing            Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
                                                KVD - BILLING FILE
--------------------------------------------------------------------------------------------------------------------
1.          KVARH        CUM           B                kvar_read               Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
2.          KVAR         MDEM          B                kvar_peak               Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
3.          KVARH        KMS           B                kvar_missing            Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
                                                CUK - DAILY FILE
--------------------------------------------------------------------------------------------------------------------
1.          KWH          CUM           B/D              cum_read                Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
2.          KVARH        CUM           B/D              kvarh_read              Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
                                               CUK - BILLING FILE
--------------------------------------------------------------------------------------------------------------------
1.          KWH          CUM           B                cum_read                Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
2.          KVARH        CUM           B                kvarh_read              Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
                                                CUD - DAILY FILE
--------------------------------------------------------------------------------------------------------------------
1.          KWH          CUM           B/D              cum_read                Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
2.          KVARH        CUM           B/D              kvarh_read              Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
3.          KVAR         MDEM          B/D              kvar_peak               Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
4.          KVAR         DDEM          B/D              daily_peak_kvar         Daily kvar peak time
                                                                                (daily_peak_kvar_time)
--------------------------------------------------------------------------------------------------------------------
5.          KVARH        KMS           B/D              kvar_missing            Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
                                               CUD - BILLING FILE
--------------------------------------------------------------------------------------------------------------------
1.          KWH          CUM           B                cum_read                Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
2.          KVARH        CUM           B                kvarh_read              Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
3.          KVAR         MDEM          B                kvar_peak               Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
4.          KVARH        KMS           B                kvar_missing            Cumulative read time (read_time)
====================================================================================================================

                              Propriety Notice
            This information is Confidential Property of Cellnet
 Do not use, disclose or reproduce without the prior permission from Cellnet




====================================================================================================================
                                               DEK - DAILY FILE
--------------------------------------------------------------------------------------------------------------------
1.          KWH          CUM           B/D              cum_read                Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
2.          KW           DDEM          B/D              daily_peak_dem          Daily peak time (daily_peak_time)
--------------------------------------------------------------------------------------------------------------------
3.          KW           MDEM          B/D              demand_peak             Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
4.          KWH          DMS           B/D              demand_missing          Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
5.          KVARH        CUM           B/D              kvarh_read              Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
                                              DEK - BILLING FILE
--------------------------------------------------------------------------------------------------------------------
1.          KWH          CUM           B                cum_read                Cumulative read time (read_time)

--------------------------------------------------------------------------------------------------------------------
2.          KW           MDEM          B                demand_peak             Cumulative read time /
                                                                                Monthly peak time (read_time/
                                                                                daily_peak_time) **
--------------------------------------------------------------------------------------------------------------------
3.          KWH          DMS           B                demand_missing          Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
4.          KVARH        CUM           B                kvarh_read              Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
                                              DED - DAILY FILE
--------------------------------------------------------------------------------------------------------------------
1.          KWH          CUM           B/D              cum_read                Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
2.          KW           DDEM          B/D              daily_peak_dem          Daily peak time (daily_peak_time)
--------------------------------------------------------------------------------------------------------------------
3.          KW           MDEM          B/D              demand_peak             Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
4.          KWH          DMS           B/D              demand_missing          Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
5.          KVARH        CUM           B/D              kvarh_read              Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
6.          KVAR         MDEM          B/D              kvar_peak               Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
7.          KVAR         DDEM          B/D              daily_peak_kvar         Daily kvar peak time
                                                                                (daily_peak_kvar_time)
--------------------------------------------------------------------------------------------------------------------
8.          KVARH        KMS           B/D              kvar_missing            Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
                                              DED - BILLING FILE
--------------------------------------------------------------------------------------------------------------------
1.          KWH          CUM           B                cum_read                Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
2.          KW           MDEM          B                demand_peak             Cumulative read time /
                                                                                Monthly peak time (read_time/
                                                                                daily_peak_time) **
--------------------------------------------------------------------------------------------------------------------
3.          KWH          DMS           B                demand_missing          Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
4.          KVARH        CUM           B                kvarh_read              Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
5.          KVAR         MDEM          B                kvar_peak               Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
6.          KVARH        KMS           B                kvar_missing            Cumulative read time (read_time)
====================================================================================================================

                              Propriety Notice
            This information is Confidential Property of Cellnet
 Do not use, disclose or reproduce without the prior permission from Cellnet




====================================================================================================================
                                           TOK - DAILY FILE (2 BINS)
--------------------------------------------------------------------------------------------------------------------
1.          KWH          CUM           B/D              cum_read                Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
2.          KWH          TMS           B/D              tou_missing             Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
3.          KWH          OFFPEAK*      B/D              tou_bin1_cum            Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
4.          KWH          ONPEAK*       B/D              tou_bin2_cum            Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
5.          KVARH        CUM           B/D              kvarh_read              Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
                                           TOK - BILLING FILE (2 BINS)
--------------------------------------------------------------------------------------------------------------------
1.          KWH          CUM           B                cum_read                Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
2.          KWH          TMS           B                tou_missing             Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
3.          KWH          OFFPEAK*      B                tou_bin1_cum            Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
4.          KWH          ONPEAK*       B                tou_bin2_cum            Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
5.          KVARH        CUM           B                kvarh_read              Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
                                           TOD - DAILY FILE (2 BINS)
--------------------------------------------------------------------------------------------------------------------
1.          KWH          CUM           B/D              cum_read                Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
2.          KWH          TMS           B/D              tou_missing             Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
3.          KWH          OFFPEAK*      B/D              tou_bin1_cum            Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
4.          KWH          ONPEAK*       B/D              tou_bin2_cum            Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
5.          KVARH        CUM           B/D              Kvarh_read              Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
6.          KVAR         MDEM          B/D              kvar_peak               Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
7.          KVAR         DDEM          B/D              daily_peak_kvar         Daily kvar peak time
                                                                                (daily_peak_kvar_time)
--------------------------------------------------------------------------------------------------------------------
8.          KVARH        KMS           B/D              kvar_missing            Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
                                           TOD - BILLING FILE (2 BINS)
--------------------------------------------------------------------------------------------------------------------
1.          KWH          CUM           B                cum_read                Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
2.          KWH          TMS           B                tou_missing             Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
3.          KWH          OFFPEAK*      B                tou_bin1_cum            Cumulative read time (read_time)
====================================================================================================================

                              Propriety Notice
            This information is Confidential Property of Cellnet
 Do not use, disclose or reproduce without the prior permission from Cellnet


====================================================================================================================
4.          KWH          ONPEAK*       B                tou_bin2_cum            Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
5.          KVARH        CUM           B                kvarh_read              Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
6.          KVAR         MDEM          B                kvar_peak               Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
7.          KVARH        KMS           B                kvar_missing            Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
                                           TDV - DAILY FILE (2 BINS)
--------------------------------------------------------------------------------------------------------------------
1.          KWH          CUM           B/D              cum_read                Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
2.          KWH          DMS           B/D              demand_missing          Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
3.          KWH          TMS           B/D              tou_missing             Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
4.          KWH          OFFPEAK*      B/D              tou_bin1_cum            Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
5.          KWH          ONPEAK*       B/D              tou_bin2_cum            Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
6.          KW           DOFFPEAK*     B/D              tou_bin1_daily_dem      Daily peak time in first bin
                                                                                (tou_bin1_daily_time)
--------------------------------------------------------------------------------------------------------------------
7.          KW           DONPEAK*      B/D              tou_bin2_daily_dem      Daily peak time in second bin
                                                                                (tou_bin2_daily_time)
--------------------------------------------------------------------------------------------------------------------
8.          KW           MOFFPEAK*     B/D              tou_bin1_dem            Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
9.          KW           MONPEAK*      B/D              tou_bin2_dem            Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
10.         KVARH        CUM           B/D              kvarh_read              Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
                                           TDV - BILLING FILE (2 BINS)
--------------------------------------------------------------------------------------------------------------------
1.          KWH          CUM           B                cum_read                Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
2.          KWH          DMS           B                demand_missing          Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
3.          KWH          TMS           B                tou_missing             Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
4.          KWH          OFFPEAK*      B                tou_bin1_cum            Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
5.          KWH          ONPEAK*       B                tou_bin2_cum            Cumulative read time (read_time)
6.          KW           MOFFPEAK*     B                tou_bin1_dem            Cumulative read time /
                                                                                Monthly peak time in
                                                                                first bin (read_time/
                                                                                tou_bin1_daily_time) **
--------------------------------------------------------------------------------------------------------------------
7.          KW           MONPEAK*      B                tou_bin2_dem            Cumulative read time /
                                                                                Monthly peak time in
                                                                                second bin (read_time/
                                                                                tou_bin2_daily_time) **
--------------------------------------------------------------------------------------------------------------------
8.          KVARH        CUM           B                kvarh_read              Cumulative read time (read_time)
====================================================================================================================

                              Propriety Notice
            This information is Confidential Property of Cellnet
 Do not use, disclose or reproduce without the prior permission from Cellnet




====================================================================================================================
                                           TDD - DAILY FILE (2 BINS)
--------------------------------------------------------------------------------------------------------------------
1.          KWH          CUM           B/D              cum_read                Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
2.          KWH          DMS           B/D              demand_missing          Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
3.          KWH          TMS           B/D              tou_missing             Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
4.          KWH          OFFPEAK*      B/D              tou_bin1_cum            Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
5.          KWH          ONPEAK*       B/D              tou_bin2_cum            Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
6.          KW           DOFFPEAK*     B/D              tou_bin1_daily_dem      Daily peak time in first bin
                                                                                (tou_bin1_daily_time)
--------------------------------------------------------------------------------------------------------------------
7.          KW           DONPEAK*      B/D              tou_bin2_daily_dem      Daily peak time in second bin
                                                                                (tou_bin2_daily_time)
--------------------------------------------------------------------------------------------------------------------
8.          KW           MOFFPEAK*     B/D              tou_bin1_dem            Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
9.          KW           MONPEAK*      B/D              tou_bin2_dem            Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
10.         KVARH        CUM           B/D              kvarh_read              Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
11.         KVAR         MDEM          B/D              kvar_peak               Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
12.         KVAR         DDEM          B/D              daily_peak_kvar         Daily kvar peak time
                                                                                (daily_peak_kvar_time)
--------------------------------------------------------------------------------------------------------------------
13.         KVARH        KMS           B/D              kvar_missing            Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
                                           TDD - BILLING FILE (2 BINS)
--------------------------------------------------------------------------------------------------------------------
1.          KWH          CUM           B                cum_read                Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
2.          KWH          DMS           B                demand_missing          Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
3.          KWH          TMS           B                tou_missing             Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
4.          KWH          OFFPEAK*      B                tou_bin1_cum            Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
5.          KWH          ONPEAK*       B                tou_bin2_cum            Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
6.          KW           MOFFPEAK*     B                tou_bin1_dem            Cumulative read time /
                                                                                Monthly peak time in first bin
                                                                                (read_time/ tou_bin1_daily_time) **
--------------------------------------------------------------------------------------------------------------------
7.          KW           MONPEAK*      B                tou_bin2_dem            Cumulative read time /
                                                                                Monthly peak time in second bin
                                                                                (read_time/ tou_bin2_daily_time) **
--------------------------------------------------------------------------------------------------------------------
8.          KVARH        CUM           B                kvarh_read              Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
9.          KVAR         MDEM          B                kvar_peak               Cumulative read time (read_time)
--------------------------------------------------------------------------------------------------------------------
10.         KVARH        KMS           B                kvar_missing            Cumulative read time (read_time)
====================================================================================================================

                              Propriety Notice
            This information is Confidential Property of Cellnet
 Do not use, disclose or reproduce without the prior permission from Cellnet

STANDARD READ DESCRIPTION VALUES IN THE ABOVE TABLE

--------------------------------------------------------------------------------------
READ DESCRIPTION  DESCRIPTION
--------------------------------------------------------------------------------------
CUM               This values in the read record indicates the cumulative consumption
--------------------------------------------------------------------------------------
MDEM              This value indicates the monthly demand peak
--------------------------------------------------------------------------------------
DDEM              This value indicates the daily demand peak
--------------------------------------------------------------------------------------
TMS               This value indicates time of use missing
--------------------------------------------------------------------------------------
DMS               This value indicates demand missing on the real channel
--------------------------------------------------------------------------------------

                              Propriety Notice
            This information is Confidential Property of Cellnet
 Do not use, disclose or reproduce without the prior permission from Cellnet

METER READS REPORT FILE LAYOUT
------------------------------

NOTE:
-----
1. Each Numeric column (NUMBER) should be left padded with zeroes.
2. Each Character column (CHAR) should be right padded with spaces.
3. DATE field should be in the format shown in the file layout.

M - MANDATORY
O - OPTIONAL

===============================================================================================================================
#         FIELD            SIZE     START     FORMAT           DATA                      DESCRIPTION                    M/O
                                     POS                       TYPE
===============================================================================================================================
1       Meter Id            20        1        XXX...        CHAR(20)           The Meter identifier.                    M
                                                                                FOR WATER METERS, this is the MIU ID
                                                                                                              ------
                                                                                for an AMR meter & Device ID for a Non
                                                                                                   ---------
                                                                                AMR meter
-------------------------------------------------------------------------------------------------------------------------------
2       Utility Id          20       21        XXX...        CHAR(20)           The unique cross-reference for the       M
                                                                                meter id
-------------------------------------------------------------------------------------------------------------------------------
3       Units                6       41        XXX...        CHAR(6)            KWH,KW,CCF,MCF,KVAR,KVARH etc.           M
-------------------------------------------------------------------------------------------------------------------------------
4       Read Description    10       47        XXX...        CHAR(10)           This field identifies the type of read   M
                                                                                record. For example CUM means
                                                                                cumulative reads.


                                                                                Only for TIME OF USE WITH DEMAND VALUES
                                                                                ---------------------------------------
                                                                                (RATES TDD, TDM AND TDV) reported, this
                                                                                ---------------------------------
                                                                                will have the first 9 characters
                                                                                of the bin description as provided
                                                                                by the utility (as stored in OCDB)
                                                                                prefixed with a D or M indicating if it
                                                                                ----------------------
                                                                                is a Daily or Monthly value.

                                                                                For other TIME OF USE RATES, all
                                                                                ---------------------------
                                                                                10 characters of the bin description as
                                                                                provided by the utility (as stored in
                                                                                OCDB) is reported.
-------------------------------------------------------------------------------------------------------------------------------
5       Read type            1       57        X              CHAR(1)           B - Billing Read                         M
                                                                                D - Daily Read.
-------------------------------------------------------------------------------------------------------------------------------
6       Read Timestamp      14       58        YYYYMMDD       Date              The actual timestamp of the last         M
                                               HHMISS                           packet heard by the MCC. For the
                                                                                trailer record, it is the date the
                                                                                read was delivered to the utility as
                                                                                defined in the read schedule.
-------------------------------------------------------------------------------------------------------------------------------
7       Read Value          12       72        99999999.999   NUMBER(11,3)      Read Value                               M
                                                                                For the trailer record, It will have
                                                                                the total number of records in this
                                                                                batch.
-------------------------------------------------------------------------------------------------------------------------------
8       Magnetic Flag        1       84        Y or N         CHAR(1)           Magnetic Flag Indicator                  O
-------------------------------------------------------------------------------------------------------------------------------
9       Reverse Rotation     1       85        Y or N         CHAR (1)          Reverse Rotation Flag                    O
        Flag
-------------------------------------------------------------------------------------------------------------------------------
10      Power out Flag       1       86        Y or N         CHAR (1)          Power outage indicator                   O
-------------------------------------------------------------------------------------------------------------------------------
11      Cover Off Flag       1       87        Y or N         CHAR (1)          Cover off indicator for Gas Meters       O
-------------------------------------------------------------------------------------------------------------------------------
12      Power outage count   5       88        99999          NUMBER(5)         The total number of power outages in a   O
                                                                                day.
-------------------------------------------------------------------------------------------------------------------------------
13      Read Method          1       93        A/M/U          CHAR(1)           The read method for the read,            O
                                                                                A - Automatic, M- Manual
-------------------------------------------------------------------------------------------------------------------------------
14      Logical Disconnect   1       94        Y/N            CHAR(1)           Indicates  whether  the meter  exceeded  O
                                                                                the daily threshold set for CUM reads.
===============================================================================================================================

METER READS RECORD LENGTH = 94

                              Propriety Notice
            This information is Confidential Property of Cellnet
 Do not use, disclose or reproduce without the prior permission from Cellnet

5.6. CALIBRATION DATA REPORT

Creator           : Cellnet
Input             : RIMS daily retrofit processes
File Name         : calibration
Timing            : TBD
Frequency         : Daily
Error File        : calibration.rej
Timing            : TBD

Each day, Cellnet can pass the calibration information on meters (electric meters only) that were either issued to an installer or shipped to the utility. This calibration data is the result of the testing done during the retrofit process of a meter. This file is created by a RIMS application and placed in the OCDB server for the utility to pick up.

If the utility finds an invalid record in the file, such records can be placed in a reject file and sent back to Cellnet for further verification.


CALIBRATION DATA REPORT FILE LAYOUT
-----------------------------------

NOTE:
-----
1. Each Numeric column (NUMBER) should be left padded with zeroes.
2. Each Character column (CHAR) should be right padded with spaces.
3. DATE field should be in the format shown in the file layout.

M - MANDATORY
O - OPTIONAL

=========================================================================================================================
#          FIELD             SIZE     START              FORMAT              DATA           DESCRIPTION          M/O
                                       POS                                   TYPE
=========================================================================================================================
1       Service type           1        1        `E' or `G' or `W'          CHAR(1)         Type of service       M
-------------------------------------------------------------------------------------------------------------------------
2       Ident_mfg_lbl_cd       1        2        X                          CHAR(1)         Manufacturer code     M
                                                 See mfg codes listed in
                                                 the Pre Install Interface
-------------------------------------------------------------------------------------------------------------------------
3       Serial_number         10        3        XXX...                     CHAR(10)        Serial number         M
-------------------------------------------------------------------------------------------------------------------------
4       Test_code              2       13        XX see AEP standard        CHAR(2)         Test code             M
-------------------------------------------------------------------------------------------------------------------------
5       Perform_date           8       15        MMDDYYYY                   CHAR(8)         Test date             M
-------------------------------------------------------------------------------------------------------------------------
6       Test_volts             4       23        9999                       NUMBER(4)       Test volts            M
-------------------------------------------------------------------------------------------------------------------------
7       Test_amps              5       27        99999                      NUMBER(5)       Test amps             M
-------------------------------------------------------------------------------------------------------------------------
8       Reason_code            2       32        XX default to "CN"         CHAR(2)         Test reason code      M
-------------------------------------------------------------------------------------------------------------------------
9       Test_board_number      8       34        XXX...                     CHAR(8)         Test board            O
                                                                                            identifier
-------------------------------------------------------------------------------------------------------------------------
10      Program_nbr            4       42        XXX...                     CHAR(4)         Program number        O
-------------------------------------------------------------------------------------------------------------------------
11      Fnd_full_ld_pcnt       6       46        9999.99                    NUMBER(6)       as found, full load   O
                                                 The decimal point is
                                                 implied, it does not
                                                 appear in the file. e.g.
                                                 If the field value in
                                                 the file is 010016, this
                                                 means the actual value is
                                                 100.16
=========================================================================================================================

                              Propriety Notice
            This information is Confidential Property of Cellnet
 Do not use, disclose or reproduce without the prior permission from Cellnet



=========================================================================================================================
12      Fnd_power_factor       6       52        9999.99                    NUMBER(6)       as found 50% power    O
                                                 Implied Decimal                            factor
-------------------------------------------------------------------------------------------------------------------------
13      Fnd_light_load         6       58        9999.99                    NUMBER(6)       as found light load   O
                                                 Implied Decimal
-------------------------------------------------------------------------------------------------------------------------
14      Fnd_full_ld_a_pcnt     6       64        9999.99                    NUMBER(6)       as found A phase      O
                                                 Implied Decimal                            full load
-------------------------------------------------------------------------------------------------------------------------
15      Fnd_pwr_fctr_a_pcnt    6       70        9999.99                    NUMBER(6)       as found A phase      O
                                                 Implied Decimal                            50% power factor
-------------------------------------------------------------------------------------------------------------------------
16      Fnd_light_ld_a_pcnt    6       76        9999.99                    NUMBER(6)       as found A phase      O
                                                 Implied Decimal                            light load
-------------------------------------------------------------------------------------------------------------------------
17      Fnd_full_ld_b_pcnt     6       82        9999.99                    NUMBER(6)       as found B phase      O
                                                 Implied Decimal                            full load
-------------------------------------------------------------------------------------------------------------------------
18      Fnd_pwr_fctr_b_pcnt    6       88        9999.99                    NUMBER(6)       as found B phase      O
                                                 Implied Decimal                            50% power factor
-------------------------------------------------------------------------------------------------------------------------
19      Fnd_light_ld_b_pcnt    6       94        9999.99                    NUMBER(6)       as found B phase      O
                                                 Implied Decimal                            light load
-------------------------------------------------------------------------------------------------------------------------
20      Fnd_full_ld_c_pcnt     6       100       9999.99                    NUMBER(6)       as found C phase      O
                                                 Implied Decimal                            full load
-------------------------------------------------------------------------------------------------------------------------
21      Fnd_pwr_fctr_c_pcnt    6       106       9999.99                    NUMBER(6)       as found C phase      O
                                                 Implied Decimal                            50% power factor
-------------------------------------------------------------------------------------------------------------------------
22      Fnd_light_ld_c_pcnt    6       112       9999.99                    NUMBER(6)       as found C phase      O
                                                 Implied Decimal                            light load
-------------------------------------------------------------------------------------------------------------------------
23      lft_full_ld_pcnt       6       118       9999.99                    NUMBER(6)       as left full load     M
                                                 Implied Decimal
-------------------------------------------------------------------------------------------------------------------------
24      lft_power_factor       6       124       9999.99                    NUMBER(6)       as left 50% power     M
                                                 Implied Decimal                            factor
-------------------------------------------------------------------------------------------------------------------------
25      lft_light_ld_pcnt      6       130       9999.99                    NUMBER(6)       as left light load    M
                                                 Implied Decimal
-------------------------------------------------------------------------------------------------------------------------
26      lft_full_ld_a_pcnt     6       136       9999.99                    NUMBER(6)       as left A phase       O
                                                 Implied Decimal                            full load
                                                                                            mandatory for
                                                                                            polyphase
-------------------------------------------------------------------------------------------------------------------------
27      lft_pwr_fctr_a_pcnt    6       142       9999.99                    NUMBER(6)       mandatory for         O
                                                 Implied Decimal                            polyphase
-------------------------------------------------------------------------------------------------------------------------
28      lft_light_ld_a_pcnt    6       148       9999.99                    NUMBER(6)       as left A phase       O
                                                 Implied Decimal                            light load
-------------------------------------------------------------------------------------------------------------------------
29      lft_full_ld_b_pcnt     6       154       9999.99                    NUMBER(6)       as left B phase       O
                                                 Implied Decimal                            full load
                                                                                            mandatory for
                                                                                            polyphase
-------------------------------------------------------------------------------------------------------------------------
30      lft_pwr_fctr_b_pcnt    6       160       9999.99                    NUMBER(6)       as left B phase 50%   O
                                                 Implied Decimal                            power factor
-------------------------------------------------------------------------------------------------------------------------
31      lft_light_ld_b_pcnt    6       166       9999.99                    NUMBER(6)       as left B phase       O
                                                 Implied Decimal                            light load
-------------------------------------------------------------------------------------------------------------------------
32      lft_full_ld_c_pcnt     6       172       9999.99                    NUMBER(6)       as left C phase       O
                                                 Implied Decimal                            full load
                                                                                            mandatory for
                                                                                            polyphase
-------------------------------------------------------------------------------------------------------------------------
33      lft_pwr_fctr_c_pcnt    6       178       9999.99                    NUMBER(6)       as left C phase 50%   O
                                                 Implied Decimal                            power factor
                                                                                            mandatory for
                                                                                            polyphase
-------------------------------------------------------------------------------------------------------------------------
34      lft_light_ld_c_pcnt    6       184       9999.99                    NUMBER(6)       as left C phase       O
                                                 Implied Decimal                            light load
-------------------------------------------------------------------------------------------------------------------------
35      custom_field_1        25       190       XXX...                     CHAR(25)        Custom value          O
                                                                                            reported if data
                                                                                            available in RIMS
-------------------------------------------------------------------------------------------------------------------------
36      custom_field_2        25       215       XXX...                     CHAR(25)        Custom value          O
                                                                                            reported if data
                                                                                            available in RIMS
-------------------------------------------------------------------------------------------------------------------------
37      custom_field_3        25       240       XXX...                     CHAR(25)        Custom value          O
                                                                                            reported if data
                                                                                            available in RIMS
=========================================================================================================================

CALIBRATION RECORD LENGTH = 264

                              Propriety Notice
            This information is Confidential Property of Cellnet
 Do not use, disclose or reproduce without the prior permission from Cellnet

5.7.  RETROFIT DATA REPORT

Creator           : Cellnet
Input             : None
File Name         : retrofit
Timing            : TBD
Frequency         : Daily
Error File        : retrofit.rej
Timing            : TBD

Retrofit data is basically meter module marriage information, where in, the meter_id and module_id reported are the actual values programmed into the module. This file is created by a RIMS application and placed in the OCDB server for the utility to pick up. This file will have retrofit data for gas, water, and electric meters.

FOR ELECTRIC METERS, retrofit data is fed into the RIMS system from two sources - Cellnet Retrofit Centers and Original Equipment Manufacturers (OEM's). Usually, the utilities also receive a file directly from the OEM's and this file contains retrofit information on meters retrofitted by the OEM's. Hence, most utilities desire to receive retrofit data from RIMS, only for meters retrofitted in Cellnet's Retrofit Centers. However, Cellnet can provide retrofit data received from both sources or can selectively filter out data from one source, depending on the utility's requirement. In the event where data from both sources are reported, RIMS will create a single file with data from both sources.

FOR GAS AND WATER METERS field retrofitted through RIMS, retrofit data is reported only after the marriage information is received into RIMS from the Hand Held.In this scenario, retrofit data is loaded into RIMS after the installation was performed in the field.

FOR GAS AND WATER METERS, if the meter module marriage happens at the OEM, then, RIMS will report this as soon as it receives this information from the OEM.

FOR GAS AND WATER METERS retrofitted in the utility meter shop, retrofit data will be reported after RIMS receives this information from the utility meter shop.

If the utility finds an invalid record in the file, such records can be placed in a reject file and sent back to Cellnet for further verification. The reject file is a compilation of all rejected records, one meter per line, with the reject reason appended to the end of the record.

                              Propriety Notice
            This information is Confidential Property of Cellnet
 Do not use, disclose or reproduce without the prior permission from Cellnet

RETROFIT DATA REPORT FILE LAYOUT
--------------------------------

NOTE:
-----
1. Each Numeric column (NUMBER) should be left padded with zeroes.
2. Each Character column (CHAR) should be right padded with spaces.
3. DATE field should be in the format shown in the file layout.

M - MANDATORY
O - OPTIONAL

=====================================================================================================================
#            FIELD            SIZE     START       FORMAT         DATA                  DESCRIPTION          M/O
                                        POS                       TYPE
=====================================================================================================================
1      METER_ID                20       1          XXX...        CHAR(20)        FOR ELECTRIC & GAS           M
                                                                                 METERS, this is the meter_id
                                                                                 programmed into the module
                                                                                 FOR WATER METERS,
                                                                                 This will be the MIU ID.
---------------------------------------------------------------------------------------------------------------------
2      MODULE_ID               20      21          XXX...        CHAR(20)        Module Id                    M
---------------------------------------------------------------------------------------------------------------------
3      MODULE_ID_KVAR          20      41          XXX...        CHAR(20)        Module Id for the second     O
                                                                                 channel in case of a
                                                                                 MFMM meter with two or
                                                                                 three channels.
---------------------------------------------------------------------------------------------------------------------
4      MODULE_ID_ASAP          20      61          XXX...        CHAR(20)        Module Id for the third      O
                                                                                 channel in case of a
                                                                                 MFMM meter with three
                                                                                 channels.
---------------------------------------------------------------------------------------------------------------------
5      SERVICE_TYPE             1      81          X             CHAR(1)         Service Type                 O
                                                                                 E - Electric,
                                                                                 G - Gas  or W - Water
---------------------------------------------------------------------------------------------------------------------
6      METER_SERIAL_NUM        20      82          XXX...        CHAR(20)        FOR ELECTRIC & GAS METERS,   O
                                                                                 Meter Serial Number if
                                                                                 different from meter_id.
                                                                                 Optional because
                                                                                 currently OEM's do not
                                                                                 provide this to Cellnet.
                                                                                 FOR WATER METERS,
                                                                                 if available this field
                                                                                 will hold the Device_Id
---------------------------------------------------------------------------------------------------------------------
7      FILLERS                 25     102          XXX...        CHAR(25)        Fillers for future changes.  O
                                                                                 Will be blanks.
---------------------------------------------------------------------------------------------------------------------
8      FILLERS                 25     127          XXX...        CHAR(25)        Fillers for future changes.  O
                                                                                 Will be blanks.
---------------------------------------------------------------------------------------------------------------------
9      FILLERS                 25     152          XXX...        CHAR(25)        Fillers for future changes.  O
                                                                                 Will be blanks.
=====================================================================================================================

RETROFIT DATA RECORD LENGTH = 176


                              Propriety Notice
            This information is Confidential Property of Cellnet
 Do not use, disclose or reproduce without the prior permission from Cellnet

5.8.  NON RETROFIT METERS REPORT

Creator           : Cellnet
Input             : None
File Name         : nonretrofit
Timing            : TBD
Frequency         : Daily
Error File        : nonretrofit.rej
Timing            : TBD

This interface provides the utility with a list of meters (electric only) that were not retrofitted with a Cellnet module and the reason for not retrofitting. This file is created by a RIMS application and placed in the OCDB server for the utility to pick up.

If the utility finds an invalid record in the file, such records can be placed in a reject file and sent back to Cellnet for further verification.

The following is the latest list of non-retrofit reason codes and their descriptions. This list can grow or change over time to accommodate changing process requirements.

============================================================================
      DEFECTS                     DESCRIPTION
============================================================================
AIR GAP              Air gap hole problems
----------------------------------------------------------------------------
AUDIT                Audit Failure (post-pack)
----------------------------------------------------------------------------
BAD AEP              AEP code Error
----------------------------------------------------------------------------
BASE HOLE            Hole in base
----------------------------------------------------------------------------
BENT SHAFT           Disk shaft is bent
----------------------------------------------------------------------------
BROKEN CVR           Broken meter cover
----------------------------------------------------------------------------
BROKEN EAR           Meter base ear broken
----------------------------------------------------------------------------
BROKEN WIR           Broken pigtail wire
----------------------------------------------------------------------------
BURNED               Burned bayonets or base
----------------------------------------------------------------------------
CALIBRATN            Calibration Failed
----------------------------------------------------------------------------
CAN'T ASSY           Cannot fit interrupter,clips, or TOMM
----------------------------------------------------------------------------
CRACK BASE           Base cracked or chipped
----------------------------------------------------------------------------
DEF                  Cannot hear TOMM broadcast
----------------------------------------------------------------------------
DISK STOPS           Disk won't turn during calibration
----------------------------------------------------------------------------
DISPLAY              Polyphase MM does not display
----------------------------------------------------------------------------
DOG                  Watchdog invalid
----------------------------------------------------------------------------
DROPPED              Meter dropped
----------------------------------------------------------------------------
FAIL CALIB           Meter fails calibration test
----------------------------------------------------------------------------
FAIL JOG             Meter does not jog in calibration
----------------------------------------------------------------------------
FAIL PROG            TOMM does not program
----------------------------------------------------------------------------
FAIL RANGE           Meter fails range test
----------------------------------------------------------------------------
FAIL RUNIN           Meter fails run in test
----------------------------------------------------------------------------
INC                  Incomplete data
----------------------------------------------------------------------------
INT                  Suspect interrupter quality problem
----------------------------------------------------------------------------
LABEL                poor quality or incorrect labels
============================================================================

                              Propriety Notice
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 Do not use, disclose or reproduce without the prior permission from Cellnet

============================================================================
LOT REJECT           Lot rejected by utility
----------------------------------------------------------------------------
MECH FAIL            Mechanical quality poor/fails
----------------------------------------------------------------------------
MFT FAIL             MFT (WECO) failed
----------------------------------------------------------------------------
NO FUN               Non functional
----------------------------------------------------------------------------
NO INT               No interrupter
----------------------------------------------------------------------------
NONRETRO             Non Retrofittable meter
----------------------------------------------------------------------------
OPERATOR             Operator error
----------------------------------------------------------------------------
OTH                  Undefined Problem
----------------------------------------------------------------------------
PGM                  TOMM programming error
----------------------------------------------------------------------------
POT COIL             Potential coil open
----------------------------------------------------------------------------
RETIREMENT           Retire meter at Utility request
----------------------------------------------------------------------------
REVISION             Old MM revision number
----------------------------------------------------------------------------
SEN                  SUSPECT SENSOR QUALITY PROBLEM
----------------------------------------------------------------------------
SERIALNO             Label s/n doesn't match nameplate
----------------------------------------------------------------------------
STOLEN               Stolen meter
----------------------------------------------------------------------------
STRIPPED             Stripped TOMM screw hole
----------------------------------------------------------------------------
UNI                  Unidirectional meter
----------------------------------------------------------------------------
UPM                  Utility pulled meter
----------------------------------------------------------------------------
WRONG TOMM           Assembled with wrong TOMM
----------------------------------------------------------------------------
XDOC TEST            Reprocessing at Cross Dock
============================================================================

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NON RETROFIT METERS REPORT FILE LAYOUT
--------------------------------------

NOTE:
-----
1. Each Numeric column (NUMBER) should be left padded with zeroes.
2. Each Character column (CHAR) should be right padded with spaces.
3. DATE field should be in the format shown in the file layout.

M - MANDATORY
O - OPTIONAL

===================================================================================================================
#             FIELD                  SIZE   START      FORMAT        DATA               DESCRIPTION            M/O
                                             POS                     TYPE
===================================================================================================================
1      METER_ID                       20      1        XXX...      CHAR(20)      The Meter Id                   M
                                                                                 FOR WATER METERS, this is
                                                                                 the Device ID
-------------------------------------------------------------------------------------------------------------------
2      NON_RETROFIT_REASON            15     21        XXX...      CHAR(15)      The Rims Reason Code for the   M
                                                                                 non-retrofit
===================================================================================================================

NON RETROFIT METERS RECORD LENGTH = 35


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5.9.  LOAD PROFILE REPORT

Creator           : Cellnet
Input             : Utility load research requirements
File Name         : load.profile.lodestar
Timing            : TBD
Error File Name   : load.profile.lodestar.rej
Frequency         : Daily

Cellnet collects load profile data on the meters that are configured to collect load profile data. Cellnet can support 5, 15, 30 and 60 minute load profile intervals. Load profile data is wall clock aligned. Load profile collection is a daily process, which populates data into OCDB.
Cellnet has the capability to report load profile data in two different formats:

1. Lodestar Format to be fed into an MV90 system
2. Cellnet standard format

DATA QUALITY CODE
-----------------

The following table gives the list of codes that indicate the status of data being reported to the utility.

============================================================================
  CODE USED IN CELLNET STANDARD FORMAT        CODE USED IN LODESTAR FILE
============================================================================
0 - Complete                                   `` - (Blank) Complete
----------------------------------------------------------------------------
1 - Empty(No Data)                             9 - Missing
----------------------------------------------------------------------------
2 - Partial (some native intervals)            7 - Partial
----------------------------------------------------------------------------
3 - Too Full (Too many native intervals)       2 - Timing
----------------------------------------------------------------------------
4 - Outage                                     1 - Outage / Loss of Power
----------------------------------------------------------------------------
5 through 7 Reserved                           Undefined
============================================================================


5.9.1 LODESTAR FORMAT LOAD PROFILE REPORT

The Lodestar report has the following features:

   - Capability to report load profile data on a Monthly (Billing Cycle), Daily and Off Cycle basis (Read schedule for load profile meters should be the same as regular meter reads).

   -    Data will always be reported from midnight to midnight.

   -    No estimation done for missing data

   -    Missing data will be filled with zeros tagged with code `9'.

   - For each meter reported, start time will always be `0001' Hours (one minute after midnight) and end time will be `2400' Hours.

   - Data in the past can be reported for all meters on load profile. This can be handled when the utility requests Cellnet operations to report data for a specific period in the past. The request has to be initiated manually by the utility.

   - The read value reported is the actual disk rotations within a given interval and not the dial read.

   - For the Off Cycle read request, utility will have to send a request file to Cellnet. This is for meters where data is reported on a monthly/billing cycle basis only.

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5.9.2 LODESTAR FORMAT OFF CYCLE REQUEST

Creator           : Utility
Input             : Utility load research requirements
File Name         : lp.offcycle.req
Error File        : lp.offcycle.req.rej
Timing            : TBD
Frequency         : As desired by utility

NOTE:
-----
1. Each Numeric column (NUMBER) should be left padded with zeroes.
2. Each Character column (CHAR) should be right padded with spaces.
3. DATE field should be in the format shown in the file layout.

M - MANDATORY
O - OPTIONAL

-------------------------------------------------------------------------------------------
#      FIELD       SIZE    START     FORMAT            DATA     DESCRIPTION            M/O
                            POS                        TYPE
-------------------------------------------------------------------------------------------
1      meter_id     20       1        XXX...           CHAR     Meter Identification    M
                                                                Number
                                                                FOR WATER METERS,
                                                                this is the MIU ID
-------------------------------------------------------------------------------------------
2      utility      10      21        XXX...           CHAR     Utility Acronym         M
-------------------------------------------------------------------------------------------
3      end date      8      31        YYYYMMDD         DATE     Date up to which        M
                                                                data is required
-------------------------------------------------------------------------------------------
4      utility_id   25      39        XXX...           CHAR                             M
-------------------------------------------------------------------------------------------

LODESTAR FORMAT OFF-CYCLE REQUEST RECORD LENGTH = 63

Refer to APPENDIX for the explanation and the `Layout format' for the Lodestar format.


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5.9.3 CELLNET STANDARD LOAD PROFILE REPORT

Creator           : Cellnet
Input             : Utility load research requirements
File Name         : load.profile.std
Timing            : TBD
Error File Name   : load.profile.std.rej
Frequency         : Daily

A trailer record at the end of each batch will indicate the number of intervals that have been reported for all the meters. There will not be a trailer record per meter. This interface will report load profile data stored in OCDB. Unlike the Lodestar format report, this interface will not fill in zeroes for missing data. Also, the read value reported is the actual consumption within the load profile interval for a given meter.

CELLNET STANDARD LOAD PROFILE REPORT FILE LAYOUT
------------------------------------------------

NOTE:
-----
1. Each Numeric column (NUMBER) should be left padded with zeroes.
2. Each Character column (CHAR) should be right padded with spaces.
3. DATE field should be in the format shown in the file layout.

M - MANDATORY
O - OPTIONAL

===================================================================================================================
#      FIELD      SIZE    START          FORMAT              DATA                DESCRIPTION                  M/O
                           POS                               TYPE
===================================================================================================================
1      Meter Id   20       1        XXX...                 CHAR(20)         Meter Identifier                  M
                                                                            FOR WATER METERS, this is the
                                                                            MIU ID
-------------------------------------------------------------------------------------------------------------------
2      Utility    20      21        XXX...                 CHAR(20)                                           M
       Id
-------------------------------------------------------------------------------------------------------------------
3      Units       6      41        XXX...                 CHAR(6)          Electric - KWH                    M
                                                                            Gas      - CCF
                                                                            Water    - GAL
-------------------------------------------------------------------------------------------------------------------
4      End Time   14      47        YYYYMMDDHHMISS         DATE             The end timestamp of the          M
                                                                            interval.
-------------------------------------------------------------------------------------------------------------------
5      Usage      12      61        99999999.999           NUMBER(11,3)     It will calculated by             M
                                                                            multiplying the rotations
                                                                            reported by the MCC and the
                                                                            scaling_const.
-------------------------------------------------------------------------------------------------------------------
6      dst         1      73        X                      CHAR(1)          Daylight savings indicator 0      M
                                                                            or 1.
                                                                            0 - No Day light Savings time
                                                                            1 - Day light savings time
-------------------------------------------------------------------------------------------------------------------
7      data_id     1      74        9                                       Data Quality indicator.           M
                                                                            (Refer Table in previous page)
                                                                            The MCC allocates a data_id
                                                                            to each interval indicating
                                                                            the quality of the interval.
===================================================================================================================

CELLNET STANDARD LOAD PROFILE REPORT RECORD LENGTH = 74


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5.10.  SERVICE UPGRADE REQUEST & FIX-UP REQUEST

This interface provides the utility the ability to upgrade the service/configuration on their customers from one rate to another. To provide reliable advanced services on Cellnet meters, a minimum "Packet Success Rate" (PSR) is required. This interface enables the verification of the PSR of a meter, before an upgrade of service is provided. For example, if the utility wants to upgrade a meter from simple consumption metering to demand metering, the utility would first check with Cellnet to see if that particular meter has a minimum PSR (as defined by Cellnet standards) before requesting the actual upgrade via database maintenance.

The utility sends a batch request for an upgrade of service. If Cellnet determines that the meter has the minimum required PSR to support the requested rate, the utility is clear to update their CIS system and then send a database maintenance CHANGE transaction indicating the rate change. After receiving the DBM change transaction, Cellnet will configure the tracking MCC to start collecting the specified advanced readings for that meter.

If the same meter did not have the minimum required PSR to support the requested rate, the utility can request Cellnet to enhance the RF coverage via the FIX-UP REQUEST interface. For each fix up request received from the utility, a work order is generated and is handed over to a RF technician from Cellnet. Once the necessary steps have been taken to boost the PSR to a level where the PSR now meets or exceeds the minimum required PSR, the utility is informed via the a response interface. At this point, the utility is clear to update their CIS system and send DBM CHANGE transaction.

Both the SERVICE UPGRADE REQUEST & FIX-UP REQUEST INTERFACE share the same file lay out. The only difference being, the value in the individual records (request type) differentiates between these two types of requests. The utility will get one response file back from Cellnet with responses for both
                 ---
SERVICE UPGRADE REQUESTS & FIX-UP REQUESTS.

If the utility wants Cellnet to execute all requested upgrades irrespective of the current PSR, there is an option within OCDB to automatically generate a Fix-up request, enhance the PSR and then respond to the utility. If this option is selected, there will be no need to implement the Fix-up Request interface.

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5.10.1 SERVICE UPGRADE REQUEST (SUR)

Creator             : Utility
Input/Trigger       : Customer's request
Input File Name     : upgrade.request
Error File Name     : upgrade.request.rej
Timing              : TBD
Output File Name    : surfur.response
Error File Name     : surfur.response.rej
Timing              : TBD
Frequency           : Daily (7 Days/Week)


SERVICE UPGRADE REQUEST FILE LAYOUT
-----------------------------------

NOTE:
-----
1. Each Numeric column (NUMBER) should be left padded with zeroes.
2. Each Character column (CHAR) should be right padded with spaces.
3. DATE field should be in the format shown in the file layout.

M - MANDATORY
O - OPTIONAL

===============================================================================================================
#        FIELD       SIZE     START     FORMAT      DATA                   DESCRIPTION                     M/O
                               POS                  TYPE
===============================================================================================================
1      meter_id      20        1        XXX...      CHAR(20)     Meter identifier                          M
                                                                 FOR WATER METERS, this is the MIU ID
---------------------------------------------------------------------------------------------------------------
2      utility       10       21        XXX...      CHAR(10)     Utility acronym                           M
---------------------------------------------------------------------------------------------------------------
3      utility_id    25       31        XXX...      CHAR(25)     The unique alternate cross-reference      M
                                                                 for the meter_id.
---------------------------------------------------------------------------------------------------------------
4      old_cn_rate   10       56        XXX...      CHAR(10)     Existing rate of the meter
                                                                 For example, CUM, DEM
---------------------------------------------------------------------------------------------------------------
5      cn_rate       10       66        XXX         CHAR(10)     Requested rate for the meter              M
                                                                 For example DEM, TOU etc
---------------------------------------------------------------------------------------------------------------
6      lp_flag        1       76        X           CHAR(1)      Valid Values Are                          M
                                                                 Y - Load profile required on
                                                                     both  channels of a
                                                                     MFMM Meter OR for a
                                                                     Single Channel Meter.
                                                                 C - Load Profile required
                                                                     only on the  first Channel
                                                                     of a  MFMM meter
                                                                 K - Load Profile required
                                                                     only on the second
                                                                     channel of  a MFMM
                                                                     meter
                                                                 N - Load Profile not required
---------------------------------------------------------------------------------------------------------------
7      request_type  3        77        XXX         CHAR(3)      SUR- Service Upgrade Request              M
===============================================================================================================

SERVICE UPGRADE REQUEST RECORD LENGTH = 79

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5.10.2 FIX UP REQUEST (FUR)

Creator           : Utility
Input/Trigger     : Customer's request
Input File Name   : fixup.request
Error File Name   : fixup.request.rej
Timing            : TBD
Output File Name  : surfur.response
Error File Name   : surfur.response.rej
Timing            : TBD
Frequency         : Daily (7 Days/Week)

FIX-UP REQUEST FILE LAYOUT
--------------------------

NOTE:
-----
1. Each Numeric column (NUMBER) should be left padded with zeroes.
2. Each Character column (CHAR) should be right padded with spaces.
3. DATE field should be in the format shown in the file layout.

M - MANDATORY
O - OPTIONAL

===============================================================================================================
#        FIELD       SIZE     START     FORMAT        DATA                   DESCRIPTION                   M/O
                               POS                    TYPE
===============================================================================================================
1      meter_id      20        1        XXX...      CHAR(20)     Meter identifier                          M
                                                                 FOR WATER METERS, this is the MIU ID
---------------------------------------------------------------------------------------------------------------
2      utility       10       21        XXX...      CHAR(10)     Utility acronym                           M
---------------------------------------------------------------------------------------------------------------
3      utility_id    25       31        XXX...      CHAR(25)     The unique alternate cross-reference      M
                                                                 for the meter_id.
---------------------------------------------------------------------------------------------------------------
4      old_cn_rate   10       56        XXX...      CHAR(10)     Existing rate of the meter
                                                                 For example, CUM, DEM
---------------------------------------------------------------------------------------------------------------
5      cn_rate       10       66        XXX         CHAR(10)     Requested rate for the meter              M
                                                                 For example DEM, TOU etc
---------------------------------------------------------------------------------------------------------------
6      lp_flag        1       76        X           CHAR(1)      Valid Values Are                          M
                                                                 Y - Load profile required on
                                                                     both channels of a
                                                                     MFMM Meter OR for a
                                                                     Single Channel Meter.
                                                                 C - Load Profile required
                                                                     only on the first Channel
                                                                     of a MFMM meter
                                                                 K - Load Profile required
                                                                     only on the second
                                                                     channel of a MFMM
                                                                     meter
                                                                 N - Load Profile not required
---------------------------------------------------------------------------------------------------------------
7      request_type  3        77        XXX         CHAR(3)      FUR - Fix Up Request                      M
===============================================================================================================

FIX-UP REQUEST RECORD LENGTH = 79

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5.10.3 SERVICE UPGRADE & FIX- UP RESPONSE

Creator           : Cellnet
Input/Trigger     : Response to customer's upgrade & fix-up request
Input File Name   : upgrade.request & fixup.request
Error File Name   :
Timing            : TBD
Output File Name  : surfur.response
Error File Name   : surfur.response.rej
Timing            : TBD
Frequency         : Daily (7 Days/Week)

SERVICE UPGRADE & FIX-UP RESPONSE FILE LAYOUT
---------------------------------------------

NOTE:
-----
1. Each Numeric column (NUMBER) should be left padded with zeroes.
2. Each Character column (CHAR) should be right padded with spaces.
3. DATE field should be in the format shown in the file layout.

M - MANDATORY
O - OPTIONAL

===============================================================================================================
#        FIELD       SIZE     START     FORMAT         DATA                   DESCRIPTION                  M/O
                               POS                     TYPE
===============================================================================================================
1      meter_id      20        1        XXX...        CHAR(20)    Meter identifier                          M
                                                                  FOR WATER METERS, this is the MIU ID
---------------------------------------------------------------------------------------------------------------
2      utility       10       21        XXX...        CHAR(10)    Utility acronym                           M
---------------------------------------------------------------------------------------------------------------
3      utility_id    25       31        XXX...        CHAR(25)    The unique alternate                      M
                                                                  cross-reference for the meter_id.
---------------------------------------------------------------------------------------------------------------
4      old_cn_rate   10       56        XXX...        CHAR(10     Existing rate of the meter
                                                                  For example, CUM, DEM
---------------------------------------------------------------------------------------------------------------
5      cn_rate       10       66        XXX           CHAR(10)    Requested rate for the meter              M
                                                                  For example DEM, TOU etc
---------------------------------------------------------------------------------------------------------------
6      lp_flag        1       76        X             CHAR(1)     Valid Values Are                          M
                                                                  Y, C, K , N
---------------------------------------------------------------------------------------------------------------
7      request_type   3       77        XXX           CHAR(3)     SUR - Service Upgrade Request             M
                                                                  FUR - Fix Up Request
---------------------------------------------------------------------------------------------------------------
8      capability     1       80        X             CHAR(1)     Y - indicates that it can be turned       M
                                                                  on the advanced rate immediately.
                                                                  N  - indicates that a fix up is
                                                                  required to enhance RF.
                                                                  E - Error during Validation
---------------------------------------------------------------------------------------------------------------
9      comments      80       81        XXX...        CHAR(80)    Validations error msg. or                 O
                                                                  appropriate explanation
===============================================================================================================


SERVICE UPGRADE & FIX-UP RESPONSE RECORD LENGTH = 160

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                                                              [cellnet logo]

5.11.  ON DEMAND READ

This interface enables the utility to obtain the most recent information for any automated meter in the network. Cellnet's web interface "Utility Data Link" (UDL) provides this feature. UDL also allows its users to look up 35 days of historical data for a meter, one meter at a time.

5.12. PARALLEL METER READ FOR QUALITY CHECK

Creator           : Utility
Input             : The utility's manual meter reading process
File Name         : parallel.reads
Timing            : TBD
Frequency         : daily

This interface applies only to consumption meters and serves to evaluate Cellnet's RF coverage during the route installation. During the meter deployment process, there is typically one read date for each route during which reads are obtained by both the utility's manual read process and by the Cellnet network. This is because, there is a delay between the time Cellnet begins mass meter installation for a route and the time Cellnet takes over responsibility for providing billing reads for that route (typically between 60 and 90 days).

For example, if a route is billing on the first of October, and Cellnet begins installing meters on that route on the first of September. By the third week of September, Cellnet completes installation on the majority of the meters, Cellnet does not take over read responsibility for that route until 90% of the MIU's are installed.. The read around October 1 provides an opportunity to compare manual reads and network reads. This comparison allows Cellnet to identify suspect meters or modules on that route.

The file is created each day by the utility, and it contains the manual meter reads that were obtained for routes that have started through the install process but are not yet Cellnet's responsibility to read.

PARALLEL READS FILE LAYOUT
--------------------------
NOTE:
-----
1. Each Numeric column (NUMBER) should be left padded with zeroes.
2. Each Character column (CHAR) should be right padded with spaces.
3. DATE field should be in the format shown in the file layout.

M - MANDATORY
O - OPTIONAL

==========================================================================================================================
#        FIELD               SIZE    START         FORMAT                DATA                 DESCRIPTION             M/O
                                      POS                                TYPE
==========================================================================================================================
1      METER_ID              20       1         XXX...                 CHAR(20)         The Meter identifier.         M
                                                                                        FOR WATER METERS, this is
                                                                                        the MIU ID for an AMR meter
                                                                                            ------
                                                                                        & Device ID for a Non AMR
                                                                                          ---------
                                                                                         meter
--------------------------------------------------------------------------------------------------------------------------
2      UTILITY_ID            20       21        XXX...                 CHAR(20)         Unique cross reference for    M
                                                                                        the meter identifier
--------------------------------------------------------------------------------------------------------------------------
3      READ_TIMESTAMP        14       41        YYYYMMDDHHMISS         DATE             Read Timestamp of the Read    M
--------------------------------------------------------------------------------------------------------------------------
4      READ_VALUE            12       55        99999999.999           NUMBER(11,3)     The read value                M
==========================================================================================================================

PARALLEL READS RECORD LENGTH = 66

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5.13.  LOGICAL DISCONNECT REPORT

Creator           : Cellnet
File Name         : logical.disc
Timing            : TBD
Frequency         : Daily

This interface provides a report of the accounts that have exceeded their cumulative consumption threshold or demand peak threshold values set by the utility. The cumulative values will always be reported in the file. The demand values will be reported only for meters that are on DEM rate. This report works only on meters whose LOGICAL_DISCONNECT flag is set to `Y'.

LOGICAL DISCONNECT REPORT FILE LAYOUT
-------------------------------------

NOTE:
-----
1. Each Numeric column (NUMBER) should be left padded with zeroes.
2. Each Character column (CHAR) should be right padded with spaces.
3. DATE field should be in the format shown in the file layout.

M - MANDATORY
O - OPTIONAL

===================================================================================================================
#        FIELD                SIZE   START        FORMAT          DATA                 DESCRIPTION            M/O
                                      POS                         TYPE
===================================================================================================================
1      METER_ID               20       1        XXX...          CHAR(20)          The Meter Identifier        M
                                                                                  FOR WATER METERS, this is
                                                                                  the MIU ID
-------------------------------------------------------------------------------------------------------------------
2      UTILITY_ID             20      21        XXX...          CHAR(20)          Unique cross reference      M
                                                                                  for the meter identifier
-------------------------------------------------------------------------------------------------------------------
3      CUM_THRESHOLD           8      41        99999999        NUMBER(8)         Daily cumulative threshold  M
-------------------------------------------------------------------------------------------------------------------
4      CUM_READ_VALUE          8      49        99999999        NUMBER(8)         Actual daily consumption    M
-------------------------------------------------------------------------------------------------------------------
5      DEM_THRESHOLD          12      57        99999999.999    NUMBER(11,3)      Daily demand threshold      M
-------------------------------------------------------------------------------------------------------------------
6      DEM_READ_VALUE         12      69        99999999.999    NUMBER(11,3)      Actual daily demand peak    M
===================================================================================================================

LOGICAL DISCONNECT REPORT RECORD LENGTH = 80

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5.14. TAMPER FLAGS REPORT

Creator           : Cellnet
File Name         : tamper
Timing            : TBD
Frequency         : Daily

This interface provides a list of all meters that had one or more tamper flags set, from the previous day. These flags are also reported as part of the daily or monthly meter reads file. These flags are reset every day during the nightly meter reads process.

TAMPER FLAGS REPORT FILE LAYOUT
-------------------------------

NOTE:
-----
1. Each Numeric column (NUMBER) should be left padded with zeroes.
2. Each Character column (CHAR) should be right padded with spaces.
3. DATE field should be in the format shown in the file layout.

M - MANDATORY
O - OPTIONAL

===========================================================================================================================
#         FIELD                 SIZE    START      FORMAT        DATA                   DESCRIPTION                   M/O
                                         POS                     TYPE
===========================================================================================================================
1      METER_ID                 20       1         XXX...      CHAR(20)     The Meter identifier                      M
                                                                            FOR WATER METERS, this is the MIU ID
---------------------------------------------------------------------------------------------------------------------------
2      UTILITY_ID               20      21         XXX...      CHAR(20)     Unique cross reference for meter          M
                                                                            identifier
---------------------------------------------------------------------------------------------------------------------------
3      MAGNETIC_FLAG             1      41         Y or N      CHAR(1)      ELECTRIC SPECIFIC FIELD                   M
                                                                            A value of Y indicates that this flag
                                                                            was set.
                                                                            Indicates if the magnetic flag was set
                                                                            on this meter yesterday.
---------------------------------------------------------------------------------------------------------------------------
4      REV_ROT_FLAG              1      42         Y or N      CHAR(1)      Indicates if the Reverse Rotation flag    M
       OR                                                                   was set on this meter yesterday.
       LOW_BATTERY_FLAG                                                     A value of Y indicates that this flag
                                                                            was set.

                                                                            FOR A GAS OR A WATER METER, THIS FIELD
                                                                            INDICATES A LOW BATTERY CONDITION.
---------------------------------------------------------------------------------------------------------------------------
5      POWER_OUT_FLAG            1      43         Y or N      CHAR(1)      ELECTRIC SPECIFIC FIELD                   M
                                                                            A value of Y indicates that this flag
                                                                            was set.
                                                                            Indicates if the Meter had a power
                                                                            outage some time yesterday.
---------------------------------------------------------------------------------------------------------------------------
6      COVER_OFF_FLAG            1      44         Y or N      CHAR(1)      GAS SPECIFIC FIELD                        M
                                                                            A value of Y indicates that this flag
                                                                            was set.
                                                                            Indicates if the GAS Meter had its
                                                                            cover removed yesterday.
===========================================================================================================================

TAMPER FLAGS REPORT RECORD LENGTH = 44

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5.15 POWER OUTAGE REPORT

Creator           : Cellnet
File Name         : power.outages
Timing            : TBD
Frequency         : TBD (generally every 10 min)

The power outage application can detect outages on any of the three following devices -electric meters, MCC and the Cell Master. When a power outage occurs, the Cellnet module has enough power in it to send a LAST GASP packet to the MCC. When the MCC gets this packet, it starts a 12-minute timer for that meter. If the MCC gets a packet again from the same meter before the 12 minutes expire, it resets the timer and does not report it to the system controller.

IF the MCC does not hear from the same meter within 12 minutes, the MCC forwards this event to the cell manager. Each cell manager has one event log file. THE POWER OUTAGE DETECTOR DAEMON running in all cell managers searches the event log file for Meter Last Gasp, Meter Power Up, MCC Last Gasp, MCC Power Up, Cell Master Last Gasp and Cell Master Power Up.

If the Daemon finds any event in the event log, it forwards it to the Power Outage Handler process running in the POA server. All events are queued here. All such events are then recorded in OCDB in NEW status. Then, the OCDB filter process kicks in to filter out bad outages - if meter has PSR less than 50%(configurable) or if we did not hear from at least 2 meters under the same transformer within 30 seconds. This ensures that we report only good outages to the utility.

DOES NOT APPLY FOR GAS AND WATER METERS.
----------------------------------------


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POWER OUTAGE REPORT FILE LAYOUT
-------------------------------

NOTE:
-----
1. Each Numeric column (NUMBER) should be left padded with zeroes.
2. Each Character column (CHAR) should be right padded with spaces.
3. DATE field should be in the format shown in the file layout.

M - MANDATORY
O - OPTIONAL

======================================================================================================================
  #         FIELD         SIZE    START         FORMAT              DATA                 DESCRIPTION             M/O
                                   POS                              TYPE
======================================================================================================================
1       DEVICE_ID          20       1       XXX...                 CHAR(20)     The Device Id. This might be      M
                                                                                the Meter id, or the MCC id or
                                                                                The Cell Master name. This
                                                                                indicates how the device is
                                                                                identified in the OCDB tables.
----------------------------------------------------------------------------------------------------------------------
2       DEVICE_TYPE        3       21       MTR or MCC or CM       CHAR(3)      MTR -Meter                        M
                                                                                MCC - MCC
                                                                                CM    - Cell Master
----------------------------------------------------------------------------------------------------------------------
3       EVENT_TYPE         2       24       LG or PU               CHAR(2)      LG - Last Gasp                    M
                                                                                PU - Power Up
----------------------------------------------------------------------------------------------------------------------
4       EVENT_TIME         14      26       YYYYMMDDHHMISS         DATE         The actual time when this         M
                                                                                particular event was detected
                                                                                by the MCC.
----------------------------------------------------------------------------------------------------------------------
5       ELECTRICAL_ID      20      40       XXX...                 CHAR(20)     The Electrical Id, generally      M
                                                                                the Transformer id from which
                                                                                the device draws power.
----------------------------------------------------------------------------------------------------------------------
6       UTILITY_ID         20      60       XXX...                 CHAR(20)     The cross for the meter           M
                                                                                identifier.
----------------------------------------------------------------------------------------------------------------------
7       INSERT_TIME        14      80       YYYYMMDDHHMISS         DATE         When this record was inserted     M
                                                                                into OCDB
----------------------------------------------------------------------------------------------------------------------
8       EVENT_STATUS       3       94       XXX                    CHAR(3)      Indicates if the outage was
                                                                                Filtered or an actual Outage.
----------------------------------------------------------------------------------------------------------------------
9       INSERT_FLAG        1       97       R or D                 CHAR(1)      Indicates whether it was an       M
                                                                                immediate insert or a delayed
                                                                                insert into OCDB. A delay may
                                                                                occur if OCDB is not available.
                                                                                In the case where OCDB is not
                                                                                available, the outage handler
                                                                                writes it to a file and inserts
                                                                                into OCDB at a later point in
                                                                                time.
                                                                                R - Immediate or Regular Insert
                                                                                D - Delayed Insert
----------------------------------------------------------------------------------------------------------------------
10      FILLER             25      98                              CHAR(25)     Reserved for future use.
----------------------------------------------------------------------------------------------------------------------
11      FILLER             25     123                              CHAR(25)     Reserved for future use.
----------------------------------------------------------------------------------------------------------------------
12      FILLER             25     148                              CHAR(25)     Reserved for future use.
======================================================================================================================

POWER OUTAGE REPORT RECORD LENGTH =173

                              Propriety Notice
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 Do not use, disclose or reproduce without the prior permission from Cellnet

5.16 RESTORATION VERIFICATION


Restoration verification process works as follows:

     - The utility decides to send a crew out to fix a problem with their distribution network.
     - The crew goes out and fixes the problem, and then calls into the dispatch operator to indicate that the repair has been made.
     -    The dispatch operator triggers a restoration verification action.
     - The utility "Power Outage Management System" identifies the devices that should have been restored as a result of the repair. The utility has a database that describes the relationship between various devices out in the field and how they are tied to each other. In other words, the utility knows the transformers on a specific circuit, and the meters that draw power from a specific transformer.
     - The system sends Cellnet, queries on specific devices to find out if power is back on or not. This is most often at the transformer level, but could also be at the meter level. The query includes the time that the repair was made. This query is in the form of a file, usually with more than one request. File layout of this file is described in section 5.16.1.
     - Cellnet handles the request. If the request is at the meter level, Cellnet does the equivalent of an on-demand read for that meter. If the request is at a transformer level, Cellnet looks at the bellwether meter to find if power is back on for all meters drawing power from the transformer. If the time of the last packet received is later than the time of the repair, it indicates that the restoration was successful. If not, the power may still be out. Part of handling the request is to ensure that we have allowed adequate time for the MCC to receive a packet from the TOMM.
     - A bellwether meter is the meter with the highest Packet Success Rate for one transformer. The bellwether meter is determined on a weekly basis and can change from one week to another.
     - Cellnet sends the status of the device back to the utility in the form of a file. The layout of the file is described in detail in section 5.16.2.
     - If Cellnet receives restoration verification request for multiple meters that are being tracked by the same MCC, the applications groups them together and queries the MCC only once. This is done in order to optimize the network traffic.

DOES NOT APPLY FOR GAS AND WATER METERS.
----------------------------------------


                              Propriety Notice
            This information is Confidential Property of Cellnet
 Do not use, disclose or reproduce without the prior permission from Cellnet

5.16.1 RESTORATION VERIFICATION REQUEST FILE LAYOUT

Creator           : Utility
File Name         : restore.verify
Error File Name   : restore.verify.rej (Created by Cellnet)
Timing            : TBD
Frequency         : TBD

NOTE:
-----
1. Each Numeric column (NUMBER) should be left padded with zeroes.
2. Each Character column (CHAR) should be right padded with spaces.
3. DATE field should be in the format shown in the file layout.

M - MANDATORY
O - OPTIONAL

=========================================================================================================================
  #         FIELD           SIZE     START         FORMAT             DATA                 DESCRIPTION               M/O
                                      POS                             TYPE
=========================================================================================================================
1        ORDER_NUMBER        25        1        XXX...              CHAR(25)    Work order number from utility        M
-------------------------------------------------------------------------------------------------------------------------
2        REQUEST_TYPE         3       26        XXX                 CHAR(3)     Valid values are IND and BAT.         M
                                                                                This is the request type for
                                                                                transformer restoration
                                                                                verification.
                                                                                For a meter it will always be IND
                                                                                (Individual).
                                                                                For a transformer,. IND will get
                                                                                the status of the individual
                                                                                transformer by just checking its
                                                                                bellwether meter
                                                                                For a transformer, BAT will get the
                                                                                status of all meters on the
                                                                                transformer
-------------------------------------------------------------------------------------------------------------------------
3        DEVICE_TYPE          1       29        X                   CHAR(1)     M - Meter Id                          M
                                                                                T  - Transformer
-------------------------------------------------------------------------------------------------------------------------
4        DEVICE_ID           20       30        XXX...              CHAR(20)    The Device identifier.                M
                                                                                This might be the Meter id, or
                                                                                Transformer id. This indicates how
                                                                                the device is identified in OCDB.
-------------------------------------------------------------------------------------------------------------------------
5        UTILITY_ID          25       50        XXX...              CHAR(25)    The unique cross reference for        M
                                                                                meter identifier
-------------------------------------------------------------------------------------------------------------------------
6        UTIL_EXTRA_1        25       75        XXX...              CHAR(25)    The Field can carry any information   O
                                                                                that the Utility wants back in the
                                                                                output file so that the Restoration
                                                                                request can be properly handled in
                                                                                the utility's systems For e.g. The
                                                                                Order #
-------------------------------------------------------------------------------------------------------------------------
7        UTIL_EXTRA_2        25       100       XXX...              CHAR(25)    The Field can carry any information   O
                                                                                that the Utility wants back in the
                                                                                output file so that the Restoration
                                                                                request can be properly handled in
                                                                                the utility's systems For e.g. The
                                                                                Order Number
-------------------------------------------------------------------------------------------------------------------------
8        UTIL_EXTRA_3        25       125       XXX...              CHAR(25)    The Field can carry any information   O
                                                                                that the Utility wants back in the
                                                                                output file so that the Restoration
                                                                                request can be properly handled in
                                                                                the utility's systems For e.g. The
                                                                                Order #
-------------------------------------------------------------------------------------------------------------------------
9        RESTORE_TIME        17       150       MM/DD/YY            DATE        The actual time when power was        M
                                                HH24: MI: SS                    restored to this device by utility
=========================================================================================================================

RESTORATION VERIFICATION REQUEST RECORD LENGTH = 166

                              Propriety Notice
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 Do not use, disclose or reproduce without the prior permission from Cellnet

5.16.2 RESTORATION VERIFICATION RESPONSE LAYOUT

Creator           : Cellnet
File Name         : restore.response
Timing            : TBD
Frequency         : TBD

NOTE:
-----
1. Each Numeric column (NUMBER) should be left padded with zeroes.
2. Each Character column (CHAR) should be right padded with spaces.
3. DATE field should be in the format shown in the file layout.

M - MANDATORY
O - OPTIONAL

=========================================================================================================================
  #         FIELD             SIZE    START       FORMAT           DATA                 DESCRIPTION                 M/O
                                       POS                         TYPE
=========================================================================================================================
1       ORDER_NUMBER           25        1        XXX...          CHAR(25)      Work order number from utility       M
-------------------------------------------------------------------------------------------------------------------------
2       REQUEST_TYPE           3        26        XXX             CHAR(3)       Valid values are IND and BAT.        M
                                                                                This is the request type for
                                                                                transformer restoration
                                                                                verification.
                                                                                For a meter it will always be IND
                                                                                (Individual).
                                                                                For a transformer,. IND will get
                                                                                the status of the individual
                                                                                transformer by just checking its
                                                                                bellwether meter
                                                                                For a transformer, BAT will get
                                                                                the status of all meters on the
                                                                                transformer
-------------------------------------------------------------------------------------------------------------------------
3       DEVICE_TYPE             1       29        X               CHAR(1)       M -Meter Id                          M
                                                                                T - Transformer
-------------------------------------------------------------------------------------------------------------------------
4       REQ_DEVICE_ID          20       30        XXX...          CHAR(20)      The Device identifier.               M
                                                                                This might be the Meter id, or
                                                                                Transformer id. This indicates how
                                                                                the device is identified in OCDB.
-------------------------------------------------------------------------------------------------------------------------
5       RESP_DEVICE_ID         20       50        XXX...          CHAR(20)      If device_type = T, then this        M
                                                                                field will have the bellwether
                                                                                meter_id or all meter_ids on this
                                                                                transformer
                                                                                OTHERWISE
                                                                                response_device_id =
                                                                                request_device_id
-------------------------------------------------------------------------------------------------------------------------
6       UTILITY_ID             25       70        XXX...          CHAR(20)      The unique cross reference for       M
                                                                                meter identifier
-------------------------------------------------------------------------------------------------------------------------
7       RESTORE_TIME           17       95        MM/DD/YY        DATE          The actual time when power was       M
                                                  HH24: MI: SS                  restored to this device by utility.
-------------------------------------------------------------------------------------------------------------------------
8       UTIL_EXTRA_1           25      112        XXX...          CHAR(25)      The Field can carry any              O
                                                                                information that the Utility wants
                                                                                back in the output file so that
                                                                                the Restoration request can be
                                                                                properly handled in the utility's
                                                                                systems For e.g. The Order Number
-------------------------------------------------------------------------------------------------------------------------
9       UTIL_EXTRA_2           25      137        XXX...          CHAR(25)      The Field can carry any              O
                                                                                information that the Utility wants
                                                                                back in the output file so that
                                                                                the Restoration request can be
                                                                                properly handled in the utility's
                                                                                systems For e.g. The Order Number
-------------------------------------------------------------------------------------------------------------------------
10      UTIL_EXTRA_3           25      162        XXX...          CHAR(25)      The Field can carry any              O
                                                                                information that the Utility wants
                                                                                back in the output file so that
                                                                                the Restoration request can be
                                                                                properly handled in the utility's
                                                                                systems For e.g. The Order Number
=========================================================================================================================

                              Propriety Notice
            This information is Confidential Property of Cellnet
 Do not use, disclose or reproduce without the prior permission from Cellnet



=========================================================================================================================
11      PROCESS_TIME           17      197        MM/DD/YY        DATE          The time when the request was        M
                                                  HH24: MI: SS                  processed and the status updated
                                                                                in the OCDB.
-------------------------------------------------------------------------------------------------------------------------
12      LAST_PACKET_TIME       17      214        MM/DD/YY        DATE          The Time when the last packet (any   M
                                                  HH24: MI: SS                  kind) was received by the MCC.
-------------------------------------------------------------------------------------------------------------------------
13      LAST_GASP_TIME         17      231        MM/DD/YY        DATE          The Time when the Last Gasp packet   M
                                                  HH24: MI: SS                  (if received by the MCC) was
                                                                                received.
-------------------------------------------------------------------------------------------------------------------------
14      DEVICE_POWER_STATUS    2       248        XX              CHAR(2)       The Status of the device. Values     M
                                                                                are:
                                                                                RO - Restored but OUT now
                                                                                ON - Power in ON
                                                                                OU - Power is OUT
                                                                                NA - Not available
-------------------------------------------------------------------------------------------------------------------------
15      ERROR_MSG              80      250        XXX...          CHAR(80)      Error Message String                 O
-------------------------------------------------------------------------------------------------------------------------
16      UPDATE_FLAG            1       330        X               CHAR(1)       D - Delayed Response                 M
                                                                                R - Regular Response
=========================================================================================================================

RESTORATION VERIFICATION RESPONSE RECORD LENGTH = 320

                              Propriety Notice
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 Do not use, disclose or reproduce without the prior permission from Cellnet

5.17 PRE CONFIGURATION FOR ADVANCED METERS

This interface basically ensures that there is minimal disruption in collection of advanced reads from advanced accounts when the utility
                                                             -------
replaces a Non AMR meter with an AMR meter. By default the Cellnet network
--------
tracks only "Cumulative Consumption" read. In a scenario where a Non AMR meter is replaced with an AMR meter, the network starts collecting cumulative consumption only. Normally, the network starts collecting advanced metering data only after Cellnet receives a DBM record for the new meter and configures the network to enable tracking of the desired advanced read. This usually is a 2-3 day process and results in lost revenue for the utility.

If the utility is performing installation on all or certain advanced accounts, the utility can have Cellnet "Pre Configure" the network to track a specific advanced rate immediately after a meter is discovered and over the network and after the "COOK TIME **" is complete. For this, the utility must provide a list of AMR meters that they will be installing on advanced accounts at least 3 business days before the actual installation is done.

** COOK TIME is the time taken by the network to assign a newly discovered meter to the MCC that hears it the best. Cook time is usually a minimum of 4 hours and can go up to 8 hour. During this period of time, only cumulative consumption read is tracked.

DOES NOT APPLY FOR GAS AND WATER METERS.
----------------------------------------

5.17.1 PRE CONFIGURATION REQUEST

Creator           : Utility
Input/Trigger     : Advanced Metering Requirements
File Name         : pre.config.request
Error File Name   : pre.config.request.rej (Created by Cellnet)
Timing            : TBD
Frequency         : 7 Days a week

VALIDATIONS
-----------

The following validations are performed on the pre configuration request records. If the pre configuration request records fail any of the following validations, such records will be moved to the reject file.

- Meter should not already be installed in the field.
- If the rate requested is a Time of Use rate, it has to be a valid TOU rate defined in OCDB.
- If demand rate is requested, demand interval and subinterval should be not null
- If demand rate is requested, demand interval must be a multiple of demand subinterval
- If demand rate is requested, demand subinterval must be a multiple of the native interval of the module
- A retrofit record should exist for an electric meter.
- If a gas module needs to be pre configured, OCDB should have an entry denoting that this module was shipped to the utility.
- If load profile flag is set, lp_interval must be a multiple of the native interval of the module.

                              Propriety Notice
            This information is Confidential Property of Cellnet
 Do not use, disclose or reproduce without the prior permission from Cellnet

PRE CONFIGURATION REQUEST FILE LAYOUT
-------------------------------------
NOTE:
-----

1. Each Numeric column (NUMBER) should be left padded with zeroes.
2. Each Character column (CHAR) should be right padded with spaces.
3. DATE field should be in the format shown in the file layout.

M - MANDATORY
O - OPTIONAL

==================================================================================================================
  #         FIELD          SIZE     START       FORMAT          DATA               DESCRIPTION              M/O
                                     POS                        TYPE
==================================================================================================================
1     meter_id              20        1         XXX...       CHAR(20)        Meter identifier                M
------------------------------------------------------------------------------------------------------------------
2     utility               10       21         XXX...       CHAR(10)        Utility                         M
------------------------------------------------------------------------------------------------------------------
3     module_id             20       31         XXX...       CHAR(20)        The module id if the            O
                                                                             Utility tracks it.
------------------------------------------------------------------------------------------------------------------
4     cn_rate               10       51         XXX...       CHAR(10)        Cellnet standard rate,          M
                                                                             which the meter will be
                                                                             pre configured to.
------------------------------------------------------------------------------------------------------------------
5     demand_interval        2       61         99           NUMBER(2)       The demand interval in          O
                                                                             minutes
------------------------------------------------------------------------------------------------------------------
6     demand_sub_interval    2       63         99           NUMBER(2)       The demand sub interval,        O
                                                                             which determines whether
                                                                             it is on block or rolling
                                                                             demand, in minutes.
------------------------------------------------------------------------------------------------------------------
7     tou_rate              20       65         XXX...       CHAR(20)        The time of use rate,           O
                                                                             which the meter will be
                                                                             pre configured to.
------------------------------------------------------------------------------------------------------------------
8     load _profile          1       85         X            CHAR(1)         Indicates whether load          M
                                                                             profile (interval data) is
                                                                             desired
                                                                             Y - Load Profile Desired
                                                                             N - No Load Profile Desired
------------------------------------------------------------------------------------------------------------------
9     lp_interval            2       86         99           NUMBER(2)       The load profile interval       O
                                                                             desired on the meter, in
                                                                             minutes
==================================================================================================================


PRE CONFIGURATION REQUEST FILE RECORD LENGTH = 87


                              Propriety Notice
            This information is Confidential Property of Cellnet
 Do not use, disclose or reproduce without the prior permission from Cellnet

5.18 SYSTEM LOAD SNAPSHOT REPORT

System load snapshot is a process that will provide the utility customers with Time of Use (TOU) information, on every AMR meter on the network that is already not in a TOU rate, as frequently as requested by the utility. In order to fulfill this requirement, all the AMR meters on the network, already not in a TOU rate, have to be configured to a special TOU rate. OCDB will not collect and store TOU data for such metes on a daily basis. However, the MCC's in the network will be tracking and storing TOU data as defined in the system controller. This TOU data is never passed to OCDB during the regular read process.

The flow of process is as follows:
1. On an extremely hot or cold day, utility requests system load snapshot data.
2. A manual request is made to the local Cellnet Operations center to initiate a SLS reporting for a day.
3.   The system load snapshot (SLS) data collection process is triggered.
4. This process via input parameters could collect data either for yesterday or for the day before, since the MCC stores snapshots for 3 consecutive days.
5. An internal tou_rate (156) has been established specifically for SLS. The time period definition of this rate will vary from utility to utility. This needs to be defined for every utility and the all MCC's configured.
6.   Data is collected and stored in OCDB.
7. The system load snapshot interface runs automatically at the end of collection to create the output file.

DOES NOT APPLY FOR GAS AND WATER METERS.
----------------------------------------

                              Propriety Notice
            This information is Confidential Property of Cellnet
 Do not use, disclose or reproduce without the prior permission from Cellnet

SYSTEM LOAD SNAPSHOT REPORT FILE LAYOUT
---------------------------------------

Creator                    : Cellnet
Input/Trigger              : Manual request from utility
Input File Name            : NA
Timing                     : TBD
Output File Name           : sys.load.snapshot
Timing                     : TBD
Frequency                  : As requested by utility

NOTE:
-----

1. Each Numeric column (NUMBER) should be left padded with zeroes.
2. Each Character column (CHAR) should be right padded with spaces.
3. DATE field should be in the format shown in the file layout.

M - MANDATORY
O - OPTIONAL

========================================================================================================================
  #         FIELD           SIZE    START          FTI               DATA                 DESCRIPTION              M/O
                                     POS          FORMAT             TYPE
========================================================================================================================
1       METER_ID            20        1         XXX...              CHAR(20)         Meter Identifier               M
------------------------------------------------------------------------------------------------------------------------
2       ELECTRICAL_ID       20       21         XXX...              CHAR(20)         Typically contains the         O
                                                                                     transformer id. For newly
                                                                                     discovered meters this
                                                                                     will be empty
------------------------------------------------------------------------------------------------------------------------
3       TIMESTAMP           14       41         YYYYMMDDHHMISS      DATE             Timestamp of the last          M
                                                                                     packet received by the MCC
                                                                                     from the meter
------------------------------------------------------------------------------------------------------------------------
4       DELTA1              5        55         99999               NUMBER(5)                                       M
------------------------------------------------------------------------------------------------------------------------
5       DELTA2              5        60         99999               NUMBER(5)                                       M
------------------------------------------------------------------------------------------------------------------------
6       DELTA3              5        65         99999               NUMBER(5)                                       M
------------------------------------------------------------------------------------------------------------------------
7       TOU_MISSING         10       70         XXX...              CHAR(10)         Indicates if the MCC was       M
                                                                                     unable to allocate any
                                                                                     consumption to the right
                                                                                     bin due to RF loss of
                                                                                     communication
------------------------------------------------------------------------------------------------------------------------
8       SCALING_CONST       11       80         9999.999999         NUMBER(10,6)     The scaling constant (k        M
                                                                                     sub h) of the meter
========================================================================================================================

SYSTEM LOAD SNAPSHOT REPORT RECORD LENGTH = 90

                              Propriety Notice
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 Do not use, disclose or reproduce without the prior permission from Cellnet

5.19 OFF CYCLE READS REQUEST

Creator             : Utility
Input               : Off cycle read request from utility
File Name           : offcycle.request
Error File Name     : offcycle.request.rej (Created by Cellnet)
Timing              : TBD
Output File Name    : offcycle.response
Timing              : TBD
Frequency           : Daily


In order to bill a customer, utility needs meter consumption readings at the end of a billing cycle. But in the case where a customer moves out, the utility would need a read on the "move out date" to bill the customer. If the move out date happens to be between two consecutive read dates, the utility cannot wait until the next read date to get a closing read. The off cycle reads request interface enables the utility to request reads on an ad-hoc basis. A read can be requested both for a future date and a past date.

This interface requires receiving a request file from the utility with a list of meters that need an off cycle read and the read required date. Cellnet will process such requests, validate the requests and then respond back with reads for valid requests.

There are three key fields in this interface -

READ REQUESTED DATE

This is the date on which OCDB received the off cycle read request from the utility. It is important to understand that the utility could have generated this request in their systems 2 days earlier and sent it to Cellnet after two days. In this case, the database does not truly reflect the actual date of creation in OCDB. Utility will have to ensure that the off cycle read requests are provided to Cellnet as soon as they are created in their systems. The utility will have to provide Cellnet with enough time to gather a valid read. If the read request does not honor the agreed upon "notice time", such requests will be rejected.

READ REQUIRED DATE

Utility needs a read with this timestamp to bill the customer. The read provided in the response file could be either the requested time-stamp or a time-stamp that will be considered as a valid read (as defined by the billing window). The application has the ability to filter out and not report any reads that fall outside the billing window.

READ REPORTED DATE

The date utility wants Cellnet to report the read back to them. Basically, this field determines the day this off cycle read will be reported in the file.


INPUT FILE FORMAT OFF CYCLE REQUESTS
------------------------------------

                              Propriety Notice
            This information is Confidential Property of Cellnet
 Do not use, disclose or reproduce without the prior permission from Cellnet

NOTE:

1. Each Numeric column (NUMBER) should be left padded with zeroes.
2. Each Character column (CHAR) should be right padded with spaces.
3. DATE field should be in the format shown in the file layout.

M - MANDATORY
O - OPTIONAL

========================================================================================================================
  #         FIELD           SIZE    START          FORMAT            DATA                 DESCRIPTION              M/O
                                     POS                             TYPE
========================================================================================================================
1       Meter_Id             20         1         XXX...            CHAR(20)         The Meter identifier.         M
                                                                                     FOR WATER METERS, this is
                                                                                     the MIU ID for an AMR meter &
                                                                                         ------
                                                                                     Device ID for a Non AMR
                                                                                     ---------
                                                                                     meter
------------------------------------------------------------------------------------------------------------------------
2       Utility              10        21         XXX...            CHAR(10)         Utility Acronym               M
------------------------------------------------------------------------------------------------------------------------
3       Utility_Id           25        31         XXX...            CHAR(25)         Unique cross-reference for    M
                                                                                     the Meter Identifier.
------------------------------------------------------------------------------------------------------------------------
4       Route_Id             12        56         XXX...            CHAR(12)         The route identifier.         M
------------------------------------------------------------------------------------------------------------------------
5       Read_requested_date   8        68         YYYYMMDD          DATE             Date OCDB received this       M
                                                                                     request
------------------------------------------------------------------------------------------------------------------------
6       Read_required_date    8        76         YYYYMMDD          DATE             Read to be provided to        M
                                                                                     utility for  this time stamp
------------------------------------------------------------------------------------------------------------------------
7       Read_reported_date    8        84         YYYYMMDD          DATE             Date the utility wants the    M
                                                                                     off cycle read to be
                                                                                     reported on.
------------------------------------------------------------------------------------------------------------------------
8       util_extra_1         25        92         XXX...            CHAR(25)         Any customized data that      O
                                                                                     the utility wants to send
                                                                                     and reported back in the
                                                                                     response file
------------------------------------------------------------------------------------------------------------------------
9       util_extra_2         25       117         XXX...            CHAR(25)         Any customized data that      O
                                                                                     the utility wants to send
                                                                                     and reported back in the
                                                                                     response file
------------------------------------------------------------------------------------------------------------------------
10      util_extra_3         25       142         XXX...            CHAR(25)         Any customized data that      O
                                                                                     the utility wants to send
                                                                                     and reported back in the
                                                                                     response file
------------------------------------------------------------------------------------------------------------------------
11      util_extra_4         25       167         XXX...                             Any customized data that      O
                                                                                     the utility wants to send
                                                                                     and reported back in the
                                                                                     response file
========================================================================================================================

OFF CYCLE READS REQUEST RECORD LENGTH = 191

                              Propriety Notice
            This information is Confidential Property of Cellnet
 Do not use, disclose or reproduce without the prior permission from Cellnet

                                  EXHIBIT 4
                            INTENTIONALLY OMITTED

The information below marked by * and [] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.

                                                    EXHIBIT 5-A
                                 LIST OF ALL LACLEDE AND MONAT GAS METERS THAT CAN BE
                                               RETROFITTED WITH A MIU

-----------------------------------------------------------------------------------------------------------------
                                  METERS COMPATIBLE WITH CELLNET TRANSMITTERS
-----------------------------------------------------------------------------------------------------------------
Meter           Total                                             Est. Meter Population
-----------------------------------------------------------------------------------------------------------------
Size            Population *                                      for AMR Deployment**
-----------------------------------------------------------------------------------------------------------------
1000A                                           [*****]                                                   [*****]
-----------------------------------------------------------------------------------------------------------------
10000                                              [**]                                                      [**]
-----------------------------------------------------------------------------------------------------------------
10BIC                                             [***]                                                     [***]
-----------------------------------------------------------------------------------------------------------------
150                                               [***]                                                     [***]
-----------------------------------------------------------------------------------------------------------------
1600R                                             [***]                                                     [***]
-----------------------------------------------------------------------------------------------------------------
175AM                                          [******]                                                  [******]
-----------------------------------------------------------------------------------------------------------------
175RW                                          [******]                                                  [******]
-----------------------------------------------------------------------------------------------------------------
175SP                                          [******]                                                  [******]
-----------------------------------------------------------------------------------------------------------------
200RW                                          [******]                                                  [******]
-----------------------------------------------------------------------------------------------------------------
250AM                                         [*******]                                                 [*******]
-----------------------------------------------------------------------------------------------------------------
250RW                                           [*****]                                                   [*****]
-----------------------------------------------------------------------------------------------------------------
250SP                                          [******]                                                  [******]
-----------------------------------------------------------------------------------------------------------------
275RW                                         [*******]                                                 [*******]
-----------------------------------------------------------------------------------------------------------------
3000R                                             [***]                                                     [***]
-----------------------------------------------------------------------------------------------------------------
415RW                                           [*****]                                                   [*****]
-----------------------------------------------------------------------------------------------------------------
425AM                                          [******]                                                  [******]
-----------------------------------------------------------------------------------------------------------------
5000R                                             {***]                                                     [***]
-----------------------------------------------------------------------------------------------------------------
750RW                                           [*****]                                                   [*****]
-----------------------------------------------------------------------------------------------------------------
800AM                                           [*****]                                                   [*****]
-----------------------------------------------------------------------------------------------------------------
1000R                                             [***]                                                     [***]
-----------------------------------------------------------------------------------------------------------------
10100                                             [***]                                                     [***]
----------------------------------------------------------------------------------------------------------------
1200A                                             [***]                                                     [***]
-----------------------------------------------------------------------------------------------------------------
1400A                                              [**]                                                      [**]
-----------------------------------------------------------------------------------------------------------------
1RMET                                               [*]                                                       [*]
-----------------------------------------------------------------------------------------------------------------
2&IC                                               [**]                                                      [**]
-----------------------------------------------------------------------------------------------------------------
2300A                                              [**]                                                      [**]
-----------------------------------------------------------------------------------------------------------------
30BIC                                               [*]                                                       [*]
-----------------------------------------------------------------------------------------------------------------
3100A                                             [***]                                                     [***]
-----------------------------------------------------------------------------------------------------------------
35BIC                                             {***]                                                     [***]
-----------------------------------------------------------------------------------------------------------------
3AIC                                                [*]                                                       [*]
-----------------------------------------------------------------------------------------------------------------
3IC                                               [***]                                                     [***]
-----------------------------------------------------------------------------------------------------------------
4&IC                                               [**]                                                      [**]
-----------------------------------------------------------------------------------------------------------------
4IC                                               [***]                                                     [***]
-----------------------------------------------------------------------------------------------------------------
500IC                                             [***]                                                     [***]
-----------------------------------------------------------------------------------------------------------------
5BIC                                              [***]                                                     [***]
-----------------------------------------------------------------------------------------------------------------
5EMCO                                              [**]                                                      [**]
-----------------------------------------------------------------------------------------------------------------
60                                                  [*]                                                       [*]
-----------------------------------------------------------------------------------------------------------------
6100A                                             [***]                                                     [***]
-----------------------------------------------------------------------------------------------------------------
80BIC                                             [***]                                                     [***]
-----------------------------------------------------------------------------------------------------------------
250IC                                             [***]                                                     [***]
-----------------------------------------------------------------------------------------------------------------
60BIC                                              [**]                                                      [**]
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
SUB-TOTAL                                     [*******]                                                 [*******]
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

*Total Population includes inactives
-----------------------------------------------------------------------------------------------------------------
** Est. Meter Population for AMR Deployment includes inactives that are less than one year old

-----------------------------------------------------------------------------------------------------------------

The information below marked by * and [] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.


                                                    EXHIBIT 5-B
                         LIST OF ALL METERS FOR WHICH THE ABILITY TO RETROFIT WITH A MIU IS
                                          TO BE DETERMINED BY THE PARTIES

--------------------------------------------------------------------------------------------------------------------



Meter           Total                                             Est. Meter Population
--------------------------------------------------------------------------------------------------------------------
Size            Population *                                      for AMR Deployment**
--------------------------------------------------------------------------------------------------------------------
1&M                                                       [**]                                                  [**]
--------------------------------------------------------------------------------------------------------------------
102M                                                      [**]                                                  [**]
--------------------------------------------------------------------------------------------------------------------
10X30                                                      [*]                                                   [*]
--------------------------------------------------------------------------------------------------------------------
11C                                                       [**]                                                  [**]
--------------------------------------------------------------------------------------------------------------------
11M                                                      [***]                                                 [***]
--------------------------------------------------------------------------------------------------------------------
16M                                                      [***]                                                 [***]
--------------------------------------------------------------------------------------------------------------------
23M                                                      [***]                                                 [***]
--------------------------------------------------------------------------------------------------------------------
2M175                                                    [***]                                                 [***]
--------------------------------------------------------------------------------------------------------------------
3&10                                                       [*]                                                   [*]
--------------------------------------------------------------------------------------------------------------------
38M                                                       [**]                                                  [**]
--------------------------------------------------------------------------------------------------------------------
3M175                                                    [***]                                                 [***]
--------------------------------------------------------------------------------------------------------------------
4X12                                                      [**]                                                  [**]
--------------------------------------------------------------------------------------------------------------------
56M                                                       [**]                                                  [**]
--------------------------------------------------------------------------------------------------------------------
5M                                                       [***]                                                 [***]
--------------------------------------------------------------------------------------------------------------------
5M175                                                    [***]                                                 [***]
--------------------------------------------------------------------------------------------------------------------
5X15                                                      [**]                                                  [**]
--------------------------------------------------------------------------------------------------------------------
6X10                                                       [*]                                                   [*]
--------------------------------------------------------------------------------------------------------------------
6X18                                                       [*]                                                   [*]
--------------------------------------------------------------------------------------------------------------------
7M175                                                    [***]                                                 [***]
--------------------------------------------------------------------------------------------------------------------
8C                                                       [***]                                                 [***]
--------------------------------------------------------------------------------------------------------------------
8X24                                                      [**]                                                  [**]
--------------------------------------------------------------------------------------------------------------------
T140                                                       [*]                                                   [*]
--------------------------------------------------------------------------------------------------------------------
T30                                                        [*]                                                   [*]
--------------------------------------------------------------------------------------------------------------------
T60                                                        [*]                                                   [*]
--------------------------------------------------------------------------------------------------------------------
175N***                                               [******]                                              [******]
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
SUB-TOTAL                                             [******]                                              [******]
--------------------------------------------------------------------------------------------------------------------

*Total Population includes inactives
--------------------------------------------------------------------------------------------------------------------
** Est. Meter Population for AMR Deployment includes inactives that are less than one year old
*** Cellnet has agreed to work with Laclede in good faith to develop a MIU for these meters as described in Section 2.1(c)(iii)(D).

                                 EXHIBIT 5-C
      LIST OF ALL METERS THAT CAN BE RETROFITTED WITH A MIU BY CELLNET

                        Gas Meter Compatibility List

OVERVIEW
The Gas Meter Compatibility List is the result of retrofit experience and feedback from meter manufacturers (American Meter, Equimeter, and others). Every attempt has been made to ensure the accuracy of the information in this document. There may be limitations to compatibility unknown to Cellnet due to changes made which Cellnet has been unable to document through our research and substantial meter library. This document will evolve over time as Cellnet and its partners expand and update their product base. Any questions about the compatibility information contained in this document should be forwarded to your Cellnet representative.

TABLE 1           AMERICAN RESIDENTIAL METERS

===============================================================================================

            MODEL                  START YEAR           END YEAR                DRIVE
===============================================================================================
            AL 175                    1958                1993                   1'/2'
-----------------------------------------------------------------------------------------------
            AL 250                    1966                1985                    2'
-----------------------------------------------------------------------------------------------
            AL 310                    1979                1985                    2'
-----------------------------------------------------------------------------------------------
            AL 425                    1965               Current                  2'
-----------------------------------------------------------------------------------------------
            AT 250                    1968               Current                 1'/2'
-----------------------------------------------------------------------------------------------
            AT 350                    1998               Current                  2'
-----------------------------------------------------------------------------------------------
            AC 175                    1965               Current                 1'/2'
-----------------------------------------------------------------------------------------------
            AC 250                    1976               Current                 1'/2'
-----------------------------------------------------------------------------------------------
            AC 630                    1998               Current                  2'
-----------------------------------------------------------------------------------------------
            AM 250                    1985               Current                 1'/2'
===============================================================================================

         Note: Meters with odometer type dial on any of the models above are not supported.

TABLE 2           AMERICAN LARGE DIAPHRAGM METERS

===============================================================================================

            MODEL                  START YEAR           END YEAR                DRIVE
===============================================================================================
            AL 800                    1960              Current                 5'/10'
-----------------------------------------------------------------------------------------------
            AL 1000                   1960              Current                 5'/10'
-----------------------------------------------------------------------------------------------
            AL 1400                   1960              Current                 5'/10'
-----------------------------------------------------------------------------------------------
            AL 2300                   1960              Current                10'/100'
-----------------------------------------------------------------------------------------------
            AL 5000                   1960              Current                10'/100'
===============================================================================================




===============================================================================================

        LARGE DIAPHRAGM            START YEAR           END YEAR                DRIVE
===============================================================================================
            MM35B*                    1925                1960                    5'
           (AL 800)
-----------------------------------------------------------------------------------------------
            MM80B*                    1925                1960                    5'
           (AL 1000)
-----------------------------------------------------------------------------------------------
            MM250B*                   1925                1960                    10'
           (AL 2300)
-----------------------------------------------------------------------------------------------
            MM500B*                   1925                1960                    10'
           (AL 5000)
===============================================================================================

         * Need to replace dial index.

TABLE 3           SENSUS/INVENSYS/EQUIMETER/ROCKWELL RESIDENTIAL METERS

===============================================================================================

          RESIDENTIAL              START YEAR           END YEAR                DRIVE
===============================================================================================
             R-175                    1964                1979                    2'
-----------------------------------------------------------------------------------------------
             R-200                    1977                1995                    2'
-----------------------------------------------------------------------------------------------
             R-275                    1977               Current                  2'
-----------------------------------------------------------------------------------------------
             R-315                    1977               Current                  2'
-----------------------------------------------------------------------------------------------
            RT-230                    1977               Current                  2'
-----------------------------------------------------------------------------------------------
            RT-275                    1977               Current                  2'
-----------------------------------------------------------------------------------------------
              250                     1960                1979                    2'
-----------------------------------------------------------------------------------------------
              310                     1960                1979                    2'
===============================================================================================

         Note: Cellnet modules are not compatible with Rockwell R-175S and RX-250 meter models.

TABLE 4           SENSUS/INVENSYS/EQUIMETER/ROCKWELL LARGE DIAPHRAGM METERS

===============================================================================================

        LARGE DIAPHRAGM            START YEAR           END YEAR                DRIVE
===============================================================================================
              750                     1962              Current                 5'/10'
-----------------------------------------------------------------------------------------------
             1600                     1960              Current                 5'/10'
-----------------------------------------------------------------------------------------------
             1000                     1971              Current                 5'/10'
-----------------------------------------------------------------------------------------------
             3000                     1966              Current                   10'
-----------------------------------------------------------------------------------------------
             5000                     1963              Current                   10'
-----------------------------------------------------------------------------------------------
             10000                    1964              Current                  100'
===============================================================================================


                              Propriety Notice
            This information is Confidential Property of Cellnet
 Do not use, disclose or reproduce without the prior permission from Cellnet




TABLE 5           ACTARIS/SCHLUMBERGER/SPRAGUE RESIDENTIAL METERS

===============================================================================================

          RESIDENTIAL              START YEAR           END YEAR                DRIVE
===============================================================================================
             175*                     1962                1998                    2'
-----------------------------------------------------------------------------------------------
             240*                     1962                1998                    2'
-----------------------------------------------------------------------------------------------
             250*                     1962                1998                    2'
-----------------------------------------------------------------------------------------------
              400                     1976                1985                    2'
-----------------------------------------------------------------------------------------------
             400A                     1986               Current                  2'
-----------------------------------------------------------------------------------------------
          METRIS 250*                 1999               Current                  2'
-----------------------------------------------------------------------------------------------
          METRIS MB*                  1999               Current                  2'
-----------------------------------------------------------------------------------------------
          METRIS RM*                  1999               Current                  2'
===============================================================================================

         Note: Meters with odometer type dial on Sprague 175, 250 and 400 are not supported.
         * Sprague Slant Face Version Only.

TABLE 6           ACTARIS/SCHLUMBERGER/SPRAGUE LARGE DIAPHRAGM METERS

===============================================================================================

        LARGE DIAPHRAGM            START YEAR           END YEAR                DRIVE
===============================================================================================
             675*                     1973                1995                    10'
-----------------------------------------------------------------------------------------------
            675A**                    1995              Current                   10'
-----------------------------------------------------------------------------------------------
            800A**                    1995              Current                   10'
-----------------------------------------------------------------------------------------------
             1000*                    1973                1995                    10'
-----------------------------------------------------------------------------------------------
            1000A**                   1995              Current                   10'
===============================================================================================

         * The module only supports these models that have index covers that are retained by four bolts. It does not support the one bolt and two bolt models.
        ** The module only supports these models with tall index bracket.

TABLE 8           ROTARY METER PULSERS

===============================================================================================

                                                                             MAXIMUM PULSE
     MANUFACTURER/MODEL #          START YEAR           END YEAR                RATE(1)
===============================================================================================
         Dresser Roots                TBD                 TBD                    10 Hz
-----------------------------------------------------------------------------------------------
             Romet                    TBD                 TBD                    10Hz
===============================================================================================

o The maximum pulse rate is limited by the Cellnet communication module.



                              Propriety Notice
            This information is Confidential Property of Cellnet
 Do not use, disclose or reproduce without the prior permission from Cellnet

                                  EXHIBIT 6

                        ADJUSTMENT TO MONTHLY MIU FEE

         The Monthly MIU Fee shall be adjusted in accordance with this
Exhibit 6.

         (a) For purposes of this Exhibit 6, the following capitalized terms have the respective meanings set forth below:

"Number of MIUs Condemned", for a given Contract Year, equals the number of
 ------------------------
Laclede Gas Meters with MIUs removed from service in such Contract Year that Laclede is not able to reuse on other Laclede Gas Meters.

"Number of MIUs Reconditioned", for a given Contract Year, equals the number
 ----------------------------
of MIUs (of the Number of MIUs Condemned) that Cellnet is able to recondition and reuse for other than Laclede Gas Meters in such Contract Year. The Number of MIUs Reconditioned includes MIUs that were retired in a previous Contract Year, held in inventory, and subsequently reconditioned and reused.

"Net Number of MIUs Retired", for a given Contract Year, equals the Number
 --------------------------
of MIUs Condemned minus the Number of MIUs Reconditioned in such Contract
Year.

"Number of MIU Startups", for a given Contract Year, equals the number of
 ----------------------
MIUs provided by Cellnet for installation on Laclede Gas Meters in such Contract Year, excluding the number of MIUs Cellnet is required to replace under the terms of this Agreement.

"MIU Retirement Unit Cost", for a given Contract Year, equals the amount in
 ------------------------
the row so named for such Contract Year in the chart attached as Appendix A.
                                                                 ----------

"MIU Startup Unit Cost", for a given Contract Year, equals the amount in the
 ---------------------
row so named for such Contract Year as shown on Appendix A.
                                                ----------

"Number of Annual Reads" equals the actual number of MIU readings that were
 ----------------------
subject to the Per Read Fee in a given Contract Year.

"Total Annual Reconditioning Cost", for a given Contract Year, equals the
 --------------------------------
Number of MIUs Reconditioned multiplied by $5.

"Total Annual Retirement Cost", for a given Contract Year, equals the Net
 ----------------------------
Number of MIUs Retired multiplied by the MIU Retirement Unit Cost.

"Total Annual Startup Cost", for a given Contract Year, equals the Number of
 -------------------------
MIU Startups multiplied by the MIU Startup Unit Cost.



The information below marked by * and [] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.


"Total Actual Annual Cost", for a given Contract Year, equals the sum of (i)
 ------------------------
the Total Annual Reconditioning Cost for such Contract Year, (ii) the Total Annual Retirement Cost for such Contract Year, and (iii) the Total Annual Startup Cost for such Contract Year.

"Total Projected Annual Cost", for a given Contract Year, equals the amount
 ---------------------------
in the row "Total Projected Cost" for such Contract Year in the chart attached as Appendix A.
            ----------

"Annual Cost Differential", for a given Contract Year, equals the difference
 ------------------------
between the Total Actual Annual Cost for such Contract Year and the Total Projected Annual Cost for such Contract Year.

"Cumulative Actual Annual Cost" equals the sum of Total Actual Annual Costs
 -----------------------------
for Contract Years that have not been included in a calculation that resulted in an increase or decrease in the Monthly MIU Fee pursuant to Section (b) of this Exhibit 6.

"Cumulative Projected Annual Cost" equals the sum of Total Projected Annual
 --------------------------------
Costs for Contract Years that have not been included in a calculation that resulted in an increase or decrease in the Monthly MIU Fee pursuant to Section (b) of this Exhibit 6.

"Cumulative Annual Cost Differential" equals the Cumulative Actual Annual
 -----------------------------------
Cost less the Cumulative Projected Annual Cost.

"Reconditionable MIU", means a MIU that Laclede removes from a Laclede Gas
 -------------------
Meter and is not able to reuse, but for which Cellnet has indicated in writing that it has another customer that has a gas meter or gas meters with which such a MIU is compatible and who is willing to accept reconditioned MIUs. Cellnet shall provide a list of meter types on which it can utilize a Reconditionable MIU within 30 days of the execution of this Agreement and update or confirm such list from time to time, but at least annually within 30 days after the first day of each Contract Year.

         (b) If the Cumulative Annual Cost Differential is greater than $[*******], the Monthly MIU Fee shall be increased or decreased (as applicable) in accordance with the procedures set forth below. If the Cumulative Annual Cost Differential is less than or equal to $[*******], there shall be no increase or decrease in the Monthly MIU Fee pursuant to this Exhibit 6.

         (c) If the Cumulative Actual Annual Cost exceeds the Cumulative Projected Annual Cost by more than $[*******], or if the Cumulative Projected Annual Cost exceeds the Cumulative Actual Annual Cost by more than $[*******], the Monthly MIU Fee for future reads shall be increased or decreased, as applicable, as follows:

                  (i) First, the Cumulative Annual Cost Differential shall be amortized over the remaining number of months of this Agreement at an annual interest rate of [*]% to determine a monthly payment amount.
Such monthly payment amount will be multiplied by the number of months remaining on this Agreement to determine the "Future Value of the Cumulative
                                              ------------------------------
Annual Cost Differential";
------------------------


The information below marked by * and [] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.


                  (ii) Second, the "Total Number of Remaining Reads" shall
                                    -------------------------------
be determined as follows. The Number of Annual Reads for the previous
Contract Year (the "Base Year") will be used as a base-line and the number
                    ---------
of reads for each subsequent Contract Year ("Number of Assumed Reads") will
                                             -----------------------
assume a [*]% increase over each immediately preceding Contract Year. For each Contract Year, the Number of Assumed Reads for such Contract Year shall equal the Number of Assumed Reads for the previous Contract Year multiplied by [****]. The "Total Number of Remaining Reads" shall be (A) the sum of the
              -------------------------------
Number of Assumed Reads for each Contract Year (if any) subsequent to the Base Year, less (B) the product of a fraction whose numerator is an amount equal to the number of months in the first Contract Year subsequent to the Base Year prior to implementation of the increase or decrease to the Monthly MIU Fee and whose denominator is 12, multiplied by the Assumed Reads in such Contract Year;

                  (iii) Third, determine the "Read Cost Differential" by
                                              ----------------------
dividing the Future Value of the Cumulative Annual Cost Differential by the Total Number of Remaining Reads and rounding the result to tenths of a cent; and

                  (iv) Fourth,

                           (A) If the Cumulative Actual Annual Cost exceeds
the Cumulative Projected Annual Cost by more than $[*******], the Monthly MIU Fee for future reads shall be increased by an amount equal to the Read Cost Differential, or

                           (B) If the Cumulative Projected Annual Cost
exceeds the Cumulative Actual Annual Cost by more than $[*******], the Monthly MIU Fee for future reads shall be decreased by an amount equal to the Read Cost Differential.

                           (C) In the event the Monthly MIU Fee is increased
or decreased as described above in this subsection (c)(iv), then the cumulative cost calculation described in this Exhibit 6 is started over at zero for the next Contract Year.

                  (v) Solely for purposes of reference, an example of the foregoing four-step calculation is attached as Appendix B.
                                               ----------

         (d) There shall be no adjustment under this Exhibit 6 for the first, second, or third Contract Year. The first adjustment to the Monthly MIU Fee described in this Exhibit 6 shall be calculated at the beginning of the fourth Contract Year (which will commence during 2008) using the third Contract Year as the Base Year and then again for every Contract Year thereafter, and if applicable, the Monthly MIU Fee for the next Contract Year will be increased or decreased, as applicable, from the Monthly MIU Fee for the Base Year, as such Monthly MIU Fee has been previously adjusted, if applicable, in accordance with this Exhibit 6.

         (e) Notwithstanding anything contained in this Exhibit 6 or the Agreement to the contrary, if the Cumulative Annual Cost Differential is greater than $[*******], the Read Cost Differential shall be calculated assuming a Cumulative Annual Cost Differential of $[*******]. The excess Cumulative Annual Cost Differential over $[*******] shall be paid by Laclede to Cellnet (if the Cumulative Actual Annual Cost exceeds the Cumulative Projected Annual Cost), or by Cellnet to Laclede (if the Cumulative Projected Annual Cost exceeds the Cumulative Actual Annual Cost) within 30 days after the final determination of the Cumulative Annual Cost Differential.

         (f) During the term of the Agreement, not later than 30 days after the end of each month, Laclede shall send a statement to Cellnet showing the Number of MIUs Condemned in the previous month. Laclede shall, at its own cost and expense, ship all Reconditionable MIUs to Cellnet's facility in Laclede's service area.

         (g) Not later than 45 days after the first day of each Contract Year (beginning in 2008), Cellnet shall deliver a certificate (the "Certificate") to Laclede setting forth the adjustment to the Monthly MIU
 -----------
Fee (if any) for such Contract Year, or stating that no adjustment is required, along with supporting calculations in reasonable detail. If, within 30 days after delivery of the Certificate, Laclede alleges that the Certificate has not been prepared in accordance with this Exhibit 6 or that the Certificate contains a mathematical mistake or other error, Laclede shall deliver to Cellnet within such period a written notice (a "Notice of
                                                                 ---------
Disagreement") specifying in reasonable detail all disputed items and the
------------
basis therefor, including reasonable detail. Subject to the rights described in Article 17, the failure by Laclede to provide a Notice of Disagreement to Cellnet within such 30-day period will constitute the acceptance by Laclede of the Certificate, and in such event the calculations and other determinations set forth in the Certificate shall be the final calculations and other determinations for the Contract Year in question. During the 15-day period following the delivery of any Notice of Disagreement or such longer period as Cellnet and Laclede shall mutually agree, representatives of Cellnet and Laclede shall meet and seek in good faith to resolve in writing any differences that Cellnet and Laclede may have with respect to the matters specified in such Notice of Disagreement. If, at the end of such 15-day period (or such longer period as mutually agreed), Cellnet and Laclede have not resolved such differences, the dispute shall be submitted to the dispute resolution procedure contained in Sections 19.1(d), (e), (f) and (g) of the Agreement.

         (h) Notwithstanding the adjustments provide for in this Exhibit 6, the parties shall use commercially reasonable efforts to maximize the use of reconditioned MIUs.

The information below marked by * and [] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.


                                                             APPENDIX A


PROJECTED COST OF STARTUP AND RETIREMENT ACTIVITY

                                     YEAR 3        YEAR 4        YEAR 5        YEAR 6        YEAR 7        YEAR 8        YEAR 9
                                     ------        ------        ------        ------        ------        ------        ------
NET MIUS RECONDITIONED              [***]         [***]         [***]         [***]         [***]         [***]         [***]

MIU RECONDITIONING UNIT COST        $ [*]         $ [*]         $ [*]         $ [*]         $ [*]         $ [*]         $ [*]

MIU RECONDITIONING ANNUAL COST      $ [*****]     $ [*****]     $ [*****]     $ [*****]     $ [*****]     $ [*****]     $ [*****]

NET MIUS RETIRED                    [*****]       [*****]       [*****]       [*****]       [*****]       [*****]       [*****]

MIU RETIREMENT UNIT COST            $ [*****]     $ [*****]     $ [*****]     $ [*****]     $ [*****]     $ [*****]     $ [*****]

MIU RETIREMENT ANNUAL COST          $ [*******]   $ [*******]   $ [*******]   $ [*******]   $ [******]    $ [******]    $ [******]

MIU STARTUP UNITS                   [*****]       [*****]       [*****]       [*****]       [*****]       [*****]       [*****]

MIU STARTUP UNIT COST               $ [****]      $ [****]      $ [****]      $ [*****]     $ [*****]     $ [*****]     $ [*****]

MIU STARTUP ANNUAL COST             $ [*]         $ [*]         $ [*]         $ [*******]   $ [*******]   $ [*******]   $ [*******]
                                    ----------------------------------------------------------------------------------------------

TOTAL PROJECTED COST                $ [*******]   $ [*******]   $ [*******]   $ [*******]   $ [******]    $ [******]    $ [******]
                                    ==============================================================================================

                                    YEAR 10       YEAR 11       YEAR 12       YEAR 13       YEAR 14       YEAR 15
                                    -------       -------       -------       -------       -------       -------
NET MIUS RECONDITIONED              [***]         [***]         [***]         [***]         [***]         [***]

MIU RECONDITIONING UNIT COST        $ [*]         $ [*]         $ [*]         $ [*]         $ [*]         $ [*]

MIU RECONDITIONING ANNUAL COST      $ [*****]     $ [*****]     $ [*****]     $ [*****]     $ [*****]     $ [*****]

NET MIUS RETIRED                    [*****]       [*****]       [*****]       [*****]       [*****]       [*****]

MIU RETIREMENT UNIT COST            $ [*****]     $ [****]      $ [****]      $ [****]      $ [****]      $ [****]

MIU RETIREMENT ANNUAL COST          $ [******]    $ [*]         $ [*]         $ [*]         $ [*]         $ [*]

MIU STARTUP UNITS                   [*****]       [*****]       [*****]       [*****]       [*****]       [*****]

MIU STARTUP UNIT COST               $ [*****]     $ [*****]     $ [*****]     $ [*****]     $ [*****]     $ [*****]

MIU STARTUP ANNUAL COST             $ [*******]   $ [*******]   $ [*******]   $ [*******]   $ [*******]   $ [*******]
                                    --------------------------------------------------------------------------------

TOTAL PROJECTED COST                $ [*******]   $ [*******]   $ [*******]   $ [*******]   $ [*******]   $ [*******]
                                    ================================================================================

The information below marked by * and [] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.


                                                    APPENDIX B
                                                    ----------

----------------------------------------------------------------------------------------------------------------
           ILLUSTRATION OF CALCULATION OF INCREASE OR DECREASE IN PER READ CHARGE
----------------------------------------------------------------------------------------------------------------
ASSUMPTIONS:
----------------------------------------------------------------------------------------------------------------
                         Total         Total                       Cumulative
----------------------------------------------------------------------------------------------------------------
                       Projected       Actual        Annual          Annual
----------------------------------------------------------------------------------------------------------------
                         Annual        Annual         Cost           Cost                            Base Year
----------------------------------------------------------------------------------------------------------------
         Year             Cost          Cost      Differential   Differential                       Annual Reads
         ----             ----          ----      ------------   ------------
----------------------------------------------------------------------------------------------------------------
           3            [*******]     [*******]      [******]       [******]                         [*********]
----------------------------------------------------------------------------------------------------------------
           4            [*******]     [*******]     [*******]       [******]                         [*********]
----------------------------------------------------------------------------------------------------------------
           5            [*******]     [*******]      [******]       [******]                         [*********]
----------------------------------------------------------------------------------------------------------------
           6            [*******]     [*******]      [******]      [*******]                         [*********]
----------------------------------------------------------------------------------------------------------------
           7            [*******]     [*******]      [******]       [******]                         [*********]
----------------------------------------------------------------------------------------------------------------
           8            [*******]     [*******]    [********]       [******]                         [*********]
----------------------------------------------------------------------------------------------------------------
           9            [*******]     [*******]    [********]     [********]                         [*********]
----------------------------------------------------------------------------------------------------------------
          10            [*******]     [*******]    [********]     [********]                         [*********]
----------------------------------------------------------------------------------------------------------------
          11            [*******]     [*******]    [********]    [*********]                         [*********]
----------------------------------------------------------------------------------------------------------------
          12            [*******]     [*******]     [*******]      [*******]                         [*********]
----------------------------------------------------------------------------------------------------------------
          13            [*******]     [*******]    [********]     [********]                         [*********]
----------------------------------------------------------------------------------------------------------------
          14            [*******]     [*******]       [*****]     [********]                         [*********]
----------------------------------------------------------------------------------------------------------------
          15            [*******]     [*******]      [******]     [********]                         [*********]
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
At the end of Year 6, the Cumulative Annual Cost Differential exceeds $[*******], triggering an
----------------------------------------------------------------------------------------------------------------
Increase in the per read charge.  Annual Cost Differentials from Years 3 through 6 are thereafter not
----------------------------------------------------------------------------------------------------------------
Included in the Cumulative Annual Cost Differential.  At the end of Year 11, the Cumulative Annual
----------------------------------------------------------------------------------------------------------------
Cost Differential exceeds $[*********], triggering a decrease in the per read charge.  Annual Cost
----------------------------------------------------------------------------------------------------------------
Differentials from Years 3 through 11 are thereafter not included in the Cumulative Annual Cost
----------------------------------------------------------------------------------------------------------------
Differential. In each case, the parties agree to implement the increase or decrease after month three
----------------------------------------------------------------------------------------------------------------
Of the subsequent year.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
CALCULATION OF REVISED PER READ CHARGE:                                              Year 6            Year 11
                                                                                     ------            -------
----------------------------------------------------------------------------------------------------------------
A.    Cumulative Annual Cost Differential                                           $[*******]      $[*********]
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
      Monthly Payment Amount                                                       $[********]     $[**********]
----------------------------------------------------------------------------------------------------------------
      Number of Months Remaining on the Contract                          x              [***]              [**]
----------------------------------------------------------------------------------------------------------------
      Future Value of Cumulative Annual Cost Differential                        $[**********]   $[************]
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
B. Remaining Reads:
----------------------------------------------------------------------------------------------------------------
      Base Year Number of Annual Reads                                             [*********]       [*********]
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
      Remaining Reads Including 1% Annual Increase:
----------------------------------------------------------------------------------------------------------------
      Year 7                                                                       [*********]
----------------------------------------------------------------------------------------------------------------
      Year 8                                                                       [*********]
----------------------------------------------------------------------------------------------------------------
      Year 9                                                                       [*********]
----------------------------------------------------------------------------------------------------------------
      Year 10                                                                      [*********]
----------------------------------------------------------------------------------------------------------------
      Year 11                                                                      [*********]
----------------------------------------------------------------------------------------------------------------
      Year 12                                                                      [*********]       [*********]
----------------------------------------------------------------------------------------------------------------
      Year 13                                                                      [*********]       [*********]
----------------------------------------------------------------------------------------------------------------
      Year 14                                                                      [*********]       [*********]
----------------------------------------------------------------------------------------------------------------
      Year 15                                                                      [*********]       [*********]
----------------------------------------------------------------------------------------------------------------
                  Total Number of Remaining Reads                                 [**********]      [**********]
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
C.    Read Cost Differential (A/B)                                                  $  [*****]       $ [*******]
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
D.    Previous Monthly MIU Fee                                                          [****]            [****]
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
E.    Revised Monthly MIU Fee (C+D)                                                  $  [****]         $  [****]
----------------------------------------------------------------------------====================================

                                  EXHIBIT 7
                  PORTION OF MONAT IN WHICH METERS WILL BE
                           READ MANUALLY INITIALLY




In the region of the towns of

Ste. Genevieve 1,850 meters
Fredericktown 1,660 meters
Annapolis 130 meters
Ironton 320 meters
Poplar Bluff 6,300 meters

The information below marked by * and [] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.

                                  EXHIBIT 8
                           PER READ FEE COMPONENTS


         Monthly MIU Asset Fee                       $[*****]/meter

         Base Cost Fee                               $[*****]/meter

TOTAL MONTHLY MIU FEE                                $[*****]/METER

         Monthly Service Fee                         $[*****]/meter

TOTAL MONTHLY FEE                                    $[*****]/METER

                                  EXHIBIT 9
                    FORM OF SOFTWARE AND RELATED LICENSES



This license (the "LICENSE") shall govern the supply to and use by Customer of the Licensed Products.

1 LICENSE TO USE. Supplier hereby grants to Customer a non-exclusive,
  --------------
non-transferable (except as otherwise set forth herein), perpetual (except as otherwise set forth herein), limited license to use the Licensed Products as follows:

1.1 SOFTWARE LICENSE. Supplier grants to Customer the right to use the
    ----------------
Licensed Software, in object code only, on the Designated Processors to process data in respect of the Network in the Territory.

1.2 USE OF LICENSED SOFTWARE. Use of the Licensed Software shall consist of
    ------------------------
either copying any portion of the programs thereof from storage units or media into a central processing unit, or the processing of data with the programs, or both.

1.3 DOCUMENTATION LICENSE. Customer may use the Documentation in connection
    ---------------------
with its permitted use of the Licensed Software.

1.4 LIMITED COPYING RIGHT. Customer may make two copies of the Licensed
    ---------------------
Software solely for backup, test, archival or disaster recovery purposes. Customer may make a reasonable number of copies of the Documentation for any use authorized in SECTION 1.1 of this Schedule. Any copy which Customer makes of any Licensed Product, in whole or in part, is the property of Supplier. Customer agrees to reproduce and include in their entirety and without alteration Supplier's copyright, trademark and other proprietary rights notices on any copy of any Licensed Product.

1.5 NO SOURCE CODE LICENSE. This License is only for the object code version
    ----------------------
of the Licensed Software, and does not convey any right to receive or use the source code version of any of the Licensed Software.

2 PROHIBITED USES. Customer shall not (i) make available, provide access to,
  ---------------
or distribute, license or otherwise transfer, directly or indirectly, the Licensed Products to any third party; (ii) use the Licensed Software with any third party on a time-sharing basis; (iii) decompile, disassemble, reverse-assemble, analyze or otherwise examine the Licensed Software for reverse engineering thereof; (iv) copy or otherwise duplicate the Licensed Software except as permitted by this Schedule, (v) modify the Licensed Software in any manner, (vi) use the Licensed Products to develop other software, (vii) encumber, grant a lien or security interest in, lease, sub-license, or time-share the Licensed Products, or (viii) use the Licensed Products in any manner except as permitted under this License and this Agreement.

3 INSPECTION RIGHTS. Supplier shall have the right, upon three (3) days
  -----------------
prior notice, to inspect Customer's premises to access the Licensed Products during normal business hours, to verify that the Licensed Products are being used and protected as specified herein, including without limitation compliance by Customer with the use provisions of SECTION 1 of this Schedule. During such inspections, Supplier's personnel shall comply with Customer's standard site rules and procedures and shall not interfere with Customer's business.

4 RESERVATION OF RIGHTS. The Licensed Products are the sole and exclusive
  ---------------------
property of Supplier, and where applicable Supplier's Affiliates and suppliers. Supplier reserves all rights not expressly granted pursuant to this Agreement, including without limitation, all rights to derivative works (as defined under U.S. law) of the Licensed Products. This Agreement is not a sale of the Licensed Products or any copy or part thereof, and Customer shall have no title to or ownership in the Licensed Products, or any copies or part thereof, regardless of the form on which the original and any copies may exist. All software developed by Supplier on behalf of Customer hereunder shall constitute part of the Licensed Software hereunder and, along with any Documentation associated therewith and along with the intellectual property rights embodied therein, are the sole and exclusive property of Supplier, and where applicable Supplier's Affiliates and suppliers, whether or not they are specifically adapted by Supplier for use by Customer. Customer acknowledges the foregoing and that the Licensed Products are protected by copyright law, including international treaties, and other laws protecting intellectual property. If Customer is ever held or deemed to be the owner of any copyright or other proprietary rights in the Licensed Products or any derivative works, changes, modifications, or corrections to the Licensed Products, then Customer hereby irrevocably assigns to Supplier all such rights, title, and interest. Title to and ownership of all other computer software, programs, data, and proprietary information of Supplier, and where applicable Supplier's Affiliates and suppliers, supplied to Customer by Supplier in connection with this Agreement, and all copies of all or any portion thereof, and all proprietary and intellectual property rights embodied therein, shall remain vested in Supplier, and where applicable Supplier's Affiliates and suppliers, at all times. Customer shall execute and deliver all documents reasonably necessary to implement and confirm the letter and intent of this Section.

5 COMPLIANCE WITH LICENSE. Compliance by Customer with each of the terms and
  -----------------------
conditions of this License shall be a material condition of the License granted hereunder.

6 OBLIGATIONS UPON TERMINATION. Upon termination of this License for any
  ----------------------------
reason, Customer shall immediately discontinue use of the Licensed Products, and any portion thereof, and shall immediately return all such Licensed Products to Supplier.

7. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THE AMR AGREEMENT (AS DEFINED BELOW) OR THIS LICENSE, THE LICENSED SOFTWARE IS PROVIDED "AS IS - WHERE IS" AND WITHOUT WARRANTY OF ANY TYPE. FOR PURPOSES OF CLARITY, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THE AMR AGREEMENT OR THIS LICENSE, SUPPLIER MAKES NO

REPRESENTATIONS OR WARRANTIES WITH REGARD TO THE LICENSED SOFTWARE, INCLUDING ANY WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE OR NON-INFRINGEMENT, AND SUPPLIER HEREBY DISCLAIMS THE SAME. FURTHER SUPPLIER MAKES NO WARRANTY THAT THE SOFTWARE WILL OPERATE UNINTERRUPTED OR ERROR-FREE. SUPPLIER WARRANTS THAT THE SOFTWARE WILL PERFORM IN ALL MATERIAL RESPECTS IN ACCORDANCE WITH THE DOCUMENTATION. THE TERMS OF THIS LICENSE ARE INTENDED ONLY TO SUPPLEMENT, NOT SUPERCEDE, THE TERMS OF THE AMR AGREEMENT.

8 SURVIVABILITY. The provisions of SECTIONS 1, 2, 4, and 9 of this License
  -------------
shall survive the termination of this Agreement, regardless of the reason for termination.

9 DEFINITIONS.
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"AMR AGREEMENT" means the Automatic Meter Reading Services Agreement between Supplier and Customer of even date herewith.

"DESIGNATED PROCESSORS" means Customer owned personal computers.

"DOCUMENTATION" means (a) Supplier's standard manuals and related materials for distribution to Supplier's customers with the Licensed Software, including user manuals, help files and batch operation manuals. Unless otherwise specified in this Agreement, Supplier shall provide the Documentation in the English language and either in paper format or on a CD-ROM or similar electronic media.

"LICENSED SOFTWARE" means the computer software specified in the Supply Schedule attached hereto, in object code only.

"NETWORK" means the automatic meter reading network described in the AMR Services Agreement.

"LICENSED PRODUCTS" means the Licensed Software and the Documentation set forth on the Supply Schedule attached hereto.

"TERRITORY" has the same meaning set forth in the AMR Agreement for the term Fixed Network Area.

SUPPLIER:                                CUSTOMER

Cellnet Technology, Inc.                 Laclade Gas Company

By:  _________________________________   By:  _________________________________

Name:  _______________________________   Name:  _______________________________

Title:  ______________________________   Title:  ______________________________

                               SUPPLY SCHEDULE


               SOFTWARE: GPREP - GAS TOMM PREPARATION PROGRAM

Gprep software programs Resgas, C&I Gas (Diaphragm), C&I Gas (Rotary), and CPR MIU's to perform the following functions:

o    Verify that the operational parameters match those required

o    Validate the programmed LAN Address with the Power LAN Address label

o Program the module with operational parameters including the meter-specific values, namely meter ID, rollover point, meter constant, and dial index reading (which for gas meters can be non-zero)

o Save the inspection, programming, MRB disassociation record and index read results in separate files for delivery to Cellnet and the utility.